Exhibit 10.72

EXECUTION VERSION

INTERCREDITOR AGREEMENT

by and between

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as ABL Agent,

and

ALTER DOMUS (US) LLC
as Term Loan Agent

Dated as of December 7, 2020

(i)

Table of Contents

(continued)

(ii)

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (as amended, restated, supplemented, waived or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of December 7, 2020, between WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined herein, the “ABL Agent”) for the ABL Secured Parties and ALTER DOMUS (US) LLC (as successor to MORGAN STANLEY SENIOR FUNDING, INC.), in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined herein, the “Term Loan Agent”) for the Term Loan Secured Parties. Capitalized terms defined in Article 1 hereof are used in this Agreement as so defined.

RECITALS

A.            Pursuant to the ABL Credit Agreement, the ABL Credit Agreement Lenders have agreed to make certain loans and other financial accommodations to or for the benefit of the ABL Borrower.

B.            Pursuant to the ABL Guarantees, the ABL Guarantors have agreed to guarantee the payment and performance of the ABL Borrower’s obligations under the ABL Documents.

C.            As a condition to the effectiveness of the ABL Credit Agreement and to secure the obligations of the ABL Credit Parties under and in connection with the ABL Documents, the ABL Credit Parties have granted to the ABL Agent (for the benefit of the ABL Secured Parties) Liens on the Collateral.

D.            Pursuant to the Original Term Loan Credit Agreement, the Term Loan Credit Agreement Lenders have agreed to make certain loans and other financial accommodations to or for the benefit of the Term Loan Borrower.

E.            Pursuant to the Term Loan Guarantees, the Term Loan Guarantors have agreed to guarantee the payment and performance of the Term Loan Borrower’s obligations under the Term Loan Documents.

F.            As a condition to the effectiveness of the Original Term Loan Credit Agreement and to secure the obligations of the Term Loan Credit Parties under and in connection with the Term Loan Documents, the Term Loan Credit Parties have granted to the Term Loan Agent (for the benefit of the Term Loan Secured Parties) Liens on the Collateral.

G.            Pursuant to this Agreement, the Company may, from time to time, designate certain additional Indebtedness of any Credit Party as “Additional Term Indebtedness” by executing and delivering an Additional Term Indebtedness Designation and by complying with the procedures set forth in Section 7.11 hereof, and the holders of such Additional Term Indebtedness and any other applicable Additional Term Secured Party shall thereafter constitute Additional Term Secured Parties, and any Additional Term Agent for any such Additional Term Secured Parties shall thereafter constitute an Additional Term Agent for all purposes under this Agreement.

H.            Each of the ABL Agent (on behalf of the ABL Secured Parties) and the Term Loan Agent (on behalf of the Term Loan Secured Parties) and, by their acknowledgment hereof, the ABL Credit Parties and the Term Loan Credit Parties, desire to agree to the relative priority of Liens on the Collateral and certain other rights, priorities and interests as provided herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

Definitions

Section 1.1 UCC Definitions The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Accounts, Chattel Paper, Commercial Tort Claims, Commodity Accounts, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Financial Assets, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Money, Payment Intangibles, Promissory Notes, Records, Security, Securities Accounts, Security Entitlements, Supporting Obligations and Tangible Chattel Paper.

Section 1.2 Other Definitions As used in this Agreement, the following terms shall have the meanings set forth below:

“ABL Agent” shall mean Wells Fargo Bank, National Association, in its capacity as collateral agent under the ABL Credit Agreement, together with its successors and assigns in such capacity from time to time.

“ABL Bank Products Affiliate” shall mean any Person who (a) has entered into a Bank Products Agreement with an ABL Credit Party with the obligations of such ABL Credit Party thereunder being secured by one or more ABL Collateral Documents and (b) was an ABL Credit Agreement Lender or an Affiliate of an ABL Credit Agreement Lender on the date hereof, or at the time of entry into such Bank Products Agreement (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Affiliate hereunder with respect to more than one Credit Facility).

“ABL Borrower” shall mean the Company, in its capacity as the borrower under the ABL Credit Agreement, together with its and their respective successors and assigns.

“ABL Collateral Documents” shall mean all “Collateral Documents” as defined in the ABL Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with the ABL Credit Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted securing any ABL Obligations or under which rights or remedies with respect to such Liens are governed, in each case as the same may be amended, supplemented, waived or modified from time to time.

“ABL Collateral Exposure” shall mean, as to the ABL Credit Agreement as of the date of determination, the total commitments (whether funded or unfunded) of the ABL Secured Parties to make loans and other extensions of credit thereunder (or after the termination of such commitments, the total outstanding principal amount of loans and other extensions of credit under such facility and the aggregate then undrawn and unexpired amount of the then outstanding letters of credit under the ABL Collateral Documents).

“ABL Commingled Collateral” shall have the meaning set forth in Section 3.7(a) hereof.

“ABL Credit Agreement” shall mean that certain Credit Agreement dated as of the date hereof by and among the ABL Borrower, Wells Fargo Bank, National Association, as administrative agent, the ABL Credit Agreement Lenders and the ABL Agent, as amended, restated, supplemented, waived or otherwise modified from time to time.

“ABL Credit Agreement Lenders” shall mean the lenders, debtholders and other creditors party from time to time to the ABL Credit Agreement, together with their successors, assigns and transferees, as well as any Person designated as an “ABL Credit Agreement Lender” under the ABL Credit Agreement.

“ABL Credit Parties” shall mean the ABL Borrower, the ABL Guarantors and each other direct or indirect Subsidiary of the Company or any of its Affiliates that is now or hereafter becomes a party to any ABL Document.

“ABL DIP Financing” shall have the meaning set forth in Section 6.1(a)(i).

“ABL Documents” shall mean the ABL Credit Agreement, the ABL Guarantees, the ABL Collateral Documents, any Bank Products Agreements between any ABL Credit Party and any ABL Bank Products Affiliate, any Hedging Agreements between any ABL Credit Party and any ABL Hedging Affiliate, those other ancillary agreements as to which the ABL Agent or any ABL Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any ABL Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the ABL Agent, in connection with any of the foregoing, in each case as the same may be amended, restated, supplemented, waived or otherwise modified from time to time.

“ABL Guarantees” shall mean that certain guarantee agreement dated as of the date hereof by the ABL Guarantors in favor of the ABL Agent, and all other guarantees of any ABL Obligations of any ABL Credit Party by any other ABL Credit Party in favor of any ABL Secured Party, in each case as amended, restated, supplemented, waived or otherwise modified from time to time, in each case unless and until released from its guarantee obligations.

“ABL Guarantors” shall mean the collective reference to each of the Company’s Domestic Subsidiaries that is a guarantor under any of the ABL Guarantees and any other Person who becomes a guarantor under any of the ABL Guarantees, in each case unless and until released from its guarantee obligations.

“ABL Hedging Affiliate” shall mean any Person who (a) has entered into a Hedging Agreement with an ABL Credit Party with the obligations of such ABL Credit Party thereunder being secured by one or more ABL Collateral Documents and (b) was the ABL Agent or an ABL Credit Agreement Lender or an Affiliate of an ABL Credit Agreement Lender on the date hereof, or at the time of entry into such Hedging Agreement (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Affiliate hereunder with respect to more than one Credit Facility).

“ABL Obligations” shall mean any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to any ABL Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each ABL Credit Party from time to time to the ABL Agent, the “administrative agent” or “agent” under the ABL Credit Agreement, the ABL Credit Agreement Lenders or any of them, any ABL Bank Products Affiliates or any ABL Hedging Affiliates, under any ABL Document, whether for principal, interest (including interest, fees and expenses which, but for the commencement of an Insolvency Proceeding with respect to such ABL Credit Party, would have accrued on any ABL Obligation, whether or not a claim is allowed against such ABL Credit Party for such interest, fees and expenses in the related Insolvency Proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the ABL Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time including all “Obligations” as defined in the ABL Credit Agreement.

“ABL Permitted Access Right” shall have the meaning set forth in Section 3.7(a).

“ABL Priority Collateral” shall mean all of each and every ABL Credit Party’s right, title, and interest in and to the following types of property of such ABL Credit Party, wherever located and whether now owned by such ABL Credit Party or hereafter acquired (including, for the avoidance of doubt, any such assets that, but for the application of Section 552 of the Bankruptcy Code, would constitute ABL Priority Collateral):

(1)            all Accounts, Payment Intangibles, all interest, fees, late charges, penalties, collection fees, and other amounts due or to become due or otherwise payable in connection with any Account or Payment Intangible, and all other rights to payment (in each case other than identifiable Proceeds of Term Loan Priority Collateral);

(2)            (x) all Deposit Accounts and Money and all cash, checks, other negotiable instruments, funds and other evidences of payments held therein and (y) all Securities, Security Entitlements, and Securities Accounts, in each case, to the extent constituting cash or Cash Equivalents or representing a claim to Cash Equivalents, in each case other than (i) the Term Loan Priority Account and all cash, checks and other property held therein or credited thereto, (ii) Capital Stock of the Company and its direct and indirect Subsidiaries and (iii) the Liquidity Account (as defined in the Term Loan Credit Agreement) to the extent that the Liquidity Account contains funds deposited therein on or about January 1, 2021 not in excess of $5,000,000 and (iv) identifiable Proceeds of Term Loan Priority Collateral;

(3)            all Inventory;

(4)            to the extent involving or governing any of the items referred to in the preceding clauses (1) through (3), all Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper), all Documents, General Intangibles (including data processing software and excluding Intellectual Property and Capital Stock of the Company and its direct and indirect Subsidiaries), Instruments (including Promissory Notes), Intercompany Loans, Letter of Credit Rights and Commercial Tort Claims, provided that to the extent any of the foregoing also relates to Term Loan Priority Collateral, only that portion related to the items referred to in the preceding clauses (1) through (3) shall be included in the ABL Priority Collateral;

(5)            to the extent evidencing or governing any of the items referred to in the preceding clauses (1) through (4), all Supporting Obligations; provided that to the extent any of the foregoing also relates to Term Loan Priority Collateral only that portion related to the items referred to in the preceding clauses (1) through (5) shall be included in the ABL Priority Collateral;

(6)            all books and Records relating to the foregoing (including all books, databases, customer lists, and Records, whether tangible or electronic, which contain any information relating to any of the foregoing); and

(7)            all collateral security and guarantees with respect to any of the foregoing and all cash, Money, instruments, securities (other than Capital Stock of the Company and its direct and indirect Subsidiaries), financial assets, Investment Property (other than Capital Stock of the Company and its direct and indirect Subsidiaries), insurance proceeds (including proceeds of business interruption insurance) and deposit accounts directly received as Proceeds of any ABL Priority Collateral described in the preceding clauses (1) through (5) (such Proceeds, “ABL Priority Proceeds”); provided, however, that no Proceeds of ABL Priority Proceeds will constitute ABL Priority Collateral unless such Proceeds of ABL Priority Proceeds would otherwise constitute ABL Priority Collateral.

For the avoidance of doubt, under no circumstances shall Excluded Assets (as defined in the next succeeding sentence) be ABL Priority Collateral. As used in this definition of “ABL Priority Collateral,” the term “Excluded Assets” shall have the meaning provided in the ABL Credit Agreement or in the ABL Collateral Documents relating thereto.

“ABL Priority Proceeds” shall have the meaning set forth in the definition of ABL Priority Collateral of this Agreement.

“ABL Recovery” shall have the meaning set forth in Section 5.3(a).

“ABL Secured Parties” shall mean the ABL Agent and all ABL Credit Agreement Lenders, all ABL Bank Products Affiliates and all ABL Hedging Affiliates, and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Secured Party” under any ABL Credit Agreement.

“Additional Specified Term Indebtedness” shall mean any Indebtedness that is or may from time to time be incurred by any Credit Party in compliance with:

(a)            prior to the Discharge of ABL Obligations, Section 6.1 of the ABL Credit Agreement;

(b)            prior to the Discharge of Term Loan Obligations, Section 6.1 of the Original Term Loan Credit Agreement (if the Original Term Loan Credit Agreement is then in effect) or the corresponding negative covenant restricting Indebtedness contained in any other Term Loan Credit Agreement then in effect if the Original Term Loan Credit Agreement is not then in effect (which covenant is designated in such Term Loan Credit Agreement as applicable for purposes of this definition); and

(c)            prior to the Discharge of Additional Term Obligations, any negative covenant restricting Indebtedness contained in any Additional Term Credit Facility then in effect (which covenant is designated in such Additional Term Credit Facility as applicable for purposes of this definition).

As used in this definition of “Additional Specified Term Indebtedness”, the term “Indebtedness” shall have the meaning set forth (x) for purposes of the preceding clause (a), prior to the Discharge of ABL Obligations, in the ABL Credit Agreement, (y) for purposes of the preceding clause (b), prior to the Discharge of Term Loan Obligations, in the Original Term Loan Credit Agreement (if the Original Term Loan Credit Agreement is then in effect), or in any other Term Loan Credit Agreement then in effect (if the Original Term Loan Credit Agreement is not then in effect), and (z) for purposes of the preceding clause (c), prior to the Discharge of Additional Term Obligations, in the applicable Additional Term Credit Facility then in effect. In the event that any Indebtedness as defined in any such Credit Document shall not be Indebtedness as defined in any other such Credit Document, but is or may be incurred in compliance with such other Credit Document, such Indebtedness shall constitute Additional Specified Term Indebtedness for the purposes of such other Credit Document.

“Additional Term Agent” shall mean any one or more administrative agents, collateral agents, security agents, trustees or other representatives for or of any one or more Additional Term Secured Parties, and shall include any successor thereto, as well as any Person designated as an “Agent” under any Additional Term Credit Facility.

“Additional Term Bank Products Affiliate” shall mean any Person who (a) has entered into a Bank Products Agreement with an Additional Term Credit Party with the obligations of such Additional Term Credit Party thereunder being secured by one or more Additional Term Collateral Documents, (b) was an Additional Term Agent or an Additional Term Credit Facility Lender or an Affiliate of an Additional Term Credit Facility Lender at the time of entry into such Bank Products Agreement, or at the time of the designation referred to in the following clause (c), and (c) has been designated by the Company in accordance with the terms of one or more Additional Term Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Affiliate hereunder with respect to more than one Credit Facility).

“Additional Term Bank Products Provider” shall mean any Person (other than an Additional Term Bank Products Affiliate) that has entered into a Bank Products Agreement with an Additional Term Credit Party with the obligations of such Additional Term Credit Party thereunder being secured by one or more Additional Term Collateral Documents, as designated by the Company in accordance with the terms of one or more Additional Term Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Provider hereunder with respect to more than one Credit Facility).

“Additional Term Loan Borrower” shall mean any Additional Term Credit Party that incurs of issues Additional Term Indebtedness under any Additional Term Credit Facility, together with its successors and assigns.

“Additional Term Collateral Documents” shall mean all “Security Documents” as defined in any Additional Term Credit Facility, and in any event shall include all security agreements, mortgages, deeds of trust, pledges and other collateral documents executed and delivered in connection with any Additional Term Credit Facility, and any other agreement, document or instrument pursuant to which a Lien is granted securing any Additional Term Obligations or under which rights or remedies with respect to such Liens are governed, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Additional Term Credit Facilities” shall mean (a) any one or more agreements, instruments and documents under which any Additional Term Indebtedness is or may be incurred, including any credit agreements, loan agreements, indentures, guarantees or other financing agreements, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time, together with (b) if designated by the Company, any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the Additional Term Obligations, whether by the same or any other lender, debtholder or other creditor or group of lenders, debtholders or other creditors, or the same or any other agent, trustee or representative therefor, or otherwise, and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.

“Additional Term Credit Facility Lenders” shall mean one or more holders of Additional Term Indebtedness (or commitments therefor) that is or may be incurred under one or more Additional Term Credit Facilities, together with their successors, assigns and transferees, as well as any Person designated as an “Additional Term Credit Facility Lender” under any Additional Term Credit Facility.

“Additional Term Credit Party” shall mean the Company, Holdings (so long as it is a guarantor under any of the Additional Term Guarantees), each direct or indirect Subsidiary of the Company or any of its Affiliates that is or becomes a party to any Additional Term Document, and any other Person who becomes a guarantor under any of the Additional Term Guarantees, in each case unless and until released from its guarantee obligations.

“Additional Term Documents” shall mean any Additional Term Credit Facilities, any Additional Term Guarantees, any Additional Term Collateral Documents, any Bank Products Agreements between any Credit Party and any Additional Term Bank Products Affiliate or Additional Term Bank Products Provider, any Hedging Agreements between any Credit Party and any Additional Term Hedging Affiliate or Additional Term Hedging Provider, those other ancillary agreements as to which any Additional Term Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to any Additional Term Agent, in connection with any of the foregoing or any Additional Term Credit Facility, including any intercreditor or joinder agreement among any of the Additional Term Secured Parties or among any of the Term Loan Secured Parties and Additional Term Secured Parties, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Additional Term Effective Date” shall have the meaning set forth in Section 7.11(b).

“Additional Term Guarantees” shall mean any one or more guarantees of any Additional Term Obligations of any Additional Term Credit Party by any other Additional Term Credit Party in favor of any Additional Term Secured Party, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Additional Term Hedging Affiliate” shall mean any Person who (a) has entered into a Hedging Agreement with an Additional Term Credit Party with the obligations of such Additional Term Credit Party thereunder being secured by one or more Additional Term Collateral Documents, (b) was an Additional Term Agent or an Additional Term Credit Facility Lender or an Affiliate of an Additional Term Credit Facility Lender at the time of entry into such Hedging Agreement, or at the time of the designation referred to in the following clause (c), and (c) has been designated by the Company in accordance with the terms of one or more Additional Term Collateral Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Affiliate hereunder with respect to more than one Credit Facility).

“Additional Term Hedging Provider” shall mean any Person (other than an Additional Term Hedging Affiliate) that has entered into a Hedging Agreement with an Additional Term Credit Party with the obligations of such Additional Term Credit Party thereunder being secured by one or more Additional Term Collateral Documents, as designated by the Company in accordance with the terms of one or more Additional Term Collateral Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Provider hereunder with respect to more than one Credit Facility).

“Additional Term Indebtedness” shall mean any Additional Specified Term Indebtedness that (1) is secured by a Lien on Collateral and is permitted to be so secured by

(a)            prior to the Discharge of ABL Obligations, Section 6.2 of the ABL Credit Agreement;

(b)            prior to the Discharge of Term Loan Obligations, Section 6.2 of the Original Term Loan Credit Agreement (if the Original Term Loan Credit Agreement is then in effect) or the corresponding negative covenant restricting Liens contained in any other Term Loan Credit Agreement then in effect if the Original Term Loan Credit Agreement is not then in effect (which covenant is designated in such Term Loan Credit Agreement as applicable for purposes of this definition); and

(c)            prior to the Discharge of Additional Term Obligations, any negative covenant restricting Liens contained in any applicable Additional Term Credit Facility then in effect (which covenant is designated in such Additional Term Credit Facility as applicable for purposes of this definition); and

(2) is designated as “Additional Term Indebtedness” by the Company pursuant to an Additional Term Indebtedness Designation and in compliance with the procedures set forth in Section 7.11.

As used in this definition of “Additional Term Indebtedness”, the term “Lien” shall have the meaning set forth (x) for purposes of the preceding clause (1)(a), prior to the Discharge of ABL Obligations, in the ABL Credit Agreement, (y) for purposes of the preceding clause (1)(b), prior to the Discharge of Term Loan Obligations, in the Original Term Loan Credit Agreement (if the Original Term Loan Credit Agreement is then in effect), or in any other Term Loan Credit Agreement then in effect (if the Original Term Loan Credit Agreement is not then in effect), and (z) for purposes of the preceding clause (1)(c), prior to the Discharge of Additional Term Obligations, in the applicable Additional Term Credit Facility then in effect.

“Additional Term Indebtedness Designation” shall mean a certificate of the Company with respect to Additional Term Indebtedness substantially in the form of Exhibit A attached hereto.

“Additional Term Indebtedness Joinder” shall mean a joinder agreement executed by one or more Additional Term Agents in respect of the Additional Term Indebtedness subject to an Additional Term Indebtedness Designation, on behalf of one or more Additional Term Secured Parties in respect of such Additional Term Indebtedness, substantially in the form of Exhibit B attached hereto.

“Additional Term Obligations” shall mean any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to any Additional Term Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each Additional Term Credit Party from time to time to any Additional Term Agent, any Additional Term Secured Parties or any of them, including any Additional Term Bank Products Affiliates, Additional Term Hedging Affiliates, Additional Term Bank Products Provider or Additional Term Hedging Provider, under any Additional Term Document, whether for principal, interest (including interest, fees and expenses which, but for the commencement of an Insolvency Proceeding with respect to such Additional Term Credit Party, would have accrued on any Additional Term Obligation, whether or not a claim is allowed against such Additional Term Credit Party for such interest, fees and expenses in the related Insolvency Proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Additional Term Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Additional Term Recovery” shall have the meaning set forth in Section 5.3(d).

“Additional Term Secured Parties” shall mean all Additional Term Agents, all Additional Term Credit Facility Lenders, all Additional Term Bank Products Affiliates, all Additional Term Bank Products Providers, all Additional Term Hedging Affiliates, all Additional Term Hedging Providers and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Secured Party” under any Additional Term Credit Facility; and with respect to any Additional Term Agent shall mean the Additional Term Secured Parties represented by such Additional Term Agent.

“Affiliate” shall mean with respect to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person shall mean the power, directly or indirectly, either to (a) vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“Agreement” shall mean this Intercreditor Agreement, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time pursuant to the terms hereof.

“Agent” shall mean the ABL Agent, the Term Loan Agent and any Additional Term Agent, as applicable.

“Bank Products Affiliate” shall mean any ABL Bank Products Affiliate, any Term Loan Bank Products Affiliate, or any Additional Term Bank Products Affiliate, as applicable.

“Bank Products Agreement” shall mean any agreement pursuant to which a bank or other financial institution or other Person agrees to provide (a) treasury services, (b) credit card, debit card, merchant card, purchasing card, stored value card, non-card electronic payable or other similar services (including the processing of payments and other administrative services with respect thereto), (c) cash management or related services (including controlled disbursements, automated clearinghouse transactions, return items, netting, overdrafts, depository, lockbox, stop payment, electronic funds transfer, information reporting, wire transfer and interstate depository network services) and (d) other banking, financial or treasury products or services as may be requested by any Credit Party (other than letters of credit and other than loans and advances except Indebtedness arising from services described in items (a) through (c) of this definition), including, for the avoidance of doubt, bank guarantees.

“Bank Products Provider” shall mean any Term Loan Bank Products Provider, any ABL Bank Products Provider or any Additional Term Bank Products Provider, as applicable.

“Bankruptcy Code” shall mean title 11 of the United States Code.

“Bankruptcy Law” shall mean the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Borrower” shall mean any of the ABL Borrower, the Term Loan Borrower and any Additional Term Loan Borrower.

“Business Day” shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“Capitalized Lease Obligation” shall mean an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes in accordance with generally accepted accounting principles as in effect in the United States.

“Capital Stock” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

“Cash Collateral” shall mean any Collateral consisting of Money or Cash Equivalents, any Security Entitlement and any Financial Assets.

“Cash Equivalents” shall mean any of the following: (i) marketable securities or any other evidence of Indebtedness (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case, maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America, or any political subdivision of any such state or any public instrumentality thereof, in each case, maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s; (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s; (iv) certificates of deposit, Dollar-denominated time deposits, overnight bank deposits or bankers’ acceptances (or, in the case of Foreign Subsidiaries, the foreign equivalent) maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least “adequately capitalized” (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $500.0 million or Dollar Equivalent (or, in the case of Foreign Subsidiaries, any local office of any commercial bank organized under the law of the relevant jurisdiction or any political subdivision thereof which has combined capital and surplus and undivided profits in excess of the Dollar Equivalent of $500.0 million); (v) repurchase obligations for underlying securities of the types described in clauses (i) through (iv) above; and (vi) shares of any money market mutual fund that (a) has substantially all of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $250.0 million or Dollar Equivalent, and (c) has one of the two highest ratings obtainable from either S&P or Moody’s.

“Cash Management Services” shall mean (1) commercial credit cards, merchant card services, purchase or debit cards, including non-card e-payables services, (2) treasury management services (including controlled disbursement, overdraft, automatic clearing house fund transfer services, return items and interstate depository network services), (3) foreign exchange, netting and currency management services and (4) any other demand deposit or operating account relationships or other cash management services, including under any Bank Products Agreements.

“Cash Proceeds Notice” shall mean a written notice delivered by the ABL Agent or the Term Loan Collateral Representative, as applicable, to the Term Loan Agent or an Additional Term Agent, as applicable, stating that certain identifiable cash proceeds which may be deposited in a Deposit Account controlled by the Term Loan Agent or such Additional Term Agent, as applicable, constitute ABL Priority Collateral (in the case of a notice by the ABL Agent) or Term Loan Priority Collateral (in the case of a notice by the Term Loan Collateral Representative) and reasonably identifying the amount of such proceeds and specifying the origin thereof.

“Collateral” shall mean all Property now owned or hereafter acquired by any Borrower or any Guarantor in or upon which a Lien is granted or purported to be granted to the ABL Agent, the Term Loan Agent or any Additional Term Agent under any of the ABL Collateral Documents, the Term Loan Collateral Documents or the Additional Term Collateral Documents, together with all rents, issues, profits, products, and Proceeds thereof to the extent a Lien is granted or purported to be granted therein to the applicable Agent by such applicable documents.

“Company” shall mean Lannett Company, Inc., a Delaware limited liability company, and any successor in interest thereto.

“Conforming Plan of Reorganization” means any Plan of Reorganization whose provisions are consistent with the provisions of this Agreement.

“Control Collateral” shall mean any Collateral consisting of any certificated Security, Investment Property, Deposit Account, Instruments, Chattel Paper and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.

“Copyrights” shall mean with respect to any Credit Party, all of such Credit Party’s right, title, and interest in and to the following: (a) all U.S. copyrights, rights and interests in such copyrights, works protectable by copyright, copyright registrations, and applications to register copyright; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing.

“Credit Documents” shall mean the ABL Documents, the Term Loan Documents and any Additional Term Documents.

“Credit Facility” shall mean the ABL Credit Agreement, the Term Loan Credit Agreement or any Additional Term Credit Facility, as applicable.

“Credit Parties” shall mean the ABL Credit Parties, the Term Loan Credit Parties and any Additional Term Credit Parties.

“Designated Agent” shall mean any Additional Term Agent or any Term Loan Agent under any Term Loan Credit Agreement other than the Original Term Loan Credit Agreement, in each case that the Company designates as a Designated Agent (as confirmed in writing by such Agent if such designation is made subsequent to the joinder of such Agent to this Agreement), as and to the extent so designated. Such designation may be for all purposes under this Agreement, or may be for one or more specified purposes thereunder or provisions thereof.

“Discharge of ABL Obligations” shall mean:

(a) the payment in full in cash of the applicable ABL Obligations that are outstanding and unpaid at the time all Indebtedness under the applicable ABL Credit Agreement is paid in full in cash, (i) including (if applicable) (A) with respect to amounts available to be drawn under outstanding letters of credit issued thereunder at such time (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit at such time), delivery or provision of cash or backstop letters of credit in respect thereof in compliance with the terms of any such ABL Credit Agreement (which shall not exceed an amount equal to 105% of the aggregate undrawn amount of such letters of credit), (B) the provision of Cash Management Collateralization (as such term is defined in the ABL Credit Agreement) with respect to any Cash Management Obligations (as such term is defined in the ABL Credit Agreement), and (C) with respect to Hedging Obligations (as such term is defined in the ABL Credit Agreement), the provision of cash collateral with respect thereto, to the extent required pursuant to the terms of the ABL Credit Agreement, but (ii) excluding unasserted contingent indemnification obligations under the applicable ABL Credit Agreement at such time; and

(b) the termination of all then outstanding commitments to extend credit under the ABL Documents at such time.

“Discharge of Additional Term Obligations” shall mean if any Indebtedness shall at any time have been incurred under any Additional Term Credit Facility, with respect to each Additional Term Credit Facility:

(a) the payment in full in cash of the applicable Additional Term Obligations that are outstanding and unpaid at the time all Additional Term Indebtedness under such Additional Term Credit Facility is paid in full in cash, excluding unasserted contingent indemnification or other obligations under the applicable Additional Term Credit Facility at such time; and

(b) the termination of all then outstanding commitments to extend credit under the Additional Term Documents at such time.

“Discharge of Term Loan Collateral Obligations” shall mean the Discharge of Term Loan Obligations and (if applicable) the Discharge of Additional Term Obligations for each Additional Term Credit Facility.

“Discharge of Term Loan Obligations” shall mean:

(a) the payment in full in cash of the applicable Term Loan Obligations that are outstanding and unpaid at the time all Indebtedness under the applicable Term Loan Credit Agreement is paid in full in cash, (i) including (if applicable) with respect to Cash Management Obligations and Hedging Obligations (as such terms are defined in the Term Loan Credit Agreement), the provision of cash collateral with respect thereto, on terms satisfactory to each applicable counterparty (or the making of other arrangements satisfactory to the applicable counterparty) but (ii) excluding, for the avoidance of doubt, unasserted contingent indemnification or other obligations under the applicable Term Loan Credit Agreement at such time; and

(b) the termination of all then outstanding commitments to extend credit under the Term Loan Documents at such time.

“Disposition” shall mean any sale, issuance, conveyance, transfer, lease or other disposition.

“Domestic Subsidiaries” shall mean any Subsidiary of the Company that is not a Foreign Subsidiary.

“Event of Default” shall mean an Event of Default under any ABL Credit Agreement, any Term Loan Credit Agreement or any Additional Term Credit Facility.

“Exercise Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” shall mean:

(a)            the taking of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code, or the taking of any action to enforce any right or power to repossess, replevy, attach, garnish, levy upon or collect the Proceeds of any Lien;

(b)            the exercise of any right or remedy provided to a secured creditor on account of a Lien under any of the Credit Documents, under applicable law, by self-help repossession, by notification to account obligors of any Grantor, in an Insolvency Proceeding or otherwise, including the election to retain any of the Collateral in satisfaction of a Lien;

(c)            the taking of any action or the exercise of any right or remedy in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Collateral or the Proceeds thereof;

(d)            the appointment of a receiver, receiver and manager or interim receiver of all or part of the Collateral;

(e)            the sale, lease, license, or other disposition of all or any portion of the Collateral by private or public sale or any other means permissible under applicable law;

(f)            the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code;

(g)            the exercise of any voting rights relating to any Capital Stock included in the Collateral; and

(h)            the delivery of any notice, claim or demand relating to the Collateral to any Person (including any securities intermediary, depository bank or landlord) in possession or control of any Collateral, provided that (i) filing a proof of claim or statement of interest in any Insolvency Proceeding, (ii) the acceleration of the ABL Obligations, the Term Loan Obligations or any Additional Term Obligations, (iii) the establishment of borrowing base and/or availability reserves, collateral, Accounts or Inventory ineligibles, or other conditions for advances, (iv) the changing of advance rates or advance sub-limits, (v) the imposition of a default rate or late fee, (vi) the collection and application (including pursuant to “cash dominion” provisions) of Accounts or other monies deposited from time to time in Commodity Accounts, Deposit Accounts or Securities Accounts, in each case, against the ABL Obligations pursuant to the provisions of the ABL Documents (including the notification of account debtors, depositary institutions or any other Person to deliver proceeds of ABL Priority Collateral to the ABL Agent), (vii) the cessation of lending pursuant to the provisions of the ABL Documents, the Term Loan Documents or any applicable Additional Term Documents, including upon the occurrence of a default on the existence of an over-advance, (viii) the consent by the ABL Agent to disposition by any Grantor of any of the ABL Priority Collateral or the consent by the Term Loan Collateral Representative to disposition by any Grantor of any of the Term Loan Priority Collateral or (ix) seeking adequate protection shall not be deemed to be an Exercise of Secured Creditor Remedies.

“Financing Lease” shall mean any lease of property, real or personal, the obligations of the lessee in respect of which are required to be capitalized on a balance sheet of the lessee in accordance with generally accepted accounting principles as in effect in the United States.

“Foreign Subsidiary” shall mean any Subsidiary of the Company which is organized and existing under the laws of any jurisdiction outside of the United States of America or that is a Foreign Subsidiary Holdco. Any subsidiary of the Company which is organized and existing under the laws of Puerto Rico or any other territory of the United States of America shall be a Foreign Subsidiary.

“Foreign Subsidiary Holdco” shall mean any Subsidiary of the Company, so long as such Subsidiary has no material assets other than securities or Indebtedness of one or more Foreign Subsidiaries (or Subsidiaries thereof), and intellectual property relating to such Foreign Subsidiaries (or Subsidiaries thereof) and/or other assets (including cash, Cash Equivalents or Temporary Cash Investments) relating to an ownership interest in any such securities, Indebtedness, intellectual property or Subsidiaries.

“General Intangibles” shall mean all “general intangibles” as such term is defined in the Uniform Commercial Code including with respect to any Credit Party, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Credit Party is a party or under which such Credit Party has any right, title or interest or to which such Credit Party or any property of such Credit Party is subject, as the same may from time to time be amended, supplemented, waived or otherwise modified from time to time.

“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the European Union.

“Grantor” shall mean any Grantor as defined in the ABL Collateral Documents or in the Term Loan Collateral Documents, as the context requires.

“Guarantor” shall mean any of the ABL Guarantors, the Term Loan Guarantors and any Additional Guarantors.

“Hedging Affiliate” shall mean any ABL Hedging Affiliate, any Term Loan Hedging Affiliate or any Additional Term Hedging Affiliate, as applicable.

“Hedging Agreement” shall mean any agreement with respect to any swap, spot, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, foreign exchange, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions, in each case, not entered into for speculative purposes.

“Hedging Provider” shall mean any Term Loan Hedging Provider, any ABL Hedging Provider or any Additional Term Hedging Provider, as applicable.

“Impairment” shall have the meaning set forth in Section 2.1(e).

“Indebtedness” shall mean, with respect to any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), which purchase price is due more than one year after the date of placing such property in final service or taking final delivery and title thereto, (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of letters of credit, bankers’ acceptances or other similar instruments issued or created for the account of such Person, (e) all obligations of such Person in respect of interest rate protection agreements, interest rate futures, interest rate options, interest rate caps and any other interest rate hedge arrangements, and (f) all indebtedness or obligations of the types referred to in the preceding clauses (a) through (e) to the extent secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof and (g) all guarantees by such Person of Indebtedness of other Persons, to the extent so guaranteed by such Person.

“Insolvency Proceeding” shall mean (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case covered by clauses (a) and (b) undertaken under United States Federal, State or foreign law, including the Bankruptcy Code or other applicable Bankruptcy Law.

“Intellectual Property” shall mean, with respect to any Credit Party, the collective reference to such Credit Party’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trade Secret Licenses, Trademarks and Trademark Licenses.

“Intercompany Loans” shall mean any amounts owing by any Grantor to the Company or any of its Subsidiaries, whether or not evidenced by a promissory note.

“Intervening ABL Secured Party” shall have the meaning set forth in Section 4.1(g).

“Intervening Term Creditor” shall have the meaning set forth in Section 4.1(g).

“Inventory” shall have the meaning assigned in the Uniform Commercial Code as of the date hereof.

“Lien” shall mean any mortgage, pledge, hypothecation, assignment for purposes of security, security deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

“Lien Priority” shall mean, with respect to any Lien of the ABL Agent, the ABL Secured Parties, the Term Loan Agent, the Term Loan Secured Parties, any Additional Term Agent or any Additional Term Secured Parties in the Collateral, the order of priority of such Lien as specified in Section 2.1.

“Moody’s” shall mean Moody’s Investor Service, Inc., and its successors.

“Non-Conforming Plan of Reorganization” shall mean any Plan of Reorganization whose provisions are inconsistent with the provisions of this Agreement, including any Plan of Reorganization that purports to re-order (whether by subordination, invalidation, or otherwise) or otherwise disregard, in whole or part, the provisions of Article 2 (Lien Priorities), the provisions of Article 4 (Application of Proceeds) or the provisions of Article 6 (Insolvency Proceedings).

“Original Term Loan Credit Agreement” shall mean that certain Credit and Guaranty Agreement dated as of November 25, 2015, by and among the Term Loan Borrower, Alter Domus (US) LLC (as successor to Morgan Stanley Senior Funding, Inc.), as administrative agent, the Term Loan Credit Agreement Lenders and the Term Loan Agent, as amended, restated, supplemented, waived or otherwise modified from time to time.

“Party” shall mean the ABL Agent, the Term Loan Agent or any Additional Term Agent, and “Parties” shall mean all of the ABL Agent, the Term Loan Agent and any Additional Term Agent.

“Patent License” shall mean any written agreement governed by the laws of any state of the United States to which a Credit Party is a party granting to such Credit Party any right to make, use or sell any invention covered by a United States patent owned by any third party (including any such rights that such Credit Party has the right to license) and all rights of any Credit Party under any such agreement.

“Patents” shall mean all of the following which any Credit Party owns: (a) all letters patent of the United States and all applications for letters patent of the United States, (b) all provisionals, reissues, extensions, continuations, divisions, continuations in-part, reexaminations or revisions thereof, and the inventions disclosed or claimed therein, including the right to make, use, import and/or sell the inventions disclosed or claimed therein, (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

“Payment Collateral” shall mean all Accounts, Instruments, Chattel Paper, Letter-Of-Credit Rights, Deposit Accounts (other than the Term Loan Priority Account), Securities Accounts, and Payment Intangibles, together with all Supporting Obligations, in each case composing a portion of the Collateral.

“Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Plan of Reorganization” shall mean any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency Proceeding.

“Pledged Securities” shall have the meaning set forth in the ABL Collateral Documents or in the Term Loan Collateral Documents, as the context requires.

“Preferred Stock” as applied to the Capital Stock of any corporation means Capital Stock of any class or classes (however designated) that by its terms is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

“Priority Collateral” shall mean (a) with respect to the ABL Secured Parties, the ABL Priority Collateral, or (b) with respect to the Term Loan Collateral Secured Parties, the Term Loan Priority Collateral.

“Proceeds” shall mean (a) all “proceeds,” as such term is defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily and (c) in the case of Proceeds of Pledged Securities, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Proposed DIP” shall have the meaning set forth in Subsection 6.1(c)(i).

“Purchase Date” shall have the meaning set forth in Section 3.8(a).

“Purchase Money Indebtedness” shall mean any Indebtedness incurred to finance or refinance the acquisition, leasing, construction or improvement of property (real or personal) or assets, whether acquired through the direct acquisition of such property or assets or the acquisition of the Capital Stock of any Person owning such property or assets, or otherwise.

“Purchase Notice” shall have the meaning set forth in Section 3.8(a).

“Purchase Option Event” shall have the meaning set forth in Section 3.8(a).

“Purchasing Creditors” shall have the meaning set forth in Section 3.8(a).

“Real Property” shall mean any right, title or interest in and to real property, including any fee interest, leasehold interest, easement, or license and any other right to use or occupy real property.

“Replacement Agent” shall have the meaning set forth in Section 3.8(d).

“Requisite ABL Holders” shall mean ABL Secured Parties holding, in the aggregate, in excess of 50% of the aggregate ABL Collateral Exposure under the ABL Credit Agreement.

“Requisite Term Holders” shall mean Term Loan Secured Parties and/or Additional Term Secured Parties holding, in the aggregate, in excess of 50% of the aggregate principal amount of any loans included in the Term Loan Collateral Obligations (other than Term Loan Collateral Obligations in respect of Bank Products Agreements or Hedging Agreements at any time and for so long as there are any outstanding Term Loan Collateral Obligations in respect of the Term Loan Credit Agreement or any Additional Term Credit Facility); provided that:

(a)            if the matter being consented to or the action being taken by the Term Loan Collateral Representative is the subordination of Liens to other Liens, the consent to DIP Financing, or the consent to a sale of all or substantially all of the Term Loan Priority Collateral or (after the Discharge of ABL Obligations) all or substantially all of the Collateral, then “Requisite Term Holders” shall mean those Term Loan Collateral Secured Parties necessary to validly consent to the requested action in accordance with the applicable Term Loan Documents and Additional Term Documents,

(b)            except as may be separately otherwise agreed in writing by and between or among each Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, if the matter being consented to or the action being taken by the Term Loan Collateral Representative will affect the Term Loan Secured Parties in a manner different and materially adverse relative to the manner such matter or action affects any Additional Term Secured Parties (except to the extent expressly set forth in this Agreement), then “Requisite Term Holders” shall mean (1) Additional Term Secured Parties and/or Term Loan Secured Parties holding, in the aggregate, in excess of 50% of the aggregate principal amount of the Term Loan Collateral Obligations (other than Term Loan Collateral Obligations in respect of Bank Products Agreements or Hedging Agreements at any time and for so long as there are any outstanding Term Loan Collateral Obligations in respect of the Term Loan Credit Agreement or any Additional Term Credit Facility) and (2) Term Loan Secured Parties holding, in the aggregate, in excess of 50% of the aggregate principal amount of the Term Loan Obligations (other than Term Loan Obligations in respect of Bank Products Agreements or Hedging Agreements at any time and for so long as there are any outstanding Term Loan Obligations in respect of the Term Loan Credit Agreement), and

(c)            except as may be separately otherwise agreed in writing by and between or among each Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, if the matter being consented to or the action being taken by the Term Loan Collateral Representative will affect any Additional Term Agent or the Additional Term Secured Parties represented thereby in a manner different and materially adverse relative to the manner such matter or action affects the Term Loan Secured Parties or the other Additional Term Secured Parties (except to the extent expressly set forth in this Agreement), then “Requisite Term Holders” shall mean (1) Additional Term Secured Parties and/or Term Loan Secured Parties holding, in the aggregate, in excess of 50% of the aggregate principal amount of the Term Loan Collateral Obligations (other than Term Loan Collateral Obligations in respect of Bank Products Agreements or Hedging Agreements at any time and for so long as there are any outstanding Term Loan Collateral Obligations in respect of the Term Loan Credit Agreement or any Additional Term Credit Facility) and (2) such Additional Term Agent and/or Additional Term Secured Parties represented thereby holding, in the aggregate, in excess of 50% of the aggregate principal amount of the applicable Additional Term Obligations (other than Additional Term Obligations in respect of Bank Products Agreements, Hedging Agreements or Management Guarantees at any time and for so long as there are any outstanding Additional Term Obligations in respect of any Additional Term Credit Facility).

“S&P” shall mean Standard & Poor’s Financial Services LLC, a division of S&P Global, Inc., and its successors.

“Secured Parties” shall mean the ABL Secured Parties, the Term Loan Secured Parties and the Additional Term Secured Parties.

“Series” shall mean (a) with respect to the Term Loan Collateral Secured Parties, each of (i) the Term Loan Secured Parties (in their capacities as such) and (ii) the Additional Term Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Additional Term Agent (in its capacity as such for such Additional Term Secured Parties), (b) with respect to any Term Loan Collateral Obligations, each of (i) the Term Loan Obligations and (ii) the Additional Term Obligations incurred pursuant to any Additional Term Credit Facility that is to be represented by a common Additional Term Agent (in its capacity as such for such Additional Term Obligations), (c) with respect to the ABL Secured Parties, each of the ABL Secured Parties (in their capacities as such) and (d) with respect to any ABL Obligations, each of the ABL Obligations.

“Subsidiary” of any Person shall mean a corporation, partnership, limited liability company, or other entity (a) of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned by such Person, or (b) the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person and, in the case of this clause (b), which is treated as a consolidated subsidiary for accounting purposes.

“Temporary Cash Investments” shall mean any of the following: (i) any investment in (x) direct obligations of the United States of America, a member state of the European Union or any country in whose currency funds are being held pending their application in the making of an investment or capital expenditure by the Company or a Subsidiary in that country or with such funds, or any agency or instrumentality of any thereof, or obligations guaranteed by the United States of America or a member state of the European Union or any country in whose currency funds are being held pending their application in the making of an investment or capital expenditure by the Company or a Subsidiary in that country or with such funds, or any agency or instrumentality of any of the foregoing, or obligations guaranteed by any of the foregoing or (y) direct obligations of any foreign country recognized by the United States of America rated at least “A” by S&P or “A-1” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization as shall be approved by any Agent (other than any Designated Agent), in each case, in its reasonable judgment (or, if there is no continuing Agent other than the Designated Agent, as designated by the Company)), (ii) overnight bank deposits, and investments in time deposit accounts, certificates of deposit, bankers’ acceptances and money market deposits (or, with respect to foreign banks, similar instruments) maturing not more than one year after the date of acquisition thereof issued by (x) any bank or other institutional lender under the ABL Credit Agreement, the Term Loan Credit Agreement or any Additional Term Credit Facility or any affiliate thereof or (y) a bank or trust company that is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America having capital and surplus aggregating in excess of $250.0 million (or the foreign currency equivalent thereof) and whose long term debt is rated at least “A” by S&P or “A-1” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization as shall be approved by any Agent (other than any Designated Agent), in each case, in its reasonable judgment (or, if there is no continuing Agent other than any Designated Agent, as designated by the Company) at the time such Investment is made, (iii) repurchase obligations with a term of not more than 30 days for underlying securities or instruments of the types described in clause (i) or (ii) above entered into with a bank meeting the qualifications described in clause (ii) above, (iv) Investments in commercial paper, maturing not more than 24 months after the date of acquisition, issued by a Person (other than that of the Company or any of its Subsidiaries), with a rating at the time as of which any Investment therein is made of “P-2” (or higher) according to Moody’s or “A-2” (or higher) according to S&P (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization as shall be approved by any Agent (other than any Designated Agent), in each case, in its reasonable judgment (or, if there is no continuing Agent other than any Designated Agent, as designated by the Company), (v) Investments in securities maturing not more than 24 months after the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least “BBB-” by S&P or “Baa3” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization as shall be approved by any Agent (other than any Designated Agent), in each case, in its reasonable judgment (or, if there is no continuing Agent other than any Designated Agent, as designated by the Company), (vi) Preferred Stock (other than of the Company or any of its Subsidiaries) having a rating of “A” or higher by S&P or “A2” or higher by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization as shall be approved by any Agent (other than any Designated Agent), in each case, in its reasonable judgment (or, if there is no continuing Agent other than any Designated Agent, as designated by the Company), (vii) investment funds investing at least 90.0% of their assets in securities of the type described in clauses (i)-(vi) above (which funds may also hold reasonable amounts of cash pending investment and/or distribution), (viii) any money market deposit accounts issued or offered by a domestic commercial bank or a commercial bank organized and located in a country recognized by the United States of America, in each case, having capital and surplus in excess of $250.0 million (or the foreign currency equivalent thereof), or investments in money market funds subject to the risk limiting conditions of Rule 2a-7 (or any successor rule) of the SEC under the Investment Company Act of 1940, as amended, and (ix) similar investments approved by the board of directors of the Company in the ordinary course of business.

“Term DIP Financing” shall have the meaning set forth in Section 6.1(c)(i).

“Term Loan Agent” shall mean Alter Domus (US) LLC (as successor to Morgan Stanley Senior Funding, Inc.), in its capacity as collateral agent under the Original Term Loan Credit Agreement, together with its successors and assigns in such capacity from time to time, whether under the Original Term Loan Credit Agreement or any subsequent Term Loan Credit Agreement, as well as any Person designated as the “Agent” or “Collateral Agent” under any Term Loan Credit Agreement.

“Term Loan Bank Products Affiliate” shall mean any Person who (a) has entered into a Bank Products Agreement with a Term Loan Credit Party with the obligations of such Term Loan Credit Party thereunder being secured by one or more Term Loan Collateral Documents, (b) was a Term Loan Agent, a Term Loan Credit Agreement Lender or an Affiliate of a Term Loan Credit Agreement Lender at the time of entry into such Bank Products Agreement, or at the time of the designation referred to in the following clause (c), and (c) has been designated by the Company in accordance with the terms of one or more Term Loan Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Affiliate hereunder with respect to more than one Credit Facility).

“Term Loan Bank Products Provider” shall mean any Person (other than a Term Bank Products Affiliate) that has entered into a Bank Products Agreement with a Term Loan Credit Party with the obligations of such Term Loan Credit Party thereunder being secured by one or more Term Loan Collateral Documents, as designated by the Company in accordance with the terms of one or more Term Loan Collateral Documents (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Provider hereunder with respect to more than one Credit Facility).

“Term Loan Borrower” shall mean the Company, in its capacity as a borrower under the Term Loan Credit Agreement, together with its respective successors and assigns.

“Term Loan Collateral Documents” shall mean all “Collateral Documents” as defined in the Original Term Loan Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any Term Loan Credit Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted securing any Term Loan Obligations or under which rights or remedies with respect to such Liens are governed, in each case as the same may be amended, supplemented, waived or modified from time to time.

“Term Loan Collateral Intercreditor Agreement” shall mean an intercreditor agreement substantially in the Form of Exhibit M to the Original Term Loan Credit Agreement as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof.

“Term Loan Collateral Obligations” shall mean the Term Loan Obligations and any Additional Term Obligations.

“Term Loan Collateral Representative” shall mean the Term Loan Agent acting for the Term Loan Collateral Secured Parties, unless the principal amount of Additional Term Obligations under any Additional Term Credit Facility exceeds the principal amount of Term Loan Obligations under the Term Loan Credit Agreement, and in such case (unless otherwise agreed in writing between the Term Loan Agent and any Additional Term Agent or after the Discharge of Term Loan Obligations, between any Additional Term Agents), the Additional Term Agent under such Additional Term Credit Facility (or, if there is more than one such Additional Term Credit Facility, the Additional Term Credit Facility under which the greatest principal amount of Additional Term Obligations is outstanding at the time) acting for the Term Loan Collateral Secured Parties. In addition, in the event that any Additional Term Agent subordinates its security interest in any Term Loan Priority Collateral to the security interest of the ABL Agent as permitted by Section 2.1(a)(4) and (6) or which otherwise has an Impairment with respect to all or substantially all of the Term Loan Priority Collateral then such Additional Term Agent shall not serve as Term Loan Collateral Representative (unless (x) the Discharge of Term Loan Obligations has occurred and (y) either such Additional Term Agent is the only Additional Term Agent or each other Additional Term Agent has similarly subordinated its security interest) and, in such event the Term Loan Collateral Representative will be selected as if the disqualified Additional Term Agent and the Additional Term Obligations represented thereby did not exist.

“Term Loan Collateral Secured Parties” shall mean the Term Loan Secured Parties and any Additional Term Secured Parties.

“Term Loan Credit Agreement” shall mean (i) if the Original Term Loan Credit Agreement is then in effect, the Original Term Loan Credit Agreement and (ii) thereafter, if designated by the Company, any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that complies with clause (1) of the definition of “Additional Term Indebtedness” and has been incurred to refund, refinance, restructure, replace, renew, repay, increase or extend (whether in whole or in part and whether with the original agent and creditors or other agents and creditors or otherwise) the indebtedness and other obligations outstanding under (x) the Original Term Loan Credit Agreement or (y) any subsequent Term Loan Credit Agreement (in each case, as amended, restated, supplemented, waived or otherwise modified from time to time); provided, that the requisite creditors party to such Term Loan Credit Agreement (or their agent or other representative on their behalf) shall agree, by a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to any Additional Term Agent (other than any Designated Agent) (or, if there is no continuing Agent other than the Term Loan Agent and any Designated Agent, as designated by the Company), that the obligations under such Term Loan Credit Agreement are subject to the terms and provisions of this Agreement. Any reference to the Term Loan Credit Agreement shall be deemed a reference to any Term Loan Credit Agreement then in existence.

“Term Loan Credit Agreement Lenders” shall mean the lenders, debtholders and other creditors party from time to time to the Term Loan Credit Agreement, together with their successors, assigns and transferees, as well as any Person designated as a “Term Loan Credit Agreement Lender” under the Term Loan Credit Agreement.

“Term Loan Credit Parties” shall mean the Term Loan Borrower, the Term Loan Guarantors and each other direct or indirect Subsidiary of the Company or any of its Affiliates that is now or hereafter becomes a party to any Term Loan Document.

“Term Loan Documents” shall mean the Term Loan Credit Agreement, the Term Loan Guarantees, the Term Loan Collateral Documents, any Bank Products Agreements between any Term Loan Credit Party and any Term Loan Bank Products Affiliate or any Term Loan Bank Products Provider, any Hedging Agreements between any Term Loan Credit Party and any Term Loan Hedging Affiliate or any Term Loan Hedging Provider and those other ancillary agreements as to which the Term Loan Agent or any Term Loan Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Term Loan Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the Term Loan Agent, in connection with any of the foregoing or any Term Loan Credit Agreement, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Term Loan Guarantees” shall mean that certain guarantee agreement dated as of the date hereof by the Term Loan Guarantors in favor of the Term Loan Agent, and all other guarantees of any Term Loan Obligations of any Term Loan Credit Party by any other Term Loan Credit Party in favor of any Term Loan Secured Party, in each case as amended, restated, supplemented, waived or otherwise modified from time to time.

“Term Loan Guarantors” shall mean the collective reference to Holdings (so long as it is a guarantor under any of the Term Loan Guarantees), each of the Company’s Domestic Subsidiaries that is a guarantor under any of the Term Loan Guarantees and any other Person who becomes a guarantor under any of the Term Loan Guarantees, in each case unless and until released from its guarantee obligations.

“Term Loan Hedging Affiliate” shall mean any Term Loan Credit Agreement Lender or any Affiliate of any Term Loan Credit Agreement Lender who (a) has entered into a Hedging Agreement with a Term Loan Credit Party with the obligations of such Term Loan Credit Party thereunder being secured by one or more Term Loan Collateral Documents, (b) was a Term Loan Agent, a Term Loan Credit Agreement Lender or an Affiliate of a Term Loan Credit Agreement Lender at the time of entry into such Hedging Agreement, or on or prior to March 31, 2021, or at the time of the designation referred to in the following clause (c), and (c) has been designated by the Company in accordance with the terms of one or more Term Loan Collateral Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Affiliate hereunder with respect to more than one Credit Facility).

“Term Loan Hedging Provider” shall mean any Person (other than a Term Loan Hedging Affiliate) that has entered into a Hedging Agreement with a Term Loan Credit Party with the obligations of such Term Loan Credit Party thereunder being secured by one or more Term Loan Collateral Documents, as designated by the Company in accordance with the terms of one or more Term Loan Collateral Documents (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Provider hereunder with respect to more than one Credit Facility).

“Term Loan Obligations” shall mean any and all loans and all other obligations, liabilities and indebtedness of every kind, nature and description, whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to any Term Loan Credit Party under the Bankruptcy Code or any other Insolvency Proceeding, owing by each Term Loan Credit Party from time to time to the Term Loan Agent, the “administrative agent” or “agent” under the Term Loan Credit Agreement, the Term Loan Credit Agreement Lenders or any of them, any Term Loan Bank Products Affiliates, any Term Loan Hedging Affiliates, any Term Loan Bank Products Providers or any Term Loan Hedging Providers under any Term Loan Document, whether for principal, interest (including interest, fees and expenses which, but for the commencement of an Insolvency Proceeding with respect to such Term Loan Credit Party, would have accrued on any Term Loan Obligation, whether or not a claim is allowed against such Term Loan Credit Party for such interest, fees and expenses in the related Insolvency Proceeding), reimbursement for amounts drawn under letters of credit, payments for early termination of Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Term Loan Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time, including all “Obligations” as defined in the Original Term Loan Credit Agreement.

“Term Loan Priority Account” means one or more deposit and/or securities accounts of the Grantors (identified to the ABL Agent in writing by the Term Loan Agent from time to time) that (a) is subject to a blocked account agreement in favor of the Term Loan Agent (who shall have first priority rights with respect to exercising control over such account) and (b) solely contains identifiable Proceeds of any Term Loan Priority Collateral and any interest deposited therein.

“Term Loan Priority Collateral Documents” shall mean the Term Loan Documents and any Additional Term Documents, as applicable.

“Term Loan Priority Collateral” shall mean all Collateral, other than the ABL Priority Collateral, including all Real Property, Equipment, Intellectual Property and Capital Stock of the Company and its direct or indirect Subsidiaries, collateral security and guarantees with respect to any Term Loan Priority Collateral and all cash, Money, instruments, securities, financial assets and deposit accounts directly received as identifiable Proceeds of any Term Loan Priority Collateral (such Proceeds, “Term Priority Proceeds”); provided, however, no Proceeds of Term Priority Proceeds will constitute Term Loan Priority Collateral unless such Proceeds of Term Priority Proceeds would otherwise constitute Term Loan Priority Collateral or are credited to any Term Loan Priority Account, provided, further that under no circumstance shall Excluded Assets (as defined in the next succeeding sentence) be Term Loan Priority Collateral. As used in this definition of “Term Loan Priority Collateral,” the term “Excluded Assets” shall have the meaning provided (x) prior to the Discharge of Term Loan Obligations, in the Original Term Loan Credit Agreement (if the Original Term Loan Credit Agreement is then in effect), or in any other Additional Term Credit Facility then in effect (if the Original Term Loan Credit Agreement is not then in effect) or the Term Loan Collateral Documents relating thereto, and (y) from and after the Discharge of Term Loan Obligations, in the applicable Additional Term Credit Facility then in effect which is designated as applicable for the purposes of this definition or the Additional Term Collateral Documents relating thereto.

“Term Loan Recovery” shall have the meaning set forth in Section 5.3(b).

“Term Loan Secured Parties” shall mean the Term Loan Agent, all Term Loan Credit Agreement Lenders, all Term Loan Bank Products Affiliates, all Term Loan Bank Products Providers, all Term Loan Hedging Affiliates, all Term Loan Hedging Providers and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Term Loan Secured Party” or “Secured Party” under any Term Loan Credit Agreement.

“Trade Secret Licenses” shall mean, with respect to any Credit Party, all United States written license agreements of such Credit Party providing for the grant by or to such Credit Party of any right under any United States trade secrets, including know how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, other than agreements with any Person who is an Affiliate or a Subsidiary of the Company or such Credit Party, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

“Trade Secrets” shall mean with respect to any Credit Party, all of such Credit Party’s right, title and interest in and to all United States trade secrets, including know how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including (i) all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including payments under all licenses, non disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past or future misappropriations thereof, and (ii) the right to sue or otherwise recover for past, present or future misappropriations thereof.

“Trademark License” shall mean any written agreement governed by the laws of any state of the United States, now or hereafter in effect, to which a Credit Party is a party granting to such Credit Party any right to use any United States trademark or name owned by any third party (including any such rights that such Credit Party has the right to license).

“Trademarks” shall mean all of the following which any Credit Party owns: (a) all trademarks, service marks, corporate names, company names, business names, fictitious business names, trade dress, logos, other source or business identifiers and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States (except for “intent-to-use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of the Lanham Act has been filed and accepted, to the extent that, and solely during the period for which, any assignment of, or grant a security interest in, an “intent-to-use” application prior to such filing and acceptance would violate the Lanham Act or impair the validity or enforceability of, or render void or voidable or result in the cancellation of the applicable Credit Party’s right, title or interest therein or any trademark or service mark registration that issues as a result of such application under applicable federal law), and all renewals thereof, (b) all goodwill associated therewith or symbolized thereby, (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (d) all income, royalties, damages and payments now or hereafter due and payable with respect to any of the foregoing, including damages and payments for past or future infringement thereof.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided that to the extent that the Uniform Commercial Code is used to define any term in any security document and such term is defined differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, publication or priority of, or remedies with respect to, Liens of any Party is governed by the Uniform Commercial Code or foreign personal property security laws as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” will mean the Uniform Commercial Code or such foreign personal property security laws as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

Section 1.3 Rules of Construction Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, restatements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, restatements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation.

ARTICLE 2

Lien Priority

Section 2.1 Agreement to Subordinate (a) Notwithstanding (i) the date, time, method, manner, or order of grant, attachment, or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the ABL Agent or the ABL Secured Parties in respect of all or any portion of the Collateral, or of any Liens granted to the Term Loan Agent or the Term Loan Secured Parties in respect of all or any portion of the Collateral, or of any Liens granted to any Additional Term Agent or any Additional Term Secured Parties in respect of all or any portion of the Collateral, and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the ABL Agent, the Term Loan Agent or any Additional Term Agent (or the ABL Secured Parties, the Term Loan Secured Parties or any Additional Term Secured Parties) in any Collateral, (iii) any provision of the Uniform Commercial Code, the Bankruptcy Code or any other applicable law, or of the ABL Documents, the Term Loan Documents or any Additional Term Documents, (iv) whether the ABL Agent, the Term Loan Agent or any Additional Term Agent, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (v) the fact that any such Liens in favor of the ABL Agent or the ABL Secured Parties, the Term Loan Agent or the Term Loan Secured Parties or any Additional Term Agent or any Additional Term Secured Parties securing any of the ABL Obligations, the Term Loan Obligations or any Additional Term Obligations, respectively, are (x) subordinated to any Lien securing any obligation of any Credit Party other than the Term Loan Obligations or any Additional Term Obligations (in the case of the ABL Obligations) or the ABL Obligations (in the case of the Term Loan Obligations or any Additional Term Obligations), respectively, or (y) otherwise subordinated, voided, avoided, invalidated or lapsed or (vi) any other circumstance of any kind or nature whatsoever, the ABL Agent, on behalf of itself and the ABL Secured Parties, the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, and any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, hereby agree that:

(1)            any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the Term Loan Agent or any Term Loan Secured Parties that secures all or any portion of the Term Loan Obligations, and any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of any Additional Term Agent or any Additional Term Secured Party that secures all or any portion of the Additional Term Obligations, shall in all respects be junior and subordinate to all Liens granted to the ABL Agent and the ABL Secured Parties in the ABL Priority Collateral to secure all or any portion of the ABL Obligations;

(2)            any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Secured Party that secures all or any portion of the ABL Obligations shall in all respects be senior and prior to all Liens granted to the Term Loan Agent or any Term Loan Secured Party in the ABL Priority Collateral to secure all or any portion of the Term Loan Obligations, and all Liens granted to any Additional Term Agent or any Additional Term Secured Parties in the ABL Priority Collateral to secure all or any portion of the Additional Term Obligations;

(3)            any Lien in respect of all or any portion of the Term Loan Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Secured Party that secures all or any portion of the ABL Obligations, shall in all respects be junior and subordinate to all Liens granted to the Term Loan Agent and the Term Loan Secured Parties in the Term Loan Priority Collateral to secure all or any portion of the Term Loan Obligations;

(4)            any Lien in respect of all or any portion of the Term Loan Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Secured Party that secures all or any portion of the ABL Obligations, shall in all respects be junior and subordinate to all Liens granted to any Additional Term Agent or any Additional Term Secured Parties in the Term Loan Priority Collateral to secure all or any portion of any Additional Term Obligations (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties);

(5)            any Lien in respect of all or any portion of the Term Loan Priority Collateral now or hereafter held by or on behalf of the Term Loan Agent or any Term Loan Secured Party that secures all or any portion of the Term Loan Obligations shall in all respects be senior and prior to all Liens granted to the ABL Agent or any ABL Secured Party in the Term Loan Priority Collateral to secure all or any portion of the ABL Obligations;

(6)            any Lien in respect of all or any portion of the Term Loan Priority Collateral now or hereafter held by or on behalf of any Additional Term Agent or any Additional Term Secured Party that secures all or any portion of the Additional Term Obligations shall in all respects be senior and prior to all Liens granted to the ABL Agent or any ABL Secured Party in the Term Loan Priority Collateral to secure all or any portion of the ABL Obligations (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties);

(7)            any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of any Additional Term Agent or any Additional Term Secured Party that secures all or any portion of the Additional Term Obligations shall in all respects be pari passu and equal in priority with any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of the Term Loan Agent or any Term Loan Secured Party that secures all or any portion of the Term Loan Obligations (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties); provided, however, that notwithstanding the foregoing, if any Additional Term Agent and any Additional Term Secured Party subordinates itself to any of the ABL Agent or the ABL Secured Parties with respect to any Term Loan Priority Collateral in a separate writing as permitted by paragraphs (4) and (6) of this Section 2.1(a) then such Additional Term Agent and Additional Term Secured Parties shall not be pari passu with the Term Loan Agent and Term Loan Secured Parties with respect to any Term Loan Priority Collateral so subordinated but rather shall be junior and subordinate to the Term Loan Agent and Term Loan Secured Parties with respect to such Term Loan Priority Collateral; and

(8)            any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of any Additional Term Agent or any Additional Term Secured Party that secures all or any portion of the Additional Term Obligations shall in all respects be pari passu and equal in priority with any Lien in respect of all or any portion of the Collateral now or hereafter held by or on behalf of any other Additional Term Agent or any Additional Term Secured Party represented by such other Additional Term Agent that secures all or any portion of the Additional Term Obligations (except as may be separately otherwise agreed in writing by and between such Additional Term Agents, in each case on behalf of itself and the Additional Term Secured Parties represented thereby); provided, however, that notwithstanding the foregoing, if any Additional Term Agent and any Additional Term Secured Party subordinates itself to any of the ABL Agent or the ABL Secured Parties with respect to any Term Loan Priority Collateral in a separate writing as permitted by paragraphs (4) and (6) of this Section 2.1(a) then such Additional Term Agent and Additional Term Secured Parties shall not be pari passu with the other Additional Term Agent and the other Additional Term Secured Parties with respect to any Term Loan Priority Collateral so subordinated but rather shall be junior and subordinate to the other Additional Term Agent and the other Additional Term Secured Parties with respect to such Term Loan Priority Collateral.

(b)            Notwithstanding any failure by any ABL Secured Party, Term Loan Secured Party or Additional Term Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation, priming or subordination by any third party or court of competent jurisdiction (including in any Insolvency Proceeding) of the security interests in the Collateral granted to the ABL Secured Parties, the Term Loan Secured Parties or any Additional Term Secured Parties:

(1)            the priority and rights as between the ABL Secured Parties, on the one hand, and the Term Loan Secured Parties, on the other hand, with respect to the Collateral shall be as set forth herein;

(2)            the priority and rights as between the ABL Secured Parties, on the one hand, and any Additional Term Secured Parties, on the other hand, with respect to the Collateral shall be as set forth herein (except as may be separately otherwise agreed in writing by and between any applicable Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties);

(3)            the priority and rights as between the Term Loan Secured Parties, on the one hand, and any Additional Term Secured Parties, on the other hand, with respect to the Collateral shall be as set forth herein (except as may be separately otherwise agreed in writing by and between or among any applicable Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Credit Agreement Lenders); and

(4)            the priority and rights as between any Additional Term Agent and the Additional Term Secured Parties represented thereby, on the one hand, and any other Additional Term Agent and the Additional Term Secured Parties represented thereby, on the other hand, with respect to the Collateral shall be as set forth herein (except as may be separately otherwise agreed in writing by and between such Additional Term Agents, each on behalf of itself and the Additional Term Secured Parties represented thereby).

(c)            The Term Loan Agent, for and on behalf of itself and the Term Loan Secured Parties, acknowledges and agrees that (x) concurrently herewith, the ABL Agent, for the benefit of itself and the ABL Secured Parties, has been granted Liens upon all of the Collateral in which the Term Loan Agent has been granted Liens and the Term Loan Agent hereby consents thereto and (y) any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties, may be granted Liens upon all of the Collateral in which the Term Loan Agent has been granted Liens and the Term Loan Agent hereby consents thereto. The ABL Agent, for and on behalf of itself and the ABL Secured Parties, acknowledges and agrees that (x) concurrently herewith, the Term Loan Agent, for the benefit of itself and the Term Loan Secured Parties, has been granted Liens upon all of the Collateral in which the ABL Agent has been granted Liens and the ABL Agent hereby consents thereto and (y) any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties, may be granted Liens upon all of the Collateral in which the ABL Agent has been granted Liens and the ABL Agent hereby consents thereto. Any Additional Term Agent, for and on behalf of itself and any Additional Term Secured Parties represented thereby, acknowledges and agrees, concurrently with becoming a party hereto, that (x) the ABL Agent, for the benefit of itself and the ABL Secured Parties, was granted Liens upon all of the Collateral in which such Additional Term Agent is being granted Liens and such Additional Term Agent hereby consents thereto, (y) the Term Loan Agent, for the benefit of itself and the Term Loan Secured Parties, was granted Liens upon all of the Collateral in which such Additional Term Agent is being granted Liens and such Additional Term Agent hereby consents thereto and (z) any other Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, may be granted Liens upon all of the Collateral in which such Additional Term Agent has been granted Liens and such Additional Term Agent hereby consents thereto. The subordination of Liens by the Term Loan Agent in favor of the ABL Agent, by the ABL Agent in favor of the Term Loan Agent and any Additional Term Agent, and by any Additional Term Agent in favor of the ABL Agent, in each case as set forth herein, shall not be deemed to subordinate the Liens of the Term Loan Agent, the ABL Agent or any Additional Term Agent to the Liens of any other Person. The provision of pari passu and equal priority as between Liens of the Term Loan Agent and Liens of any Additional Term Agent, or as between Liens of any Additional Term Agent and Liens of any other Additional Term Agent, in each case as set forth herein, shall not be deemed to subordinate the Liens of the Term Loan Agent or any Additional Term Agent to the Liens of any Person other than the ABL Agent as and to the extent set forth herein, or to provide that the Liens of the Term Loan Agent or any Additional Term Agent will be pari passu or of equal priority with the Liens of any other Person.

(d)            Lien priority as among the ABL Obligations, the Term Loan Obligations and the Additional Term Obligations with respect to any Collateral will be governed solely by this Agreement, except as may be separately otherwise agreed in writing by or among any applicable Parties to the extent permitted pursuant to Section 2.1(a) above (including pursuant to the Term Loan Collateral Intercreditor Agreement if entered into in the future).

(e)            The Term Loan Agent, for and on behalf of itself and the Term Loan Secured Parties, and each Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, hereby acknowledges and agrees that, it is the intention of the Term Loan Collateral Secured Parties of each Series that the holders of Term Loan Collateral Obligations of such Series (and not the Term Loan Collateral Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the Term Loan Collateral Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of Term Loan Collateral Obligations), (y) any of the Term Loan Collateral Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of Term Loan Collateral Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of Term Loan Collateral Obligations) on a basis ranking prior to the security interest of such Series of Term Loan Collateral Obligations but junior to the security interest of any other Series of Term Loan Collateral Obligations or (ii) the existence of any Collateral for any other Series of Term Loan Collateral Obligations that is not also Collateral for the other Series of Term Loan Collateral Obligations (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of Term Loan Collateral Obligations, an “Impairment” of such Series). In the event of any Impairment with respect to any Series of Term Loan Collateral Obligations, the results of such Impairment shall be borne solely by the holders of such Series of Term Loan Collateral Obligations, and the rights of the holders of such Series of Term Loan Collateral Obligations (including the right to receive distributions in respect of such Series of Term Loan Collateral Obligations pursuant to Section 4.1) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such Term Loan Collateral Obligations subject to such Impairment.

Section 2.2 Waiver of Right to Contest Liens (a) The Term Loan Agent, for and on behalf of itself and the Term Loan Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of, or the allowability of the claims asserted by, the ABL Agent and the ABL Secured Parties in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the Term Loan Agent, for and on behalf of itself and the Term Loan Secured Parties, agrees that none of the Term Loan Agent or the Term Loan Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the ABL Agent or any ABL Secured Party under the ABL Documents with respect to the ABL Priority Collateral. Except to the extent expressly set forth in this Agreement, the Term Loan Agent, for and on behalf of itself and the Term Loan Secured Parties, hereby waives any and all rights it or the Term Loan Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the ABL Agent or any ABL Secured Party seeks to enforce its Liens in any ABL Priority Collateral.

(b)            The Term Loan Agent, for and on behalf of itself and the Term Loan Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of, or the allowability of the claims asserted by, any Additional Term Agent and any Additional Term Secured Parties in respect of the Collateral or the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties). Except to the extent expressly set forth in this Agreement and, for the avoidance of doubt, subject to Section 2.3(g), the Term Loan Agent, for and on behalf of itself and the Term Loan Secured Parties, agrees that none of the Term Loan Agent or the Term Loan Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by any Additional Term Agent or any Additional Term Secured Party under any Additional Term Documents with respect to the Collateral (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties). Except to the extent expressly set forth in this Agreement, and, for the avoidance of doubt, subject to Section 2.3(g), the Term Loan Agent, for and on behalf of itself and the Term Loan Secured Parties, hereby waives any and all rights it or the Term Loan Secured Parties may have as a pari passu lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which any Additional Term Agent or any Additional Term Secured Party seeks to enforce its Liens in any Collateral (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties).

(c)            The ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of, or the allowability of the claims asserted by, any Term Loan Agent and any Term Loan Secured Parties in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that none of the ABL Agent or the ABL Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the Term Loan Agent or any Term Loan Secured Party under the Term Loan Documents, with respect to the Term Loan Priority Collateral. Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Secured Parties, hereby waives any and all rights it or the ABL Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the Term Loan Agent or any Term Loan Secured Party seeks to enforce its Liens in any Term Loan Priority Collateral.

(d)            The ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of, or the allowability of the claims asserted by, any Additional Term Agent and any Additional Term Secured Parties in respect of the Collateral or the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties). Except to the extent expressly set forth in this Agreement, the ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that none of the ABL Agent or the ABL Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by any Additional Term Agent or any Additional Term Secured Party under any Additional Term Documents, with respect to the Term Loan Priority Collateral (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties). Except to the extent expressly set forth in this Agreement, the ABL Agent, for and on behalf of itself and the ABL Secured Parties, hereby waives any and all rights it or the ABL Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which any Additional Term Agent or any Additional Term Secured Party seeks to enforce its Liens in any Term Loan Priority Collateral (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties).

(e)            Any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of, or the allowability of the claims asserted by, the ABL Agent and the ABL Secured Parties in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that none of such Additional Term Agent and Additional Term Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the ABL Agent or any ABL Secured Party under the ABL Documents with respect to the ABL Priority Collateral. Except to the extent expressly set forth in this Agreement, any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, hereby waives any and all rights it or such Additional Term Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the ABL Agent or any ABL Secured Party seeks to enforce its Liens in any ABL Priority Collateral.

(f)             Any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of, or the allowability of the claims asserted by, the Term Loan Agent or the Term Loan Secured Parties in respect of the Collateral or the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties). Except to the extent expressly set forth in this Agreement, and, for the avoidance of doubt, subject to Section 2.3(g), any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that none of such Additional Term Agent and Additional Term Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the Term Loan Agent or any Term Loan Secured Party under the Term Loan Documents with respect to the Collateral (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties). Except to the extent expressly set forth in this Agreement, and subject to Section 2.3(g), any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, hereby waives any and all rights it or such Additional Term Secured Parties may have as a pari passu lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the Term Loan Agent or any Term Loan Secured Party seeks to enforce its Liens in any Collateral (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties).

(g)            Any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of, or the allowability of the claims asserted by, any other Additional Term Agent or any Additional Term Secured Parties represented by such other Additional Term Agent in respect of the Collateral or the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agents, in each case on behalf of itself and the Additional Term Secured Parties represented thereby). Except to the extent expressly set forth in this Agreement, and, for the avoidance of doubt, subject to Section 2.3(g), any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that none of such Additional Term Agent and Additional Term Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by any other Additional Term Agent or any Additional Term Secured Party represented by such other Additional Term Agent under any applicable Additional Term Documents with respect to the Collateral (except as may be separately otherwise agreed in writing by and between such Additional Term Agents, in each case on behalf of itself and the Additional Term Secured Parties represented thereby). Except to the extent expressly set forth in this Agreement, and subject to Section 2.3(g), any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, hereby waives any and all rights it or such Additional Term Secured Parties may have as a pari passu lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which any other Additional Term Agent or any Additional Term Secured Party represented by such other Additional Term Agent seeks to enforce its Liens in any Collateral (except as may be separately otherwise agreed in writing by and between such Additional Term Agents, in each case on behalf of itself and the Additional Term Secured Parties represented thereby).

(h)            For the avoidance of doubt, the assertion of priority rights established under the terms of this Agreement or in any separate writing between any of the parties hereto shall not be considered a challenge to Lien priority of any Party prohibited by this Section 2.2.

Section 2.3 Remedies Standstill (a) The Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, agrees that, until the date upon which the Discharge of ABL Obligations shall have occurred, neither the Term Loan Agent (including in its capacity as Term Loan Collateral Representative, as applicable) nor any Term Loan Secured Party will, or will seek to, Exercise Any Secured Creditor Remedies (or institute or join in any action or proceeding with respect to the Exercise of Secured Creditor Remedies) with respect to any of the ABL Priority Collateral without the written consent of the ABL Agent and will not knowingly take, receive or accept any Proceeds of ABL Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of ABL Priority Collateral in a Deposit Account controlled by the Term Loan Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the ABL Agent after the earlier to occur of (x) the Term Loan Agent’s actual knowledge of such deposit and that such Proceeds constitute ABL Priority Collateral or (y) receipt by the Term Loan Agent of a Cash Proceeds Notice; provided that the Term Loan Agent shall have no obligation to remit such Proceeds unless the Term Loan Agent is entitled to direct disposition of such Proceeds under the applicable account control agreement governing such Deposit Account at such time. Subject to Section 2.3(g) hereof, from and after the date upon which the Discharge of ABL Obligations shall have occurred (or prior thereto upon obtaining the written consent of the ABL Agent), the Term Loan Agent or any Term Loan Secured Party may Exercise Any Secured Creditor Remedies under the Term Loan Documents or applicable law as to any ABL Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the Term Loan Agent or any Term Loan Secured Party is at all times subject to the provisions of this Agreement, including Section 4.1 hereof. Notwithstanding anything to the contrary contained herein, the Term Loan Agent or any Term Loan Secured Party may:

(i)             file a claim or statement of interest with respect to the Term Loan Obligations; provided that an Insolvency Proceeding has been commenced by or against any Grantor;

(ii)            take any action (not adverse to the priority status of the Liens on the ABL Priority Collateral, or the rights of the ABL Agent or any of the ABL Secured Parties to exercise rights, powers, and/or remedies in respect thereof, including those under Article 6) in order to create, prove, perfect, preserve or protect (but not enforce) its Lien on and rights in, and the perfection and priority of its Lien on, any of the ABL Priority Collateral;

(iii)           file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Term Loan Secured Parties, including any claims secured by the Term Loan Priority Collateral or the ABL Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(iv)           file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency Proceeding or applicable non-bankruptcy law, in each case not inconsistent with, or prohibited by, the terms of this Agreement or applicable law (including the Bankruptcy Laws of any applicable jurisdiction) and, subject to the restrictions set forth in this Section, any pleadings, objections, motions or agreements which assert rights or interests available to secured creditors solely with respect to the Term Loan Priority Collateral; and

(v)            vote on any Plan of Reorganization, file any proof of claim, make other filings and make any arguments and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement. Without limiting the generality of the foregoing or of the other provisions of this Agreement, any vote to accept, and any other act to support the confirmation or approval of, any Non-Conforming Plan of Reorganization shall be inconsistent with and accordingly, a violation of the terms of this Agreement, and the ABL Agent shall be entitled to have any such vote to accept a Non-Conforming Plan of Reorganization changed and any such support of any Non-Conforming Plan of Reorganization withdrawn.

(b)            [reserved]

(c)            The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that until the date upon which the Discharge of Term Loan Obligations shall have occurred, neither the ABL Agent nor any ABL Secured Party will, or will seek to, Exercise Any Secured Creditor Remedies (or institute or join in any action or proceeding with respect to the Exercise of Secured Creditor Remedies) with respect to the Term Loan Priority Collateral without the written consent of the Term Loan Agent, and will not knowingly take, receive or accept any Proceeds of the Term Loan Priority Collateral, it being understood and agreed that (x) if the ABL Agent does not otherwise have actual knowledge at the time when such Proceeds of Term Loan Priority Collateral are deposited in a Deposit Account that constitutes ABL Priority Collateral that such Proceeds constitute Proceeds of Term Loan Priority Collateral, then neither the ABL Agent nor any ABL Secured Party shall have any obligation to pay over any Proceeds of such Term Loan Priority Collateral; provided, that in the event that the ABL Agent is notified in writing by the Term Loan Collateral Representative within six days after the deposit of such Proceeds of Term Loan Priority Collateral in a Deposit Account that constitutes ABL Priority Collateral, which notification identifies the amount and specifies the origin thereof, and if such Proceeds do constitute Term Loan Priority Collateral, then to the extent that the ABL Agent subsequently receives cash Proceeds that constitute ABL Priority Collateral, to the extent not prohibited by applicable law, the ABL Agent shall turn over to the Term Loan Collateral Representative a portion of such proceeds equal to the amount of the Proceeds of the Term Loan Priority Collateral previously received by the ABL Agent and applied to the ABL Obligations, and (y) the temporary deposit of Proceeds of Term Loan Priority Collateral in a Deposit Account controlled by the ABL Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the Term Loan Collateral Representative. Subject to Sections 2.3(d) and 2.3(j) hereof, from and after the date upon which the Discharge of Term Loan Obligations shall have occurred (or prior thereto upon obtaining the written consent of the Term Loan Agent), the ABL Agent or any ABL Secured Party may Exercise Any Secured Creditor Remedies under the ABL Documents or applicable law as to any Term Loan Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the ABL Agent or any ABL Secured Party is at all times subject to the provisions of this Agreement, including Section 4.1 hereof. Notwithstanding anything to the contrary contained herein, the ABL Agent or any ABL Secured Party may:

(i)              file a claim or statement of interest with respect to the ABL Obligations; provided that an Insolvency Proceeding has been commenced by or against any Grantor;

(ii)             take any action (not adverse to the priority status of the Liens on the Term Loan Priority Collateral, or the rights of the Term Loan Agent or any of the Term Loan Secured Parties to exercise rights, powers, and/or remedies in respect thereof, including those under Article 6) in order to create, prove, perfect, preserve or protect (but not enforce) its Lien on and rights in, and the perfection and priority of its Lien on, any of the Term Loan Priority Collateral;

(iii)            file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the ABL Secured Parties, including any claims secured by the ABL Priority Collateral or the Term Loan Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(iv)            file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency Proceeding or applicable non-bankruptcy law, in each case not inconsistent with, or prohibited by, the terms of this Agreement or applicable law (including the Bankruptcy Laws of any applicable jurisdiction) and, subject to the restrictions set forth in this Section, any pleadings, objections, motions or agreements which assert rights or interests available to secured creditors solely with respect to the ABL Priority Collateral; and

(v)            vote on any Plan of Reorganization, file any proof of claim, make other filings and make any arguments and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement. Without limiting the generality of the foregoing or of the other provisions of this Agreement, any vote to accept, and any other act to support the confirmation or approval of, any Non-Conforming Plan of Reorganization shall be inconsistent with and accordingly, a violation of the terms of this Agreement, and the Term Loan Agent shall be entitled to have any such vote to accept a Non-Conforming Plan of Reorganization changed and any such support of any Non-Conforming Plan of Reorganization withdrawn.

(d)            The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that until the date upon which the Discharge of Additional Term Obligations shall have occurred, neither the ABL Agent nor any ABL Secured Party will, or will seek to, Exercise Any Secured Creditor Remedies (or institute or join in any action or proceeding with respect to the Exercise of Secured Creditor Remedies) with respect to the Term Loan Priority Collateral without the written consent of each Additional Term Agent, and will not knowingly take, receive or accept any Proceeds of the Term Loan Priority Collateral (except, in each case, as may be separately otherwise agreed in writing by and between each such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties), it being understood and agreed that (x) if the ABL Agent does not otherwise have actual knowledge at the time when such Proceeds of Term Loan Priority Collateral are deposited in a Deposit Account that constitutes ABL Priority Collateral that such Proceeds constitute Proceeds of Term Loan Priority Collateral, then neither the ABL Agent nor any ABL Secured Party shall have any obligation to pay over any Proceeds of such Term Loan Priority Collateral; provided, that in the event that the ABL Agent is notified in writing by the Term Loan Collateral Representative within six days after the deposit of such Proceeds of Term Loan Priority Collateral in a Deposit Account that constitutes ABL Priority Collateral, which notification identifies the amount and specifies the origin thereof, and if such Proceeds do constitute Term Loan Priority Collateral, then to the extent that the ABL Agent subsequently receives cash Proceeds that constitute ABL Priority Collateral, to the extent not prohibited by applicable law, the ABL Agent shall turn over to the Term Loan Collateral Representative a portion of such proceeds equal to the amount of the Proceeds of the Term Loan Priority Collateral previously received by the ABL Agent and applied to the ABL Obligations, and (y)the temporary deposit of Proceeds of Term Loan Priority Collateral in a Deposit Account controlled by the ABL Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the Term Loan Collateral Representative. Subject to Sections 2.3(c) and 2.3(j) hereof, from and after the date upon which the Discharge of Additional Term Obligations shall have occurred (or prior thereto upon obtaining the written consent of each Additional Term Agent), the ABL Agent or any ABL Secured Party may Exercise Any Secured Creditor Remedies under the ABL Documents or applicable law as to any Term Loan Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the ABL Agent or any ABL Secured Party is at all times subject to the provisions of this Agreement, including Section 4.1 hereof. Notwithstanding anything to the contrary contained herein, the ABL Agent or any ABL Secured Party may:

(i)              file a claim or statement of interest with respect to the ABL Obligations; provided that an Insolvency Proceeding has been commenced by or against any Grantor;

(ii)             take any action (not adverse to the priority status of the Liens on the Term Loan Priority Collateral, or the rights of each Additional Term Agent or any of the Additional Term Secured Parties to exercise rights, powers, and/or remedies in respect thereof, including those under Article 6) in order to create, prove, perfect, preserve or protect (but not enforce) its Lien on and rights in, and the perfection and priority of its Lien on, any of the Term Loan Priority Collateral;

(iii)            file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the ABL Secured Parties, including any claims secured by the ABL Priority Collateral or the Term Loan Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(iv)            file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency Proceeding or applicable non-bankruptcy law, in each case not inconsistent with, or prohibited by, the terms of this Agreement or applicable law (including the Bankruptcy Laws of any applicable jurisdiction) and, subject to the restrictions set forth in this Section, any pleadings, objections, motions or agreements which assert rights or interests available to secured creditors solely with respect to the ABL Priority Collateral; and

(v)            vote on any Plan of Reorganization, file any proof of claim, make other filings and make any arguments and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement. Without limiting the generality of the foregoing or of the other provisions of this Agreement, any vote to accept, and any other act to support the confirmation or approval of, any Non-Conforming Plan of Reorganization shall be inconsistent with and accordingly, a violation of the terms of this Agreement, and each Additional Term Agent shall be entitled to have any such vote to accept a Non-Conforming Plan of Reorganization changed and any such support of any Non-Conforming Plan of Reorganization withdrawn.

(e)            Any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that until the date upon which the Discharge of ABL Obligations shall have occurred, neither such Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) nor any such Additional Term Secured Party will, or will seek to, Exercise Any Secured Creditor Remedies (or institute or join in any action or proceeding with respect to the Exercise of Secured Creditor Remedies) with respect to any of the ABL Priority Collateral without the written consent of the ABL Agent and will not knowingly take, receive or accept any Proceeds of ABL Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of ABL Priority Collateral in a Deposit Account controlled by such Additional Term Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the ABL Agent after the earlier to occur of (x) such Additional Term Agent’s actual knowledge of such deposit and that such Proceeds constitute ABL Priority Collateral or (y) receipt by such Additional Term Agent of a Cash Proceeds Notice; provided that such Additional Term Agent shall have no obligation to remit such Proceeds unless such Additional Term Agent is entitled to direct disposition of such Proceeds under the applicable account control agreement governing such Deposit Account at such time. Subject to Sections 2.3(f) and 2.3(g) hereof, from and after the date upon which the Discharge of ABL Obligations shall have occurred (or prior thereto upon obtaining the written consent of the ABL Agent), any Additional Term Agent or any Additional Term Secured Party may Exercise Any Secured Creditor Remedies under any Additional Term Documents or applicable law as to any ABL Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by any Additional Term Agent or Additional Term Secured Party is at all times subject to the provisions of this Agreement, including Section 4.1 hereof. Notwithstanding anything to the contrary contained herein, any Additional Term Agent or any Additional Term Secured Party may:

(i)              file a claim or statement of interest with respect to the Additional Term Obligations; provided that an Insolvency Proceeding has been commenced by or against any Grantor;

(ii)             take any action (not adverse to the priority status of the Liens on the ABL Priority Collateral, or the rights of the ABL Agent or any of the ABL Secured Parties to exercise rights, powers, and/or remedies in respect thereof, including those under Article 6) in order to create, prove, perfect, preserve or protect (but not enforce) its Lien on and rights in, and the perfection and priority of its Lien on, any of the ABL Priority Collateral;

(iii)            file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Additional Term Secured Parties, including any claims secured by the ABL Priority Collateral or the Term Loan Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(iv)            file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency Proceeding or applicable non-bankruptcy law, in each case not inconsistent with, or prohibited by, the terms of this Agreement or applicable law (including the Bankruptcy Laws of any applicable jurisdiction) and, subject to the restrictions set forth in this Section, any pleadings, objections, motions or agreements which assert rights or interests available to secured creditors solely with respect to the ABL Priority Collateral; and

(v)            vote on any Plan of Reorganization, file any proof of claim, make other filings and make any arguments and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement. Without limiting the generality of the foregoing or of the other provisions of this Agreement, any vote to accept, and any other act to support the confirmation or approval of, any Non-Conforming Plan of Reorganization shall be inconsistent with and accordingly, a violation of the terms of this Agreement, and each ABL Agent shall be entitled to have any such vote to accept a Non-Conforming Plan of Reorganization changed and any such support of any Non-Conforming Plan of Reorganization withdrawn.

(f)             [reserved]

(g)            Any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that such Additional Term Agent and such Additional Term Secured Parties will not, and will not seek to, Exercise Any Secured Creditor Remedies (or institute or join in any action or proceeding with respect to the Exercise of Secured Creditor Remedies) with respect to any of the Collateral without the written consent of the Term Loan Collateral Representative and will not knowingly take, receive or accept any Proceeds of Collateral (except as may be separately otherwise agreed in writing by and between or among each Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties), it being understood and agreed that the temporary deposit of Proceeds of Collateral in a Deposit Account controlled by such Additional Term Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the Term Loan Collateral Representative after the earlier to occur of (x) such Additional Term Agent’s actual knowledge of such deposit or (y) receipt by such Additional Term Agent of a Cash Proceeds Notice; provided that such Additional Term Agent shall have no obligation to remit such Proceeds unless such Additional Term Agent is entitled to direct disposition of such Proceeds under the applicable account control agreement governing such Deposit Account at such time; provided that nothing in this sentence shall prohibit any Additional Term Agent from taking such actions in its capacity as Term Loan Collateral Representative, if applicable. The Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, agrees that the Term Loan Agent and the Term Loan Secured Parties will not, and will not seek to, Exercise Any Secured Creditor Remedies (or institute or join in any action or proceeding with respect to the Exercise of Secured Creditor Remedies) with respect to any of the Collateral without the written consent of the Term Loan Collateral Representative and will not knowingly take, receive or accept any Proceeds of Collateral (except as may be separately otherwise agreed in writing by and between or among each Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties), it being understood and agreed that the temporary deposit of Proceeds of Collateral in a Deposit Account controlled by the Term Loan Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly remitted to the Term Loan Collateral Representative after the earlier to occur of (x) the Term Loan Agent’s actual knowledge of such deposit or (y) receipt by the Term Loan Agent of a Cash Proceeds Notice; provided that the Term Loan Agent shall have no obligation to remit such Proceeds unless the Term Loan Agent is entitled to direct disposition of such Proceeds under the applicable account control agreement governing such Deposit Account at such time; provided that nothing in this sentence shall prohibit the Term Loan Agent from taking such actions in its capacity as Term Loan Collateral Representative, if applicable. Subject to Section 2.3(a) hereof, the Term Loan Collateral Representative may Exercise Any Secured Creditor Remedies under the Term Loan Priority Collateral Documents or applicable law as to any Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the Term Loan Collateral Representative is at all times subject to the provisions of this Agreement, including Section 4.1 hereof. Each Term Loan Collateral Secured Party hereby appoints the Term Loan Collateral Representative as its agent to exercise all remedies under all Term Loan Collateral Documents and Additional Term Collateral Documents. Notwithstanding anything to the contrary contained herein, the Term Loan Agent or any Term Loan Secured Party and any Additional Term Agent or any Additional Term Secured Party may:

(i)              file a claim or statement of interest with respect to the Term Loan Obligations or the Additional Term Obligations respectively; provided that an Insolvency Proceeding has been commenced by or against any Grantor;

(ii)             take any action (not adverse to the priority status of the Liens on the Term Loan Priority Collateral, or the rights of the Term Loan Agent or any of the Term Loan Secured Parties or any Additional Term Agent or any of the Additional Term Secured Parties to exercise rights, powers, and/or remedies in respect thereof, including those under Article 6) in order to create, prove, perfect, preserve or protect (but not enforce) its Lien on and rights in, and the perfection and priority of its Lien on, any of the Term Loan Priority Collateral;

(iii)            file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Term Loan Secured Parties or the Additional Term Secured Parties respectively, including any claims secured by the ABL Priority Collateral or the Term Loan Priority Collateral, if any, in each case in accordance with the terms of this Agreement;

(iv)           file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency Proceeding or applicable non-bankruptcy law, in each case not inconsistent with, or prohibited by, the terms of this Agreement or applicable law (including the Bankruptcy Laws of any applicable jurisdiction) and, subject to the restrictions set forth in this Section, any pleadings, objections, motions or agreements which assert rights or interests available to secured creditors solely with respect to the ABL Priority Collateral or the Term Loan Priority Collateral; and

(v)            vote on any Plan of Reorganization, file any proof of claim, make other filings and make any arguments and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement. Without limiting the generality of the foregoing or of the other provisions of this Agreement, any vote to accept, and any other act to support the confirmation or approval of, any Non-Conforming Plan of Reorganization shall be inconsistent with and accordingly, a violation of the terms of this Agreement, and the Term Loan Agent and each Additional Term Agent shall be entitled to have any such vote to accept a Non-Conforming Plan of Reorganization changed and any such support of any Non-Conforming Plan of Reorganization withdrawn.

(h)            [reserved]

(i)             [reserved]

(j)             [reserved]

(k)            Notwithstanding any other provision of this Agreement, nothing contained herein shall be construed to prevent (i) the ABL Agent or any ABL Secured Party or any Additional Term Agent or any Additional Term Secured Party from objecting to any proposed retention of Collateral by the Term Loan Agent or any Term Loan Secured Party in full or partial satisfaction of any Term Loan Obligations, (ii) the Term Loan Agent or any Term Loan Secured Party or any Additional Term Agent or any Additional Term Secured Party from objecting to any proposed retention of Collateral by the ABL Agent or any ABL Secured Party in full or partial satisfaction of any ABL Obligations or (iii) the ABL Agent or any ABL Secured Party or the Term Loan Agent or any Term Loan Secured Party, or any other Additional Term Agent or any other Additional Term Secured Party, from objecting to any proposed retention of Collateral by any Additional Term Agent or any Additional Term Secured Party in full or partial satisfaction of any Additional Term Obligations.

Section 2.4 Exercise of Rights

(a)            Notice of ABL Agent’s Lien.

(i)             Without limiting Section 2.3 hereof, the Term Loan Agent, for and on behalf of itself and the Term Loan Secured Parties, hereby agrees that, until the date upon which the Discharge of ABL Obligations shall have occurred, in connection with any Exercise of Secured Creditor Remedies by the Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) or any Term Loan Secured Party with respect to any ABL Priority Collateral, the Term Loan Agent or such Term Loan Secured Party, as applicable, shall advise any purchaser or transferee of any ABL Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of the ABL Agent and the ABL Secured Parties, unless the ABL Agent otherwise consents in writing. In addition, the Term Loan Agent agrees, for and on behalf of itself and the Term Loan Secured Parties, that, until the date upon which the Discharge of ABL Obligations shall have occurred, any notice of any proposed foreclosure or sale of any ABL Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to the ABL Agent’s and the ABL Secured Parties’ prior Liens and that such Liens shall continue as against the ABL Priority Collateral to be sold, unless the ABL Agent otherwise consents in writing.

(ii)            Without limiting Section 2.3 hereof, any Additional Term Agent, for and on behalf of itself and any Additional Term Secured Parties represented thereby, hereby agrees that, until the date upon which the Discharge of ABL Obligations shall have occurred, in connection with any Exercise of Secured Creditor Remedies by such Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) or any such Additional Term Secured Party with respect to any ABL Priority Collateral, such Additional Term Agent or Additional Term Secured Party, as applicable, shall advise any purchaser or transferee of any ABL Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of the ABL Agent and the ABL Secured Parties, unless the ABL Agent otherwise consents in writing. In addition, any Additional Term Agent agrees, for and on behalf of itself and any Additional Term Secured Parties represented thereby, that, until the date upon which the Discharge of ABL Obligations shall have occurred, any notice of any proposed foreclosure or sale of any ABL Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to the ABL Agent’s and the ABL Secured Parties’ prior Liens and that such Liens shall continue as against the ABL Priority Collateral to be sold, unless the ABL Agent otherwise consents in writing.

(b)            Notice of Term Loan Agent’s Lien. Without limiting Section 2.3 hereof, the ABL Agent, for and on behalf of itself and the ABL Secured Parties, hereby agrees that, until the date upon which the Discharge of Term Loan Obligations shall have occurred, in connection with any Exercise of Secured Creditor Remedies by the ABL Agent or any ABL Secured Party with respect to the Term Loan Priority Collateral, the ABL Agent or such ABL Secured Party, as applicable, shall advise any purchaser or transferee of any Term Loan Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of the Term Loan Agent and the Term Loan Secured Parties, unless the Term Loan Agent otherwise consents in writing. In addition, the ABL Agent agrees, for and on behalf of itself and the ABL Secured Parties, that, until the date upon which the Discharge of Term Loan Obligations shall have occurred, any notice of any proposed foreclosure or sale of any Term Loan Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to the Term Loan Agent’s and the Term Loan Secured Parties’ prior Liens and that such Liens shall continue as against the Term Loan Priority Collateral to be sold, unless the Term Loan Agent otherwise consents in writing.

(c)            Notice of Additional Term Agent’s Lien. Without limiting Section 2.3 hereof, the ABL Agent, for and on behalf of itself and the ABL Secured Parties, hereby agrees that, until the date upon which the Discharge of Additional Term Obligations shall have occurred, in connection with any Exercise of Secured Creditor Remedies by the ABL Agent or any ABL Secured Party with respect to any Term Loan Priority Collateral, the ABL Agent or such ABL Secured Party, as applicable, shall advise any purchaser or transferee of any Term Loan Priority Collateral in writing that the sale (whether public, private, by foreclosure, or otherwise) or other transfer is subject to the Liens of any Additional Term Agent and any Additional Term Secured Parties (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties). In addition, the ABL Agent agrees, for and on behalf of itself and the ABL Secured Parties, that, until the date upon which the Discharge of Additional Term Obligations shall have occurred, any notice of any proposed foreclosure or sale of any Term Loan Priority Collateral and any other notice in connection with the Exercise of Secured Creditor Remedies with respect thereto shall state prominently and clearly that the sale is subject to any Additional Term Agent’s and any Additional Term Secured Parties’ prior Liens and that such Liens shall continue as against the Term Loan Priority Collateral to be sold (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties).

(d)            [Reserved]

(e)             No Other Restrictions.

(i)              Except as expressly set forth in this Agreement, each of the Term Loan Agent, the Term Loan Secured Parties, the ABL Agent, the ABL Secured Parties, any Additional Term Agent and any Additional Term Secured Parties shall have any and all rights and remedies it may have as a creditor under applicable law, including the right to the Exercise of Secured Creditor Remedies (except as may be separately otherwise agreed in writing by and between or among any applicable Parties, solely as among such Parties and the Secured Parties represented thereby), provided, however, that the Exercise of Secured Creditor Remedies with respect to the Collateral shall be subject to the Lien Priority and to the provisions of this Agreement, including Sections 2.3 and 4.1 hereof. The ABL Agent may enforce the provisions of the ABL Documents, the Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) may enforce the provisions of the Term Loan Documents, any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) may enforce the provisions of the Additional Term Documents, and each may Exercise Any Secured Creditor Remedies, all in such order and in such manner as each may determine in the exercise of its sole discretion, consistent with the terms of this Agreement and mandatory provisions of applicable law (except as may be separately otherwise agreed in writing by and between or among any applicable Parties, solely as among such Parties and the Secured Parties represented thereby); provided, however, that each of the ABL Agent, the Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) and any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) agrees to provide to each other such Party copies of any notices that it is required under applicable law to deliver to any Borrower or any Guarantor; provided, further, however, that the ABL Agent’s failure to provide any such copies to any other such Party shall not impair any of the ABL Agent’s rights hereunder or under any of the ABL Documents, the Term Loan Agent’s failure to provide any such copies to any other such Party shall not impair any of the Term Loan Agent’s rights hereunder or under any of the Term Loan Documents and any failure by any Additional Term Agent to provide any such copies to any other such Party shall not impair any of such Additional Term Agent’s rights hereunder or under any of the Additional Term Documents.

(ii)             Each of the Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) and the Term Loan Secured Parties agrees that it will not institute or join in any suit, Insolvency Proceeding or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the ABL Agent or any other ABL Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken. Each of the Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) and the Term Loan Secured Parties agrees that it will not institute or join in any suit, Insolvency Proceeding or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any Additional Term Agent or any other Additional Term Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken (except as may be separately agreed in writing by and between such Additional Term Agent and the Additional Term Secured Parties represented thereby and the Term Agent, on behalf of itself and the Term Loan Secured Parties).

(iii)            Each of the ABL Agent and the ABL Secured Parties agrees that it will not institute or join in any suit, Insolvency Proceeding or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the Term Loan Agent or any other Term Loan Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken. Each of the ABL Agent and the ABL Secured Parties agrees that it will not institute or join in any suit, Insolvency Proceeding or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any Additional Term Agent or any other Additional Term Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties).

(iv)            Each of any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if and as applicable) and each Additional Term Secured Party agrees that it will not institute or join in any suit, Insolvency Proceeding or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the ABL Agent or any other ABL Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties). Each of any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if and as applicable) and each Additional Term Secured Party agrees that it will not institute or join in any suit, Insolvency Proceeding or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the Term Loan Agent or any other Term Loan Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties). Each of any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if and as applicable) and each Additional Term Secured Party represented thereby agrees that it will not institute or join in any suit, Insolvency Proceeding or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any other Additional Term Agent or any Additional Term Secured Party represented by such other Additional Term Agent, seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral that is consistent with the terms of this Agreement, and none of such Persons shall be liable for any such action taken or omitted to be taken (except as may be separately otherwise agreed in writing by and between such Additional Term Agents, in each case on behalf of itself and the Additional Term Secured Parties represented thereby).

(f)            Release of Liens.

(i)            In the event of (A) any private or public sale of all or any portion of the ABL Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the ABL Agent, (B) any sale, transfer or other disposition of all or any portion of the ABL Priority Collateral, so long as such sale, transfer or other disposition is then permitted by the ABL Documents, (C) the release of the ABL Secured Parties’ Lien on all or any portion of the ABL Priority Collateral, which release under clause (C) shall have been approved by the Requisite ABL Holders or (D) the release of the ABL Secured Parties’ Liens on ABL Priority Collateral of a Guarantor upon the termination and discharge of the applicable subsidiary guaranty in accordance with the terms of the ABL Documents, in the case of clauses (B), (C) and (D) only to the extent occurring prior to the date upon which the Discharge of ABL Obligations shall have occurred and not in connection with a Discharge of ABL Obligations (and irrespective of whether an Event of Default has occurred), (x) the Term Loan Agent agrees, on behalf of itself and the Term Loan Secured Parties, that (so long as, if applicable, the net cash proceeds of any such sale, if any, described in clause (A) above are applied as provided in Section 4.1 hereof and there is a corresponding release of the Liens on such ABL Priority Collateral securing the ABL Obligations) such sale or release will be free and clear of the Liens on such ABL Priority Collateral securing the Term Loan Obligations, and the Term Loan Agent’s and the Term Loan Secured Parties’ Liens with respect to the ABL Priority Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action and (y) any Additional Term Agent agrees, on behalf of itself and any Additional Term Secured Parties represented thereby, that (so long as, if applicable, the net cash proceeds of any such sale, if any, described in clause (A) above are applied as provided in Section 4.1 hereof and there is a corresponding release of the Liens on such ABL Priority Collateral securing the ABL Obligations) such sale or release will be free and clear of the Liens on such ABL Priority Collateral securing the Additional Term Obligations, and such Additional Term Agent’s and the applicable Additional Term Secured Parties’ Liens with respect to the ABL Priority Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action. In furtherance of, and subject to, the foregoing, each of the Term Loan Agent and any Additional Term Agent agrees that it will execute, at the Credit Parties’ expense, any and all Lien releases or other documents reasonably requested by the ABL Agent in connection therewith. Each of the Term Loan Agent and any Additional Term Agent hereby appoints the ABL Agent and any officer or duly authorized person of the ABL Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Party and in the name of such Party or in the ABL Agent’s own name, from time to time, in the ABL Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(ii)            In the event of (A) any private or public sale of all or any portion of the Term Loan Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the Term Loan Collateral Representative, (B) any sale, transfer or other disposition of all or any portion of the Term Loan Priority Collateral, so long as such sale, transfer or other disposition is then permitted by the Term Loan Priority Collateral Documents, (C) the release of the Term Loan Collateral Secured Parties’ Liens on all or any portion of the Term Loan Priority Collateral, which release under clause (C) shall have been approved by the Requisite Term Holders or (D) the release of the Term Loan Collateral Secured Parties’ Liens on Term Loan Priority Collateral of a Guarantor upon the termination and discharge of the applicable subsidiary guaranty in accordance with the terms thereof, in the case of clauses (B), (C) and (D) only to the extent occurring prior to the date upon which the Discharge of Term Loan Collateral Obligations shall have occurred and not in connection with a Discharge of Term Loan Collateral Obligations (and irrespective of whether an Event of Default has occurred), the ABL Agent agrees, on behalf of itself and the ABL Secured Parties, that (so long as, if applicable, the net cash proceeds of any such sale, if any, described in clause (A) above are applied as provided in Section 4.1 hereof and there is a corresponding release of the Liens on such Term Loan Priority Collateral securing the Term Loan Collateral Obligations) such sale or release will be free and clear of the Liens on such Term Loan Priority Collateral securing the ABL Obligations and the ABL Agent’s and the ABL Secured Parties’ Liens with respect to the Term Loan Priority Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action. In furtherance of, and subject to, the foregoing, the ABL Agent agrees that it will execute, at the Credit Parties’ expense, any and all Lien releases or other documents reasonably requested by the Term Loan Collateral Representative in connection therewith. ABL Agent hereby appoints the Term Loan Collateral Representative and any officer or duly authorized person of the Term Loan Collateral Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Party and in the name of such Party or in the Term Loan Collateral Representative’s own name, from time to time, in the Term Loan Collateral Representative’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable). In the event of any private or public sale of all or any portion of the Term Loan Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the Term Loan Collateral Representative, each Additional Term Agent agrees, on behalf of the Additional Term Secured Parties, that (so long as, if applicable, the net cash proceeds of any such sale, if any, are applied as provided in Section 4.1 hereof and there is a corresponding release of the Liens on such Term Loan Priority Collateral securing the Term Loan Collateral Obligations), such sale or release will be free and clear of its Liens on such Term Loan Priority Collateral securing the Additional Term Obligations, and the Additional Term Agent’s and the Additional Term Secured Parties’ Liens with respect to the Term Loan Priority Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action. In furtherance of, and subject to, the foregoing, each Additional Term Agent agrees that it will execute any and all Lien releases or other documents reasonably requested by the Term Loan Collateral Representative in connection therewith. Each Additional Term Agent hereby appoints the Term Loan Collateral Representative and any officer or duly authorized person of the Term Loan Collateral Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Party and in the name of such Party or in the Term Loan Collateral Representative’s own name, from time to time, in the Term Loan Collateral Representative’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

 Section 2.5 No New Liens (a) Until the date upon which the Discharge of ABL Obligations shall have occurred, the parties hereto agree that (except as may be separately otherwise agreed in writing by and between the relevant Agents, each on behalf of itself and the Secured Parties represented thereby):

(i)            No Term Loan Secured Party shall knowingly acquire or hold any Lien on any assets of any Credit Party securing any Term Loan Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein. If any Term Loan Secured Party shall nonetheless acquire or hold any Lien on any assets of any Credit Party securing any Term Loan Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein, then the Term Loan Agent (or the relevant Term Loan Secured Party) shall, without the need for any further consent of any other Term Loan Secured Party and notwithstanding anything to the contrary in any other Term Loan Document, be deemed to also hold and have held such Lien for the benefit of the ABL Agent as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Agent in writing of the existence of such Lien upon obtaining actual knowledge thereof. For the avoidance of doubt, this paragraph (i) shall not apply to any Lien on any property of any Credit Party securing any Purchase Money Indebtedness or Capitalized Lease Obligation owing to any Term Loan Secured Party, or any Lien on any property that has been sold or otherwise transferred in connection with a sale and leaseback transaction entered into with any Term Loan Secured Party, or that consists of property subject to any such sale and leaseback transaction or general intangibles related thereto (in each case, to the extent such property constitutes Excluded Property (as defined in the ABL Documents)).

(ii)            No Additional Term Secured Party shall knowingly acquire or hold any Lien on any assets of any Credit Party securing any Additional Term Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein. If any Additional Term Secured Party shall nonetheless acquire or hold any Lien on any assets of any Credit Party securing any Additional Term Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, subject to the Lien Priority set forth herein, then the relevant Additional Term Agent (or the relevant Additional Term Secured Party) shall, without the need for any further consent of any other Additional Term Secured Party and notwithstanding anything to the contrary in any other Additional Term Document, be deemed to also hold and have held such Lien for the benefit of the ABL Agent as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Agent in writing of the existence of such Lien upon obtaining actual knowledge thereof. For the avoidance of doubt, this paragraph (ii) shall not apply to any Lien on any property of any Credit Party securing any Purchase Money Indebtedness or Capitalized Lease Obligation owing to any Additional Term Secured Party, or any Lien on any property that has been sold or otherwise transferred in connection with a sale and leaseback transaction entered into with any Additional Term Secured Party, or that consists of property subject to any such sale and leaseback transaction or general intangibles related thereto (in each case, to the extent such property constitutes Excluded Property (as defined in the ABL Documents)).

(b)            Until the date upon which the Discharge of Term Loan Obligations shall have occurred, the parties hereto agree that (except as may be separately otherwise agreed in writing by and between the relevant Agents, each on behalf of itself and the Secured Parties represented thereby):

(i)             No ABL Secured Party shall knowingly acquire or hold any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of the Term Loan Agent under the Term Loan Documents, subject to the Lien Priority set forth herein. If any ABL Secured Party shall nonetheless acquire or hold any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of the Term Loan Agent under the Term Loan Documents, subject to the Lien Priority set forth herein, then the ABL Agent (or the relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party and notwithstanding anything to the contrary in any other ABL Document be deemed to also hold and have held such Lien for the benefit of the Term Loan Agent as security for the Term Loan Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the Term Loan Agent in writing of the existence of such Lien upon obtaining actual knowledge thereof. For the avoidance of doubt, this paragraph (i) shall not apply to any Lien on any property of any Credit Party securing any Purchase Money Indebtedness or Capitalized Lease Obligation owing to any ABL Secured Party, or any Lien on any property that has been sold or otherwise transferred in connection with a sale and leaseback transaction entered into with any ABL Secured Party, or that consists of property subject to any such sale and leaseback transaction or general intangibles related thereto (in each case, to the extent such property constitutes Excluded Property (as defined in the Term Loan Documents)).

(ii)            No Additional Term Secured Party shall knowingly acquire or hold any Lien on any assets of any Credit Party securing any Additional Term Obligation which assets are not also subject to the Lien of the Term Loan Agent under the Term Loan Documents, subject to the Lien Priority set forth herein. If any Additional Term Secured Party shall nonetheless acquire or hold any Lien on any assets of any Credit Party securing any Additional Term Obligation which assets are not also subject to the Lien of the Term Loan Agent under the Term Loan Documents, subject to the Lien Priority set forth herein, then the relevant Additional Term Agent (or the relevant Additional Term Secured Party) shall, without the need for any further consent of any other Additional Term Secured Party and notwithstanding anything to the contrary in any other Additional Term Document, be deemed to also hold and have held such Lien for the benefit of the Term Loan Agent as security for the Term Loan Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the Term Loan Agent in writing of the existence of such Lien upon obtaining actual knowledge thereof. For the avoidance of doubt, this paragraph (ii) shall not apply to any Lien on any property of any Credit Party securing any Purchase Money Indebtedness or Capitalized Lease Obligation owing to any Additional Term Secured Party, or any Lien on any property that has been sold or otherwise transferred in connection with a sale and leaseback transaction entered into with any Additional Term Secured Party, or that consists of property subject to any such sale and leaseback transaction or general intangibles related thereto (in each case, to the extent such property constitutes Excluded Property (as defined in the applicable Term Loan Documents)).

(c)            Until the date upon which the Discharge of Additional Term Obligations shall have occurred, the parties hereto agree that (except as may be separately otherwise agreed in writing by and between the relevant Agents, each on behalf of itself and the Secured Parties represented thereby):

(i)            No ABL Secured Party shall knowingly acquire or hold any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of each Additional Term Agent under the Additional Term Documents, subject to the Lien Priority set forth herein. If any ABL Secured Party shall nonetheless acquire or hold any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of each Additional Term Agent under the Additional Term Documents, subject to the Lien Priority set forth herein, then the ABL Agent (or the relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party and notwithstanding anything to the contrary in any other ABL Document be deemed to also hold and have held such Lien for the benefit of each Additional Term Agent as security for the Additional Term Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify each Additional Term Agent in writing of the existence of such Lien upon obtaining actual knowledge thereof. For the avoidance of doubt, this paragraph (i) shall not apply to any Lien on any property of any Credit Party securing any Purchase Money Indebtedness or Capitalized Lease Obligation owing to any ABL Secured Party, or any Lien on any property that has been sold or otherwise transferred in connection with a sale and leaseback transaction entered into with any ABL Secured Party, or that consists of property subject to any such sale and leaseback transaction or general intangibles related thereto (in each case, to the extent such property constitutes Excluded Property (as defined in the applicable Additional Term Documents)).

(ii)            No Term Loan Secured Party shall knowingly acquire or hold any Lien on any assets of any Credit Party securing any Term Loan Obligation which assets are not also subject to the Lien of each Additional Term Agent under the Additional Term Documents, subject to the Lien Priority set forth herein and except as may be separately otherwise agreed in writing by and between any Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties. If any Term Loan Secured Party shall nonetheless acquire or hold any Lien on any assets of any Credit Party securing any Term Loan Obligation which assets are not also subject to the Lien of each Additional Term Agent under the Additional Term Documents, subject to the Lien Priority set forth herein, then the Term Loan Agent (or the relevant Term Loan Secured Party) shall, without the need for any further consent of any other Term Loan Secured Party and notwithstanding anything to the contrary in any other Term Loan Document be deemed to also hold and have held such Lien for the benefit of each Additional Term Agent as security for the Additional Term Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify each Additional Term Agent in writing of the existence of such Lien upon obtaining actual knowledge thereof. For the avoidance of doubt, this paragraph (ii) shall not apply to any Lien on any property of any Credit Party securing any Purchase Money Indebtedness or Capitalized Lease Obligation owing to any Term Loan Secured Party, or any Lien on any property that has been sold or otherwise transferred in connection with a sale and leaseback transaction entered into with any Term Loan Secured Party, or that consists of property subject to any such sale and leaseback transaction or general intangibles related thereto (in each case, to the extent such property constitutes Excluded Property (as defined in the applicable Additional Term Documents)).

(d)            Notwithstanding anything to the contrary herein, the provisions of this Section 2.5 shall not apply to any Real Property.

Section 2.6 Waiver of Marshalling Until the Discharge of ABL Obligations, the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, and any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees (including in its capacity as Term Loan Collateral Representative, if applicable) not to assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling or other similar right that may otherwise be available under applicable law with respect to the ABL Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

Until the Discharge of Term Loan Obligations, the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling or other similar right that may otherwise be available under applicable law with respect to the Term Loan Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

Until the Discharge of Additional Term Obligations, the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling or other similar right that may otherwise be available under applicable law with respect to the Term Loan Priority Collateral or any other similar rights a junior secured creditor may have under applicable law (except as may be separately otherwise agreed in writing by and between the applicable Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties).

ARTICLE 3

Actions of the Parties

Section 3.1 Certain Actions Permitted The Term Loan Agent, the ABL Agent and any Additional Term Agent may make such demands or file such claims in respect of the Term Loan Obligations, the ABL Obligations or the Additional Term Obligations, as applicable, as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders, or rules of procedure at any time.

Section 3.2 Agent for Perfection The ABL Agent, for the benefit of and on behalf of itself and each ABL Secured Party, the Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable), for the benefit of and on behalf of itself and each Term Loan Secured Party, and any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if and as applicable), for the benefit of and on behalf of itself and each Additional Term Secured Party represented thereby, as applicable, each agree to hold all Control Collateral and Cash Collateral that is part of the Collateral in their respective possession, custody, or control (or in the possession, custody, or control of agents or bailees for any of them) as sub-collateral agent and gratuitous bailee for each other solely for the purpose of perfecting the security interest granted to each in such Control Collateral or Cash Collateral, subject to the terms and conditions of this Section 3.2. None of the ABL Agent, the ABL Secured Parties, the Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable), the Term Loan Secured Parties, any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if and as applicable), or any Additional Term Secured Parties, as applicable, shall have any obligation whatsoever to the others to assure that the Control Collateral or the Cash Collateral is genuine or owned by any Borrower, any Guarantor, or any other Person or to preserve rights or benefits of any Person. The duties or responsibilities of the ABL Agent, the Term Loan Agent and any Additional Term Agent under this Section 3.2 are and shall be limited solely to holding or maintaining control of the Control Collateral and the Cash Collateral as agent for the other Parties for purposes of perfecting the Lien held by the Term Loan Agent, the ABL Agent or any Additional Term Agent, as applicable. The ABL Agent is not and shall not be deemed to be a fiduciary of any kind for the Term Loan Agent, the Term Loan Secured Parties, any Additional Term Agent, any Additional Term Secured Parties, or any other Person. The Term Loan Agent is not and shall not be deemed to be a fiduciary of any kind for the ABL Agent, the ABL Secured Parties, any Additional Term Agent, any Additional Term Secured Parties, or any other Person. Any Additional Term Agent is not and shall not be deemed to be a fiduciary of any kind for the ABL Agent, the ABL Secured Parties, the Term Loan Agent, the Term Loan Secured Parties, any other Additional Term Agent or any Additional Term Secured Parties represented by any other Additional Term Agent, or any other Person. In the event that (a) the Term Loan Agent or any Term Loan Secured Party receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement, (b) the ABL Agent or any ABL Secured Party receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement, or (c) any Additional Term Agent or any Additional Term Secured Party receives any Collateral or Proceeds of the Collateral in violation of the terms of this Agreement, then the Term Loan Agent, such Term Loan Secured Party, the ABL Agent, such ABL Secured Party, such Additional Term Agent, or such Additional Term Secured Party, as applicable, shall promptly pay over such Proceeds or Collateral to (i) in the case of ABL Priority Collateral or Proceeds thereof, the ABL Agent, or (ii) in the case of Term Loan Priority Collateral or Proceeds thereof, subject to the provisions of Section 2.3(c)(x) or Section 2.3(d)(x), as applicable, the Term Loan Collateral Representative, in each case, in the same form as received with any necessary endorsements, for application in accordance with the provisions of Section 4.1 of this Agreement. Each Credit Party shall deliver all Control Collateral and all Cash Collateral required to be delivered pursuant to the Credit Documents (i) in the case of ABL Priority Collateral or Proceeds thereof, to the ABL Agent, or (ii) in the case of Term Loan Priority Collateral or Proceeds thereof, to the Term Loan Collateral Representative.

Section 3.3 Sharing of Information and Access In the event that the ABL Agent shall, in the exercise of its rights under the ABL Collateral Documents or otherwise, receive possession or control of any books and records of any Term Loan Credit Party that contain information identifying or pertaining to the Term Loan Priority Collateral, such Party shall, at the Credit Parties’ expense, upon written reasonable request of the Term Loan Agent or any Additional Term Agent and as promptly as practicable thereafter, either make available to such requesting Party such books and records for inspection and duplication or provide to such requesting Party copies thereof. In the event that the Term Loan Agent or any Additional Term Agent shall, in the exercise of its rights under the Term Loan Collateral Documents, the Additional Term Collateral Documents or otherwise, receive possession or control of any books and records of any ABL Credit Party that contain information identifying or pertaining to any of the ABL Priority Collateral, such Party shall, at the Credit Parties’ expense, upon written reasonable request from the ABL Agent and as promptly as practicable thereafter, either make available to such requesting Party such books and records for inspection and duplication or provide to such requesting Party copies thereof. Each Credit Party, the Term Loan Agent and each Additional Term Agent hereby consent to the non-exclusive royalty free use by the ABL Agent of any Intellectual Property included in the Collateral for the purposes of disposing of any ABL Priority Collateral and, in the event that the Term Loan Agent or any Additional Term Agent shall, in the exercise of its rights under the Term Loan Collateral Documents, the Additional Term Collateral Documents or otherwise, obtain title to any such Intellectual Property, such Party hereby irrevocably grants the ABL Agent a non-exclusive license or other right to use, without charge, such Intellectual Property as it pertains to the ABL Priority Collateral in advertising for sale and selling any ABL Priority Collateral.

Section 3.4 Insurance Proceeds of Collateral include insurance proceeds and, therefore, the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. The ABL Agent shall be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to ABL Priority Collateral and the Term Loan Collateral Representative shall be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to Term Loan Priority Collateral. The ABL Agent shall have the sole and exclusive right, as against the Term Loan Collateral Representative, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of ABL Priority Collateral. The Term Loan Collateral Representative shall have the sole and exclusive right, as against the ABL Agent, the Term Loan Agent (other than in its capacity as Term Loan Collateral Representative, if applicable) and any Additional Term Agent (other than in its capacity as Term Loan Collateral Representative, if applicable), to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Term Loan Priority Collateral. All proceeds of such insurance shall be remitted to the ABL Agent (until the Discharge of ABL Obligations has occurred) or to the Term Loan Collateral Representative (until the Discharge of Term Loan Collateral Obligations has occurred), as the case may be, and each of the Term Loan Collateral Representative and the ABL Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1 hereof. If the ABL Agent or the Term Loan Collateral Representative, as the case may be, shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the ABL Agent or to the Term Loan Collateral Representative, as the case may be, in accordance with the terms of Section 4.1.

Section 3.5 No Additional Rights For the Credit Parties Hereunder Except as provided in Section 3.6, if any ABL Secured Party, Term Loan Secured Party or Additional Term Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Credit Parties shall not be entitled to use such violation as a defense to any action by any ABL Secured Party, Term Loan Secured Party or Additional Term Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any ABL Secured Party, Term Loan Secured Party or Additional Term Secured Party.

Section 3.6 Actions Upon Breach If any Term Loan Secured Party, any ABL Secured Party or any Additional Term Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against the Credit Parties or the Collateral, the Credit Parties, with the prior written consent of the ABL Agent or the Term Loan Collateral Representative, as applicable, may interpose as a defense or dilatory plea the making of this Agreement, and any ABL Secured Party, Term Loan Secured Party or Additional Term Secured Party, as applicable, may intervene and interpose such defense or plea in its or their name or in the name of the Credit Parties.

Section 3.7 Inspection Rights (a) Without limiting any rights the ABL Agent or any other ABL Secured Party may otherwise have under applicable law or by agreement, the ABL Agent and the ABL Secured Parties may, at any time and whether or not the Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) or any other Term Loan Secured Party or any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) or any other Additional Term Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies (the “ABL Permitted Access Right”), during normal business hours on any business day, access ABL Priority Collateral that (A) is stored or located in or on, (B) has become an accession with respect to (within the meaning of Section 9-335 of the Uniform Commercial Code), or (C) has been commingled with (within the meaning of Section 9-336 of the Uniform Commercial Code), Term Loan Priority Collateral (collectively, the “ABL Commingled Collateral”), for the limited purposes of assembling, inspecting, copying or downloading information stored on, taking actions to perfect its Lien on, completing a production run of inventory involving, taking possession of, moving, selling, storing or otherwise dealing with, or to Exercise Any Secured Creditor Remedies with respect to, the ABL Commingled Collateral, in each case without notice to, the involvement of or interference by any Term Loan Secured Party or Additional Term Secured Party or liability to any Term Loan Secured Party or Additional Term Secured Party, except as specifically provided below. In addition, subject to the terms hereof, the ABL Agent may advertise and conduct public auctions or private sales of the ABL Priority Collateral without notice to, the involvement of or interference by any Term Loan Secured Party or Additional Term Secured Party (including the Term Loan Collateral Representative) or liability to any Term Loan Secured Party or Additional Term Secured Party (including the Term Loan Collateral Representative). In the event that any ABL Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies with respect to any ABL Commingled Collateral, the Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) and any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) may not sell, assign or otherwise transfer the related Term Loan Priority Collateral prior to the expiration of the 180-day period commencing on the date such ABL Secured Party begins to Exercise Any Secured Creditor Remedies, unless the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section 3.7. If any stay or other order that prohibits the ABL Agent and other ABL Secured Parties from commencing and continuing to Exercise Any Secured Creditor Remedies with respect to ABL Commingled Collateral has been entered by a court of competent jurisdiction, such 180-day period shall be tolled during the pendency of any such stay or other order. During the period of actual occupation, use and/or control by the ABL Agent or ABL Secured Parties (or their respective employees, agents, advisers and representatives) of any Term Loan Priority Collateral, the ABL Agent and the ABL Secured Parties shall be obligated to repair at their expense any physical damage (but not any diminution in value) to such Term Loan Priority Collateral resulting from such occupancy, use or control, and to leave such Term Loan Priority Collateral in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted.  In no event shall the ABL Agent or the ABL Secured Parties have any liability to the Term Loan Agent and/or to the Term Loan Secured Parties or to any Additional Term Agent or any Additional Term Secured Parties hereunder as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Term Loan Priority Collateral existing prior to the date of the exercise by the ABL Agent of its rights or the exercise by the ABL Secured Parties of their rights under this Agreement. The ABL Agent and ABL Secured Parties shall use commercially reasonable efforts to cooperate with the Term Loan Collateral Secured Parties and/or the Term Loan Collateral Representative in connection with any efforts made by the Term Loan Collateral Secured Parties and/or the Term Loan Collateral Representative to sell the Term Loan Priority Collateral.

(b)            The Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) and the other Term Loan Secured Parties and any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) and any other Additional Term Secured Parties shall use commercially reasonable efforts to not hinder or obstruct the ABL Agent and the other ABL Secured Parties from exercising the ABL Permitted Access Right.

(c)            Subject to the terms hereof, the Term Loan Collateral Representative may advertise and conduct public auctions or private sales of the Term Loan Priority Collateral without notice to, the involvement of or interference by any ABL Secured Party or liability to any ABL Secured Party.

Section 3.8 Purchase Rights

(a)            If (i) the ABL Agent or “Requisite Lenders” (as defined in the ABL Credit Agreement) shall sell, lease, license or dispose of all or substantially all of the ABL Priority Collateral by private or public sale, (ii) an Insolvency Proceeding with respect to the ABL Borrower shall have occurred or shall have been commenced, or (iii) the ABL Obligations under the ABL Credit Agreement shall have been accelerated (including as a result of any automatic acceleration) or shall remain unpaid following the Maturity Date (as defined in the ABL Credit Agreement), (each such event described in clauses (i) through (iii) herein above, a “Purchase Option Event”), the ABL Agent shall promptly, and in any event within ten (10) Business Days, notify the Term Loan Agent in writing of the occurrence of a Purchase Option Event described in clause (i) or clause (iii) above, the amount of ABL Obligations then outstanding and the amount of cash collateral requested by the ABL Agent to be delivered pursuant to Section 3.8(b)(ii) below (a “Purchase Option Event Notice”). The Term Loan Secured Parties shall have the opportunity to purchase (at par and without premium) all (but not less than all) of the ABL Obligations pursuant to this Section 3.8; provided, that such option shall expire if none of the Term Loan Secured Parties deliver a notice (a “Purchase Notice”) to the ABL Agent with a copy to the Borrower within thirty (30) Business Days following (x) in the case of a Purchase Option Event described in clause (i) or (iii) above, receipt by the Term Loan Agent of a Purchase Option Event Notice, or (y) in the case of a Purchase Option Event described in clause (ii) above, the occurrence of such Purchase Option Event, which Purchase Notice shall (A) be signed by the applicable Term Loan Secured Parties committing to such purchase (the “Purchasing Creditors”) and indicate the percentage of the ABL Obligations to be purchased by each Purchasing Creditor (which aggregate commitments must add up to 100% of the ABL Obligations) and (B) state that (1) it is a Purchase Notice delivered pursuant to Section 3.8 of this Agreement and (2) the offer contained therein is irrevocable. Upon receipt of such Purchase Notice by the ABL Agent, the Purchasing Creditors shall have from the date of delivery thereof to and including the date that is not less than five (5) nor more than twenty (20) Business Days after the Purchase Notice was received by the ABL Agent to purchase all (but not less than all) of the ABL Obligations pursuant to this Section 3.8 (the date of such purchase, the “Purchase Date”).

(b)            On the Purchase Date, the ABL Agent and the other ABL Secured Parties shall, subject to any required approval of any Governmental Authority then in effect, sell to the Purchasing Creditors all (but not less than all) of the ABL Obligations. On such Purchase Date, the Purchasing Creditors shall (i) pay to the ABL Agent, for the benefit of the ABL Secured Parties, as directed by the ABL Agent, in immediately available funds the full amount (at par and without premium) of all ABL Obligations then outstanding together with all accrued and unpaid interest, fees, and expenses thereon, all in the amounts reasonably determined by the ABL Agent in accordance with the applicable ABL Documents, (ii) furnish such amount of cash collateral in immediately available funds as the ABL Agent determines is reasonably necessary to secure the ABL Secured Parties in connection with any issued and outstanding letters of credit issued under the ABL Credit Agreement but not in any event in an amount greater than 105% of the aggregate undrawn amount of all such outstanding letters of credit (any excess of such cash collateral for such letters of credit remaining at such time when there are no longer any such letters of credit outstanding and there are no unreimbursed amounts then owing in respect of drawings under such letters of credit shall be promptly paid over to the Purchasing Creditors), (iii) furnish Cash Management Collateralization (as such term is defined in the ABL Credit Agreement) with respect to any Cash Management Obligations (as such term is defined in the ABL Credit Agreement), (iv) with respect to Hedging Obligations (as such term is defined in the ABL Credit Agreement) and indemnification obligations, furnish cash collateral with respect thereto, to the extent required in connection with the payment in full of the ABL Obligations pursuant to the terms of the ABL Credit Agreement, and (v) agree to reimburse the ABL Secured Parties for any loss, cost, damage or expense resulting from the granting of provisional credit for any checks, wire or ACH transfers that are reversed or not final or other payments provisionally credited to the ABL Obligations under the ABL Credit Agreement and as to which the ABL Agent and ABL Secured Parties have not yet received final payment as of the Purchase Date. Such purchase price shall be remitted by wire transfer in immediately available funds to such bank account of the ABL Agent (for the benefit of the ABL Secured Parties) as the ABL Agent shall have specified in writing to the Purchasing Creditors. Interest and fees shall be calculated to but excluding the Purchase Date if the amounts so paid by the applicable Purchasing Creditors to the bank account designated by the ABL Agent are received in such bank account prior to 1:00 p.m., New York time, and interest shall be calculated to and including such Purchase Date if the amounts so paid by the applicable Purchasing Creditors to the bank account designated by the ABL Agent are received in such bank account after 1:00 p.m., New York time.

(c)            Any purchase pursuant to the purchase option set forth in this Section 3.8 shall, except as provided below, be expressly made without representation or warranty of any kind by the ABL Agent or the other ABL Secured Parties as to the ABL Obligations, the collateral or otherwise, and without recourse to the ABL Agent and the other ABL Secured Parties as to the ABL Obligations, the collateral or otherwise, except that the ABL Agent and each of the ABL Secured Parties, as to itself only, shall represent and warrant only as to the matters set forth in the assignment agreement to be entered into as provided herein in connection with such purchase, which shall include (i) the principal amount of the ABL Obligations being sold by it, (ii) that such Person has not created any Lien on any ABL Obligations being sold by it, and (iii) that such Person has the right to assign the ABL Obligations being assigned by it and its assignment agreement has been duly authorized and delivered.

(d)            Upon notice to the Credit Parties by the Term Loan Agent that the purchase of ABL Obligations pursuant to this Section 3.8 has been consummated by delivery of the purchase price to the ABL Agent, the Credit Parties shall treat the applicable Purchasing Creditors as holders of the ABL Obligations and a representative designated by the Purchasing Creditors (which may be the Term Loan Agent if the Term Loan Agent consents to such designation in its sole discretion) shall be deemed appointed to act in such capacity as the “agent” or “administrative agent” (or analogous capacity) (the “Replacement Agent”) under the ABL Documents, for all purposes hereunder and under each ABL Document (it being agreed that neither the Term Loan Agent nor the ABL Agent shall have any obligation to act as such replacement “agent”, “administrative agent” or “collateral agent” (or analogous capacity)). In connection with any purchase of ABL Obligations pursuant to this Section 3.8, each ABL Lender and ABL Agent agrees to enter into and deliver to the applicable Purchasing Creditors on the Purchase Date, as a condition to closing, an assignment agreement customarily used by the ABL Agent in connection with the ABL Credit Agreement and the ABL Agent and each other ABL Lender shall deliver all possessory collateral (if any), together with any necessary endorsements and other documents (including any applicable stock powers or bond powers), then in its possession or in the possession of its agent or bailee, or turn over control as to any pledged collateral, deposit accounts or securities accounts of which it or its agent or bailee then has control, as the case may be, to the Replacement Agent, and deliver the loan register and participant register, if applicable, and all other records pertaining to the ABL Obligations to the Replacement Agent and otherwise take such actions as may be reasonably appropriate to effect an orderly transition to the Replacement Agent, in each case at the expense of the Loan Parties. Upon the consummation of the purchase of the ABL Obligations pursuant to this Section 3.8, the ABL Agent (and all other agents under the ABL Credit Agreement) shall be deemed to have resigned as an “agent”, “administrative agent” or “collateral agent” for the ABL Secured Parties under the ABL Documents; provided that the ABL Agent (and all other agents under the ABL Credit Agreement) shall be entitled to all of the rights and benefits of a former “agent”, “administrative agent” or “collateral agent” under the ABL Credit Agreement.

(e)            Notwithstanding the foregoing purchase of the ABL Obligations by the Purchasing Creditors, the ABL Secured Parties shall retain those contingent indemnification obligations and other obligations under the ABL Documents which by their express terms would survive any repayment of the ABL Obligations pursuant to this Section 3.8.

(f)            For the avoidance of doubt, notwithstanding anything to the contrary herein, (i) any obligations to pay the purchase price, furnish cash collateral, or reimburse the ABL Secured Parties in connection with the exercise of the purchase option set forth herein shall be obligations of the Purchasing Creditors (and not the Term Loan Agent) and (ii) the Term Loan Agent shall have no obligations under this Section 3.8 except to the extent it is required to act in an administrative capacity for the Term Loan Secured Parties in accordance with the Term Loan Documents.

ARTICLE 4

Application of Proceeds

Section 4.1 Application of Proceeds.

(a)            Revolving Nature of ABL Obligations. The Term Loan Agent, for and on behalf of itself and the Term Loan Secured Parties, and any Additional Term Agent, for and on behalf of itself and any Additional Term Secured Parties represented thereby, expressly acknowledge and agree that (i) if any ABL Credit Agreement includes a revolving commitment, in the ordinary course of business the ABL Agent and the ABL Secured Parties will apply payments and make advances thereunder, and no application of any Payment Collateral or Cash Collateral or the release of any Lien by the ABL Agent upon any portion of the Collateral in connection with a permitted disposition under any ABL Credit Agreement shall constitute the Exercise of Secured Creditor Remedies under this Agreement; (ii) the amount of the ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, the terms of the ABL Obligations may be modified, extended or amended from time to time, and the aggregate amount of the ABL Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Term Loan Secured Parties (in the case of the Term Loan Agent) or the applicable Additional Term Secured Parties (in the case of such Additional Term Agent) and without affecting the provisions hereof; and (iii) all Payment Collateral or Cash Collateral received by the ABL Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the ABL Obligations at any time; provided, however, that from and after the date on which the ABL Agent (or any ABL Secured Party) commences the Exercise of Secured Creditor Remedies (other than, prior to the acceleration of any of the Term Loan Obligations or any Additional Term Obligations, the exercise of its rights in accordance with Section 2.20 of the ABL Credit Agreement), all amounts received by the ABL Agent or any ABL Secured Party as a result of such Exercise of Secured Creditor Remedies shall be applied as specified in this Section 4.1. The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of the ABL Obligations, the Term Loan Obligations, or any Additional Term Obligations, or any portion thereof.

(b)            [reserved]

(c)            Application of Proceeds of ABL Priority Collateral. The ABL Agent, the Term Loan Agent and any Additional Term Agent hereby agree that all ABL Priority Collateral, and all Proceeds thereof, received by any of them in connection with any Exercise of Secured Creditor Remedies or any Insolvency Proceeding shall be applied, subject to Section 4.1(g), first, to the payment of costs and expenses of the ABL Agent in connection with such Exercise of Secured Creditor Remedies,

second, to the payment of the ABL Obligations in accordance with the ABL Credit Agreement until the Discharge of ABL Obligations shall have occurred,

third, to the payment of (x) the Term Loan Obligations and in accordance with the Term Loan Credit Agreement until the Discharge of Term Loan Obligations shall have occurred and (y) any Additional Term Obligations in accordance with the applicable Additional Term Credit Facility until the Discharge of Additional Term Obligations shall have occurred, which payment shall be made between and among the Term Loan Obligations and any Additional Term Obligations on a pro rata basis (except (i) with respect to allocation of payments between the Term Loan Obligations and any Additional Term Obligations, as may be separately otherwise agreed in writing by and between the applicable Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, and (ii) with respect to allocation of payments among Additional Term Agents, as may be separately otherwise agreed in writing by and between or among any applicable Additional Term Agents, in each case on behalf of itself and the Additional Term Secured Parties represented thereby), and fourth, the balance, if any, to the Credit Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Each ABL Agent, Term Loan Agent and Additional Term Agent shall provide the ABL Agent and the Term Loan Collateral Representative with such information about the ABL Obligations or Term Loan Collateral Obligations represented by it as they may reasonably request in order to carry out the purposes of this Section 4.1.

(d)            Application of Proceeds of Term Loan Priority Collateral. The ABL Agent, the Term Loan Agent and any Additional Term Agent hereby agree that all Term Loan Priority Collateral, and all Proceeds thereof, received by any of them in connection with any Exercise of Secured Creditor Remedies or any Insolvency Proceeding shall be applied, subject to Section 4.1(g), first, to the payment of costs and expenses of the Term Loan Agent or any Additional Term Agent, as applicable, in connection with such Exercise of Secured Creditor Remedies,

second, to the payment of (x) the Term Loan Obligations in accordance with the Term Loan Credit Agreement until the Discharge of Term Loan Obligations shall have occurred and (y) any Additional Term Obligations in accordance with the applicable Additional Term Credit Facility until the Discharge of Additional Term Obligations shall have occurred, which payment shall be made between and among the Term Loan Obligations and any Additional Term Obligations on a pro rata basis (except (i) with respect to allocation of payments between the Term Loan Obligations and any Additional Term Obligations, as may be separately otherwise agreed in writing by and between the applicable Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, and (ii) with respect to allocation of payments among Additional Term Agents, as may be separately otherwise agreed in writing by and between or among any applicable Additional Term Agents, in each case on behalf of itself and the Additional Term Secured Parties represented thereby), third, to the payment of the ABL Obligations in accordance with the ABL Credit Agreement until the Discharge of ABL Obligations shall have occurred, and fourth, the balance, if any, to the Credit Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct,

except, in the case of application of Term Loan Priority Collateral and Proceeds thereof as between Additional Term Obligations and ABL Obligations, as may be separately otherwise agreed in writing by and between any applicable Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties, with respect to the Additional Term Obligations owing to any of such Additional Term Agent and Additional Term Secured Parties. Each ABL Agent, Term Loan Agent and Additional Term Agent shall provide the ABL Agent and the Term Loan Collateral Representative with such information about the ABL Obligations or Term Loan Collateral Obligations represented by it as they may reasonably request in order to carry out the purposes of this Section 4.1.

(e)            Limited Obligation or Liability.

(i)            In exercising remedies, whether as a secured creditor or otherwise, the ABL Agent shall have no obligation or liability to the Term Loan Agent or any Term Loan Secured Party regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by the ABL Agent under the terms of this Agreement. In exercising remedies, whether as a secured creditor or otherwise, the ABL Agent shall have no obligation or liability to any Additional Term Agent or any Additional Term Secured Party, regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by the ABL Agent under the terms of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties).

(ii)            In exercising remedies, whether as a secured creditor or otherwise, the Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) shall have no obligation or liability to the ABL Agent or any ABL Secured Party regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by the Term Loan Agent under the terms of this Agreement. In exercising remedies, whether as a secured creditor or otherwise, the Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) shall have no obligation or liability to any Additional Term Agent or any Additional Term Secured Party, regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by the Term Loan Agent under the terms of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties).

(iii)            In exercising remedies, whether as a secured creditor or otherwise, any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if and as applicable) shall have no obligation or liability to the ABL Agent or any ABL Secured Party regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by such Additional Term Agent under the terms of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties). In exercising remedies, whether as a secured creditor or otherwise, any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if and as applicable) shall have no obligation or liability to the Term Loan Agent or any Term Loan Secured Party regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by such Additional Term Agent under the terms of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Agent, on behalf of itself and the Term Loan Secured Parties). In exercising remedies, whether as a secured creditor or otherwise, any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if and as applicable) shall have no obligation or liability to any other Additional Term Agent or any Additional Term Secured Parties represented by such other Additional Term Agent regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by such Additional Term Agent under the terms of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agents, in each case on behalf of itself and the Additional Term Secured Parties represented thereby).

(f)            Turnover of Cash Collateral After Discharge. Upon the Discharge of ABL Obligations, the ABL Agent shall deliver to the Term Loan Collateral Representative or shall execute such documents as the Company or the Term Loan Collateral Representative may reasonably request to enable the Term Loan Collateral Representative to have control over any Control Collateral or Cash Collateral still in the ABL Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. As between (i) the Term Loan Collateral Representative and (ii) the Term Loan Agent and any Additional Term Agent (other than the Term Loan Collateral Representative), any such Control Collateral or Cash Collateral held by the Term Loan Collateral Representative shall be held by it subject to the terms and conditions of Section 3.2. Upon the Discharge of Term Loan Collateral Obligations, the Term Loan Collateral Representative shall, at the Credit Parties’ expense, deliver to the ABL Agent or shall execute such documents as the Company or the ABL Agent may reasonably request to enable the ABL Agent to have control over any Control Collateral or Cash Collateral still in the Term Loan Collateral Representative’s possession, custody or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.

(g)            Intervening Creditor. Notwithstanding anything in Sections 4.1(c) or (d) to the contrary, (i) with respect to any Collateral for which a third party (other than a Term Loan Collateral Secured Party) has a Lien or security interest that is junior in priority to the Lien or security interest of any Series of Term Loan Collateral Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the Lien or security interest of any other Series of Term Loan Collateral Obligations (such third party an “Intervening Term Creditor”), the value of any Collateral or Proceeds that are allocated to such Intervening Term Creditor shall be deducted on a ratable basis solely from the Collateral or Proceeds thereof to be distributed in respect of the Series of Term Loan Collateral Obligations with respect to which such Impairment exists and (ii) with respect to any Collateral for which a third party (other than an ABL Secured Party) has a Lien or security interest that is junior in priority to the Lien or security interest of any Series of ABL Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the Lien or security interest of any other Series of ABL Obligations (such third party an “Intervening ABL Secured Party”), the value of any Collateral or Proceeds that are allocated to such Intervening ABL Secured Party shall be deducted on a ratable basis solely from the Collateral or Proceeds thereof to be distributed in respect of the Series of ABL Obligations with respect to which such Impairment exists. In the event that any ABL Secured Party turns over any Proceeds of Term Loan Priority Collateral to any Term Loan Collateral Secured Party as required by Section 4.1, such ABL Secured Party shall be subrogated to the rights of such Term Loan Collateral Secured Parties; provided however, that any such subrogation shall be subject to Section 7.1 hereof. In the event that any Term Loan Collateral Secured Party turns over any Proceeds of ABL Priority Collateral to any ABL Secured Party as required by Section 4.1, such Term Loan Collateral Secured Party shall be subrogated to the rights of such ABL Secured Parties; provided however, that any such subrogation shall be subject to Section 7.1 hereof.

Section 4.2 Specific Performance Each of the ABL Agent, the Term Loan Agent and any Additional Term Agent is hereby authorized to demand specific performance of this Agreement, whether or not any Borrower or any Guarantor shall have complied with any of the provisions of any of the Credit Documents, at any time when any other Party shall have failed to comply with any of the provisions of this Agreement applicable to it. Each of the ABL Agent, for and on behalf of itself and the ABL Secured Parties, the Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable), for and on behalf of itself and the Term Loan Secured Parties, and any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if and as applicable), for and on behalf of itself and any Additional Term Secured Parties represented thereby, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

Section 4.3 Sale of Collateral Comprising Both ABL Priority Collateral and Term Loan Priority Collateral

In the event that prior to the Discharge of ABL Obligations, proceeds of the Collateral are received in connection with a Disposition, loss, condemnation or other disposition (whether voluntary or involuntary) of Collateral that involves both ABL Priority Collateral and Term Loan Priority Collateral, for the purposes of this Agreement with respect to such Disposition, loss, condemnation or other disposition, the ABL Agent and the Term Loan Collateral Representative shall use commercially reasonable efforts in good faith to allocate the Proceeds received in connection with such Disposition, loss, condemnation or other disposition of such Collateral to the ABL Priority Collateral and the Term Loan Priority Collateral. If the ABL Agent and the Term Loan Collateral Representative are unable to agree on such allocation within five (5) Business Days (or such other period of time as the ABL Agent and the Term Loan Collateral Representative agree) of the consummation of such Disposition, loss, condemnation or other disposition, (i) the ABL Priority Collateral comprised in such Collateral consisting of Accounts (as described in sub-clause (1) of the definition of “ABL Priority Collateral” but excluding any Accounts to the extent excluded pursuant to the parenthetical in such sub-clause (1) as provided for therein) shall be deemed to have a valuation equal to the net book value of each such Account (the “Accounts Amount”) and (ii) the ABL Priority Collateral comprised in such Collateral consisting of Inventory shall be deemed to have a value equal to the net book value of such Inventory (the “Inventory Amount”, and together with the Accounts Amount, the “ABL Amount”), in each case determined at the time of such Disposition, loss, condemnation or disposition, and such Proceeds shall constitute (1) first, in an amount equal to the ABL Amount, ABL Priority Collateral and (2) second, to the extent of any balance remaining in excess of the ABL Amount, Term Loan Priority Collateral, provided that to the extent that the ABL Priority Collateral subject to such Disposition, loss, condemnation or other disposition includes assets other than Accounts and Inventory, at the option of the ABL Agent, the appraised value of such other assets may be used for the purposes of the allocation of such Proceeds to the ABL Priority Collateral based on the then most current satisfactory appraisal received by the ABL Agent with respect thereto. In the event that proceeds are received in connection with a Disposition of all or substantially all of the Capital Stock issued by any Grantor, or any amounts are received in respect of Capital Stock of, or Intercompany Loans issued by, any Grantor in an Insolvency Proceeding, such amounts shall be deemed to be proceeds received from a Disposition of ABL Priority Collateral and Term Loan Priority Collateral (in proportion to ABL Priority Collateral and Term Loan Priority Collateral owned at such time by the Grantor) and shall be applied as provided in the preceding sentence. It is understood and agreed that any Intellectual Property shall not be subject to this Section 4.3 and shall not constitute ABL Priority Collateral.

ARTICLE 5

Intercreditor Acknowledgements and Waivers

Section 5.1 Notice of Acceptance and Other Waivers

(a)            All ABL Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, and any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, hereby waives notice of acceptance of, or proof of reliance by the ABL Agent or any ABL Secured Party on, this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the ABL Obligations. All Term Loan Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the ABL Agent, on behalf of itself and the ABL Secured Parties, and any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, hereby waives notice of acceptance, or proof of reliance, by the Term Loan Agent or any Term Loan Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the Term Loan Obligations. All Additional Term Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, the ABL Agent, on behalf of itself and any ABL Secured Parties, and any other Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, hereby waives notice of acceptance, or proof of reliance by any Additional Term Agent or any Additional Term Secured Parties of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the Additional Term Obligations.

(b)            None of the ABL Agent, any ABL Secured Party, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to the Term Loan Agent or any Term Loan Secured Party for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the ABL Agent or any ABL Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any ABL Credit Agreement or any of the other ABL Documents, whether the ABL Agent or any ABL Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Term Loan Credit Agreement or any other Term Loan Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the ABL Agent or any ABL Secured Party otherwise should exercise any of its contractual rights or remedies under any ABL Documents (subject to the express terms and conditions hereof), neither the ABL Agent nor any ABL Secured Party shall have any liability whatsoever to the Term Loan Agent or any Term Loan Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The ABL Agent and the ABL Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under any ABL Credit Agreement and any of the other ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the Term Loan Agent or any Term Loan Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement. The Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, agrees that neither the ABL Agent nor any ABL Secured Party shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(c)             None of the ABL Agent, any ABL Secured Party, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to any Additional Term Agent or any Additional Term Secured Party for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties). If the ABL Agent or any ABL Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any ABL Credit Agreement or any of the other ABL Documents, whether the ABL Agent or any ABL Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Additional Term Credit Facility or any other Additional Term Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the ABL Agent or any ABL Secured Party otherwise should exercise any of its contractual rights or remedies under any ABL Documents (subject to the express terms and conditions hereof), neither the ABL Agent nor any ABL Secured Party shall have any liability whatsoever to any Additional Term Agent or any Additional Term Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement) (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties). The ABL Agent and the ABL Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under any ABL Credit Agreement and any of the other ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that any Additional Term Agent or any Additional Term Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties). Any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that neither the ABL Agent nor any ABL Secured Party shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties).

(d)            None of the Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable), the Term Loan Secured Parties or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to the ABL Agent or any ABL Secured Party for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the Term Loan Agent or any Term Loan Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any Term Loan Credit Agreement or any of the other Term Loan Documents, whether the Term Loan Agent or any Term Loan Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any ABL Credit Agreement or any other ABL Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the Term Loan Agent or any Term Loan Secured Party otherwise should exercise any of its contractual rights or remedies under the Term Loan Documents (subject to the express terms and conditions hereof), neither the Term Loan Agent nor any Term Loan Secured Party shall have any liability whatsoever to the ABL Agent or any ABL Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The Term Loan Agent and the Term Loan Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the Term Loan Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the ABL Agent or any ABL Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement. The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that none of the Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) or the Term Loan Secured Parties shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Term Loan Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(e)             None of the Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable), the Term Loan Secured Parties or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to any Additional Term Agent or any Additional Term Secured Party for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties). If the Term Loan Agent or any Term Loan Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any Term Loan Credit Agreement or any of the other Term Loan Documents, whether the Term Loan Agent or any Term Loan Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Additional Term Credit Facility or any other Additional Term Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the Term Loan Agent or any Term Loan Secured Party otherwise should exercise any of its contractual rights or remedies under the Term Loan Documents (subject to the express terms and conditions hereof), neither the Term Loan Agent nor any Term Loan Secured Party shall have any liability whatsoever to any Additional Term Agent or any Additional Term Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement) (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties). The Term Loan Agent and the Term Loan Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the Term Loan Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that any Additional Term Agent or any Additional Term Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties). Any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that none of the Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable) or the Term Loan Secured Parties shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Term Loan Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties).

(f)             None of any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable), any Additional Term Secured Parties or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to the ABL Agent or any ABL Secured Party for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties). If any Additional Term Agent or any Additional Term Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any Additional Term Credit Facility or any of the other Additional Term Documents, whether such Additional Term Agent or any Additional Term Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any ABL Credit Agreement or any other ABL Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if any Additional Term Agent or any Additional Term Secured Party otherwise should exercise any of its contractual rights or remedies under the Additional Term Documents (subject to the express terms and conditions hereof), neither such Additional Term Agent nor any Additional Term Secured Party shall have any liability whatsoever to the ABL Agent or any ABL Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement) (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties). Any Additional Term Agent and any Additional Term Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the Additional Term Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the ABL Agent or any ABL Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties). The ABL Agent, on behalf of itself and the ABL Secured Parties agrees that none of any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) or any Additional Term Secured Parties shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Additional Term Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties).

(g)            None of any Additional Term Agent (including in its capacity as Term Collateral Representative, if applicable), any Additional Term Secured Parties or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to the Term Loan Agent or any Term Loan Secured Party for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties). If any Additional Term Agent or any Additional Term Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any Additional Term Credit Facility or any of the other Additional Term Documents, whether such Additional Term Agent or any Additional Term Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the Term Loan Credit Agreement or any other Term Loan Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if any Additional Term Agent or any Additional Term Secured Party otherwise should exercise any of its contractual rights or remedies under the Additional Term Documents (subject to the express terms and conditions hereof), neither such Additional Term Agent nor any Additional Term Secured Party shall have any liability whatsoever to the Term Loan Agent or any Term Loan Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement) (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties). Any Additional Term Agent and any Additional Term Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the Additional Term Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the Term Loan Agent or any Term Loan Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties). The Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, agrees that none of any Additional Term Agent (including in its capacity as Term Collateral Representative, if applicable) or any Additional Term Secured Parties shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Additional Term Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties).

(h)            None of any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable), any Additional Term Secured Parties or any of their respective Affiliates, directors, officers, employees, or agents shall be liable to any other Additional Term Agent or any Additional Term Secured Party represented thereby for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agents, in each case on behalf of itself and the Additional Term Secured Parties represented thereby). If any Additional Term Agent or any Additional Term Secured Party honors (or fails to honor) a request by any Borrower for an extension of credit pursuant to any Additional Term Credit Facility or any of the other Additional Term Documents, whether such Additional Term Agent or any Additional Term Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Additional Term Credit Facility or any other Additional Term Document to which any other Additional Term Agent or any Additional Term Secured Party represented by such other Additional Term Agent is party or beneficiary (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if any Additional Term Agent or any Additional Term Secured Party otherwise should exercise any of its contractual rights or remedies under the Additional Term Documents (subject to the express terms and conditions hereof), neither such Additional Term Agent nor any Additional Term Secured Party shall have any liability whatsoever to any other Additional Term Agent or any Additional Term Secured Party represented by such other Additional Term Agent, as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement) (except as may be separately otherwise agreed in writing by and between such Additional Term Agents, in each case on behalf of itself and the Additional Term Secured Parties represented thereby). Any Additional Term Agent and any Additional Term Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the Additional Term Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that any other Additional Term Agent or any Additional Term Secured Party represented by such other Additional Term Agent, has in the Collateral, except as otherwise expressly set forth in this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agents, in each case on behalf of itself and the Additional Term Secured Parties represented thereby). Any Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, agrees that none of any other Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if applicable) or any Additional Term Secured Party represented thereby shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Additional Term Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agents, in each case on behalf of itself and the Additional Term Secured Parties represented thereby).

Section 5.2 Modifications to ABL Documents and Term Loan Documents

(a) The Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, hereby agrees that, without affecting the obligations of the Term Loan Agent and the Term Loan Secured Parties hereunder, the ABL Agent and the ABL Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the Term Loan Agent or any Term Loan Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Term Loan Agent or any Term Loan Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the ABL Documents in any manner whatsoever, including, to:

(i)             change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the ABL Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the ABL Obligations or any of the ABL Documents;

(ii)            subject to Section 2.5 hereof, retain or obtain a Lien on any Property of any Person to secure any of the ABL Obligations, and in connection therewith to enter into any additional ABL Documents;

(iii)            amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guarantee or other obligations of any Person obligated in any manner under or in respect of the ABL Obligations;

(iv)            subject to Section 2.4, release its Lien on any Collateral or other Property;

(v)            exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)           subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the ABL Obligations; and

(vii)          otherwise manage and supervise the ABL Obligations as the ABL Agent or the ABL Secured Parties shall deem appropriate.

(b)            Any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, hereby agrees that, without affecting the obligations of such Additional Term Agent and such Additional Term Secured Parties hereunder, the ABL Agent and the ABL Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to such Additional Term Agent or any such Additional Term Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to such Additional Term Agent or any such Additional Term Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the ABL Documents in any manner whatsoever, including, to:

(i)             change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the ABL Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the ABL Obligations or any of the ABL Documents;

(ii)            subject to Section 2.5 hereof, retain or obtain a Lien on any Property of any Person to secure any of the ABL Obligations, and in connection therewith to enter into any additional ABL Documents;

(iii)           amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guarantee or other obligations of any Person obligated in any manner under or in respect of the ABL Obligations;

(iv)           subject to Section 2.4, release its Lien on any Collateral or other Property;

(v)            exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)           subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the ABL Obligations; and

(vii)         otherwise manage and supervise the ABL Obligations as the ABL Agent or the ABL Secured Parties shall deem appropriate;

except, in each case, as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties.

(c)            The ABL Agent, on behalf of itself and the ABL Secured Parties, hereby agrees that, without affecting the obligations of the ABL Agent and the ABL Secured Parties hereunder, the Term Loan Agent and the Term Loan Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agent or any ABL Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the ABL Agent or any ABL Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Term Loan Documents in any manner whatsoever, including, to:

(i)             change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Term Loan Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Term Loan Obligations or any of the Term Loan Documents;

(ii)            subject to Section 2.5 hereof, retain or obtain a Lien on any Property of any Person to secure any of the Term Loan Obligations, and in connection therewith to enter into any additional Term Loan Documents;

(iii)           amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guarantee or other obligations of any Person obligated in any manner under or in respect of the Term Loan Obligations;

(iv)           subject to Section 2.4, release its Lien on any Collateral or other Property;

(v)            exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)           subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the Term Loan Obligations; and

(vii)           otherwise manage and supervise the Term Loan Obligations as the Term Loan Agent or the Term Loan Secured Parties shall deem appropriate.

(d)            Any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, hereby agrees that, without affecting the obligations of such Additional Term Agent and such Additional Term Secured Parties hereunder, the Term Loan Agent and the Term Loan Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to such Additional Term Agent or any such Additional Term Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to such Additional Term Agent or any such Additional Term Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Term Loan Documents in any manner whatsoever, including, to:

(i)              change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Term Loan Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Term Loan Obligations or any of the Term Loan Documents;

(ii)            subject to Section 2.5 hereof, retain or obtain a Lien on any Property of any Person to secure any of the Term Loan Obligations, and in connection therewith to enter into any additional Term Loan Documents;

(iii)            amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guarantee or other obligations of any Person obligated in any manner under or in respect of the Term Loan Obligations;

(iv)           subject to Section 2.4, release its Lien on any Collateral or other Property;

(v)            exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)           subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the Term Loan Obligations; and

(vii)          otherwise manage and supervise the Term Loan Obligations as the Term Loan Agent or the Additional Term Secured Parties shall deem appropriate;

except, in each case, as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties.

(e)            The Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, hereby agrees that, without affecting the obligations of the Term Loan Agent and the Term Loan Secured Parties hereunder, any Additional Term Agent and any Additional Term Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the Term Loan Agent or any Term Loan Secured Party or (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Term Loan Agent or any Term Loan Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Additional Term Documents in any manner whatsoever, including, to:

(i)             change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Additional Term Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Additional Term Obligations or any of the Additional Term Documents;

(ii)            subject to Section 2.5 hereof, retain or obtain a Lien on any Property of any Person to secure any of the Additional Term Obligations, and in connection therewith to enter into any additional Additional Term Documents;

(iii)           amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guarantee or other obligations of any Person obligated in any manner under or in respect of the Additional Term Obligations;

(iv)           subject to Section 2.4, release its Lien on any Collateral or other Property;

(v)            exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)           subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the Additional Term Obligations; and

(vii)          otherwise manage and supervise the Additional Term Obligations as such Additional Term Agent or the Additional Term Secured Parties shall deem appropriate;

except, in each case, as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties.

(f)            The ABL Agent, on behalf of itself and the ABL Secured Parties, hereby agrees that, without affecting the obligations of the ABL Agent and the ABL Secured Parties hereunder, any Additional Term Agent and any Additional Term Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agent or any ABL Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the ABL Agent or any ABL Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Additional Term Documents in any manner whatsoever, including, to:

(i)             change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Additional Term Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Additional Term Obligations or any of the Additional Term Documents;

(ii)            subject to Section 2.5 hereof, retain or obtain a Lien on any Property of any Person to secure any of the Additional Term Obligations, and in connection therewith to enter into any additional Additional Term Documents;

(iii)           amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guarantee or other obligations of any Person obligated in any manner under or in respect of the Additional Term Obligations;

(iv)           subject to Section 2.4, release its Lien on any Collateral or other Property;

(v)            exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)           subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the Additional Term Obligations; and

(vii)          otherwise manage and supervise the Additional Term Obligations as such Additional Term Agent or the Additional Term Secured Parties shall deem appropriate;

except, in each case, as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties.

(g)            Any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, hereby agrees that, without affecting the obligations of such Additional Term Agent and such Additional Term Secured Parties hereunder, any other Additional Term Agent and any Additional Term Secured Parties represented by such other Additional Term Agent may, at any time and from time to time, in their sole discretion without the consent of or notice to such Additional Term Agent or any such Additional Term Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to such Additional Term Agent or any such Additional Term Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Additional Term Documents to which such other Additional Term Agent or any Additional Term Secured Party represented by such other Additional Term Agent is party or beneficiary in any manner whatsoever, including, to:

(i)             change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Additional Term Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Additional Term Obligations or any of the Additional Term Documents;

(ii)            subject to Section 2.5 hereof, retain or obtain a Lien on any Property of any Person to secure any of the Additional Term Obligations, and in connection therewith to enter into any additional Additional Term Documents;

(iii)           amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guarantee or other obligations of any Person obligated in any manner under or in respect of the Additional Term Obligations;

(iv)           subject to Section 2.4, release its Lien on any Collateral or other Property;

(v)            exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

(vi)           subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the Additional Term Obligations; and

(vii)          otherwise manage and supervise the Additional Term Obligations as such other Additional Term Agent or the other Additional Term Secured Parties shall deem appropriate;

except, in each case, as may be separately otherwise agreed in writing by and between such Additional Term Agents, in each case on behalf of itself and the Additional Term Secured Parties represented thereby.

(h)            The ABL Obligations, the Term Loan Obligations and any Additional Term Obligations may be refunded, replaced or refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit the refunding, replacement or refinancing transaction under any ABL Document, any Term Loan Document or any Additional Term Document) of the ABL Agent, the ABL Secured Parties, the Term Loan Agent or the Term Loan Secured Parties, any Additional Term Agent or any Additional Term Secured Parties, as the case may be, all without affecting the Lien Priorities provided for herein or the other provisions hereof; provided, however, that, if the indebtedness refunding, replacing or refinancing any such ABL Obligations, Term Loan Obligations or Additional Term Obligations is to constitute ABL Obligations, Term Loan Obligations or Additional Term Obligations governed by this Agreement, the holders of such indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of this Agreement pursuant to a joinder agreement substantially in the form of Exhibit C attached hereto or otherwise in form and substance reasonably satisfactory to the ABL Agent, the Term Loan Agent or any Additional Term Agent (other than any Designated Agent), as the case may be (or, if there is no continuing Agent other than any Designated Agent, as designated by the Company), and any such refunding, replacement or refinancing transaction shall be in accordance with any applicable provisions of the ABL Documents, the Term Loan Documents and any Additional Term Documents then in effect. For the avoidance of doubt, any ABL Obligations, Term Loan Obligations or Additional Term Obligations may be refinanced, in whole or in part, in each case without notice to, or the consent (except to the extent a consent is required to permit the refinancing transaction under the ABL Documents, Term Loan Documents or Additional Term Documents) of, any of the ABL Agent or any other ABL Secured Party, the Term Loan Agent or any other Term Loan Secured Party or any Additional Term Agent or any other Additional Term Secured Party, through the incurrence of Additional Term Indebtedness, subject to Section 7.11.

Section 5.3 Reinstatement and Continuation of Agreement

(a)             If the ABL Agent or any ABL Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the ABL Obligations (an “ABL Recovery”), then the ABL Obligations shall be reinstated to the extent of such ABL Recovery. If this Agreement shall have been terminated prior to such ABL Recovery, this Agreement shall be reinstated in full force and effect in the event of such ABL Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, the Term Loan Agent, any Additional Term Agent, the ABL Secured Parties, the Term Loan Secured Parties and any Additional Term Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations, the Term Loan Obligations or any Additional Term Obligations. No priority or right of the ABL Agent or any ABL Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the ABL Documents, regardless of any knowledge thereof which the ABL Agent or any ABL Secured Party may have.

(b)            If the Term Loan Agent or any Term Loan Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the Term Loan Obligations (a “Term Loan Recovery”), then the Term Loan Obligations shall be reinstated to the extent of such Term Loan Recovery. If this Agreement shall have been terminated prior to such Term Loan Recovery, this Agreement shall be reinstated in full force and effect in the event of such Term Loan Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, the Term Loan Agent, any Additional Term Agent, the ABL Secured Parties, the Term Loan Secured Parties and any Additional Term Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations, the Term Loan Obligations or any Additional Term Obligations. No priority or right of the Term Loan Agent or any Term Loan Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the Term Loan Documents, regardless of any knowledge thereof which the Term Loan Agent or any Term Loan Secured Party may have.

(c)            If any Additional Term Agent or any Additional Term Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the Additional Term Obligations (an “Additional Term Recovery”), then the Additional Term Obligations shall be reinstated to the extent of such Additional Term Recovery. If this Agreement shall have been terminated prior to such Additional Term Recovery, this Agreement shall be reinstated in full force and effect in the event of such Additional Term Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of any Additional Term Agent, the ABL Agent, the Term Loan Agent, any Additional Term Secured Parties, the ABL Secured Parties and the Term Loan Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of any Additional Term Obligations, the ABL Obligations or the Term Loan Obligations. No priority or right of any Additional Term Agent or any Additional Term Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the Additional Term Documents, regardless of any knowledge thereof which any Additional Term Agent or any Additional Term Secured Party may have.

ARTICLE 6

Insolvency Proceedings

Section 6.1 DIP Financing

(a)             If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding in the United States at any time prior to the Discharge of ABL Obligations, and the ABL Agent or any ABL Credit Agreement Lenders shall agree to provide any Borrower or any Guarantor with, or consent to a third party providing any Borrower or any Guarantor with, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral constituting ABL Priority Collateral under Section 363 of the Bankruptcy Code (each, an “ABL DIP Financing”), with such ABL DIP Financing to be secured by all or any portion of the ABL Priority Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code would be ABL Priority Collateral), then the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, agrees that it will raise no objection, and will not directly or indirectly support or act in concert with any other party in raising an objection, to such ABL DIP Financing or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the Term Loan Agent securing the Term Loan Obligations or on any other grounds (and will not request any adequate protection solely as a result of such ABL DIP Financing or use of cash collateral that is ABL Priority Collateral except as permitted by Section 6.3(c)(i) hereof), so long as (i) the Term Loan Agent retains its Lien on the Collateral to secure the Term Loan Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the Term Loan Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien on any Term Loan Priority Collateral securing such ABL DIP Financing is junior and subordinate to the Lien of the Term Loan Agent on the Term Loan Priority Collateral, (ii) all Liens on ABL Priority Collateral securing any such ABL DIP Financing shall be senior to or on a parity with the Liens of the ABL Agent and the ABL Secured Parties on the Collateral securing the ABL Obligations, on ABL Priority Collateral, (iii) any proceeds of the Term Loan Priority Collateral are applied to the Term Loan Obligations or as otherwise agreed by the Term Loan Agent and (iv) if the ABL Agent and/or any ABL Secured Party receives an adequate protection Lien on post-petition assets of the debtor to secure the ABL Obligations, the Term Loan Agent also receives an adequate protection Lien on such post-petition assets of the debtor to secure the Term Loan Obligations and (v) the terms of such ABL DIP Financing do not require any Grantor to seek approval for any Plan of Reorganization that is not a Conforming Plan of Reorganization, provided that (x) such Liens in favor of the ABL Agent and the Term Loan Agent shall be subject to the provisions of Section 6.1(d) hereof and (y) the foregoing provisions of this Section 6.1(a) shall not prevent the Term Loan Agent and the Term Loan Secured Parties from objecting to any provision in any DIP Financing relating to any provision or content of a Plan of Reorganization that is not a Conforming Plan Reorganization. The Term Loan Agent agrees that it shall not, and nor shall any of the Term Loan Secured Parties, directly or indirectly, provide, offer to provide, or support any debtor in possession financing or use of cash collateral secured by a Lien on the ABL Priority Collateral senior to or pari passu with the Liens securing the ABL Obligations. If, in connection with any ABL DIP Financing, any Liens on the ABL Priority Collateral held by the ABL Secured Parties to secure the ABL Obligations are subject to a surcharge or are subordinated to an administrative priority claim, a professional fee “carve-out”, or fees owed to the United States Trustee, then the Liens on the ABL Priority Collateral of the Term Loan Secured Parties securing the Term Loan Obligations shall also be subordinated to such interest or claim and shall remain subordinated to the Liens on the ABL Priority Collateral of the ABL Secured Parties consistent with this Agreement.

(b)            If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding in the United States at any time prior to the Discharge of ABL Obligations, and the ABL Agent or any ABL Credit Agreement Lenders shall agree to provide any Borrower or any Guarantor with, or consent to a third party providing any Borrower or any Guarantor with, any ABL DIP Financing, with such ABL DIP Financing to be secured by all or any portion of the ABL Priority Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code would be ABL Priority Collateral), then any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties, agrees that it will raise no objection, and will not directly or indirectly support or act in concert with any other party in raising an objection, to such ABL DIP Financing or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of such Additional Term Agent securing the Additional Term Obligations or on any other grounds (and will not request any adequate protection solely as a result of such ABL DIP Financing or use of cash collateral that is ABL Priority Collateral except as permitted by Section 6.3(c)(i) hereof), so long as (i) such Additional Term Agent retains its Lien on the Collateral to secure the Additional Term Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the Term Loan Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien on any Term Loan Priority Collateral securing such DIP Financing is junior and subordinate to the Lien of such Additional Term Agent on the Term Loan Priority Collateral, (ii) all Liens on ABL Priority Collateral securing any such ABL DIP Financing shall be senior to or on a parity with the Liens of the ABL Agent and the ABL Secured Parties on the Collateral securing the ABL Obligations on ABL Priority Collateral, (iii) any proceeds of the Term Loan Priority Collateral are applied to the Additional Term Loan Obligations or as otherwise agreed by such Additional Term Agent, (iv) if the ABL Agent and/or any ABL Secured Party receives an adequate protection Lien on post-petition assets of the debtor to secure the ABL Obligations, such Additional Term Agent also receives an adequate protection Lien on such post-petition assets of the debtor to secure the Additional Term Obligations and (v) the terms of such ABL DIP Financing do not require any Grantor to seek approval for any Plan of Reorganization that is not a Conforming Plan of Reorganization, provided that (x) such Liens in favor of the ABL Agent and such Additional Term Agent shall be subject to the provisions of Section 6.1(d) hereof and (y) the foregoing provisions of this Section 6.1(b) shall not prevent such Additional Term Agent and such Additional Term Secured Parties from objecting to any provision in any DIP Financing relating to any provision or content of a Plan of Reorganization that is not a Conforming Plan Reorganization. Such Additional Term Agent agrees that it shall not, and nor shall any of the Additional Term Secured Parties, directly or indirectly, provide, offer to provide, or support any debtor in possession financing or use of cash collateral secured by a Lien on the ABL Priority Collateral senior to or pari passu with the Liens securing the ABL Obligations. If, in connection with any ABL DIP Financing, any Liens on the ABL Priority Collateral held by the ABL Secured Parties to secure the ABL Obligations are subject to a surcharge or are subordinated to an administrative priority claim, a professional fee “carve-out”, or fees owed to the United States Trustee, then the Liens on the ABL Priority Collateral of the Additional Term Secured Parties securing the Additional Term Obligations shall also be subordinated to such interest or claim and shall remain subordinated to the Liens on the ABL Priority Collateral of the ABL Secured Parties consistent with this Agreement.

(c)

(i)              If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding in the United States at any time prior to the Discharge of Term Loan Obligations, and the Term Loan Agent or any Term Credit Agreement Lenders, or any Additional Term Agent or Additional Term Credit Facility Lenders, shall agree to provide any Borrower or any Guarantor with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral constituting Term Loan Priority Collateral under Section 363 of the Bankruptcy Code (each, a “Term DIP Financing”), with such Term DIP Financing to be secured by all or any portion of the Term Loan Priority Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code would be Term Loan Priority Collateral), then the ABL Agent, on behalf of itself and any ABL Secured Parties represented thereby, agrees that it will raise no objection, and will not directly or indirectly support, or act in concert with any other party in raising an objection, to such Term DIP Financing or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of such ABL Agent securing the ABL Obligations or on any other grounds (and will not request any adequate protection solely as a result of such Term DIP Financing), so long as (i) the ABL Agent retains its Lien on the Collateral to secure the ABL Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the ABL Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien on any ABL Priority Collateral securing such Term DIP Financing is junior and subordinate to the Lien of the ABL Agent on the ABL Priority Collateral, (ii) all Liens on ABL Priority Collateral securing any such Term DIP Financing shall be senior to or on a parity with the Liens of the Term Agent and the Term Loan Secured Parties securing the Term Loan Obligations on Term Loan Priority Collateral and the Liens of any Additional Term Agent and the Additional Term Secured Parties securing the Additional Term Obligations on the Term Loan Priority Collateral, (iii) any proceeds of the ABL Priority Collateral are applied to the ABL Obligations or as otherwise agreed by the ABL Agent and (iv) if the Term Loan Agent and/or any Term Loan Secured Party, or any Additional Term Agent and/or any Additional Term Secured Party, receives an adequate protection Lien on post-petition assets of the debtor to secure the Term Loan Obligations or the Additional Term Obligations, as the case may be, the ABL Agent also receives an adequate protection Lien on such post-petition assets of the debtor to secure the ABL Obligations and (v) the terms of such Term DIP Financing do not require any Grantor to seek approval for any Plan of Reorganization that is not a Conforming Plan of Reorganization, provided that (x) such Liens in favor of the Term Loan Agent, any Additional Term Agent and the ABL Agent shall be subject to the provisions of Section 6.1(d) hereof and (y) the foregoing provisions of this Section 6.1(c) shall not prevent any ABL Agent and any ABL Secured Parties from objecting to any provision in any Term DIP Financing relating to any provision or content of a Plan of Reorganization that is not a Conforming Plan Reorganization. The ABL Agent agrees that it shall not, and nor shall any of the ABL Secured Parties, directly or indirectly, provide, offer to provide, or support any debtor in possession financing or use of cash collateral secured by a Lien on the Term Loan Priority Collateral senior to or pari passu with the Liens securing the Term Loan Obligations. If, in connection with any Term DIP Financing, any Liens on the Term Loan Priority Collateral held by the Term Loan Secured Parties to secure the Term Loan Obligations are subject to a surcharge or are subordinated to an administrative priority claim, a professional fee “carve-out”, or fees owed to the United States Trustee, then the Liens on the Term Loan Priority Collateral of the ABL Secured Parties securing the ABL Obligations shall also be subordinated to such interest or claim and shall remain subordinated to the Liens on the Term Loan Priority Collateral of the Term Loan Secured Parties consistent with this Agreement.

(ii)            [Reserved].

(d)            All Liens granted to the ABL Agent, the Term Loan Agent or any Additional Term Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the Parties to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement; provided, however, that the foregoing shall not alter the super-priority of any Liens securing any ABL DIP Financing or Term DIP Financing in accordance with this Section 6.1.

Section 6.2 Relief From Stay

Until the Discharge of ABL Obligations has occurred, the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, and any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the ABL Priority Collateral without the ABL Agent’s express written consent. Until the Discharge of Term Loan Collateral Obligations has occurred, the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the Term Loan Priority Collateral without the Term Loan Collateral Representative’s express written consent. In addition, none of the Term Loan Agent (including in its capacity as Term Loan Collateral Representative, if applicable), the ABL Agent nor any Additional Term Agent (including in its capacity as Term Loan Collateral Representative, if and as applicable) shall seek any relief from the automatic stay with respect to any Collateral without providing 30 days’ prior written notice to each other Party, unless such period is agreed in writing by the ABL Agent, the Term Loan Agent and each Additional Term Agent to be modified.

Section 6.3 No Contest

(a)            The Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, agrees that, prior to the Discharge of ABL Obligations, none of them shall contest (or directly or indirectly support any other Person contesting) (i) any request by the ABL Agent or any ABL Secured Party for adequate protection of its interest in the ABL Priority Collateral (unless in contravention of Section 6.1 or Section 6.10), or (ii) any objection by the ABL Agent or any ABL Secured Party to any motion, relief, action, or proceeding based on a claim by the ABL Agent or any ABL Secured Party that its interests in the ABL Priority Collateral (unless in contravention of Section 6.1) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the ABL Agent as adequate protection of its interests are subject to this Agreement. Any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that, prior to the Discharge of ABL Obligations, none of them shall contest (or directly or indirectly support any other Person contesting) (i) any request by the ABL Agent or any ABL Secured Party for adequate protection of its interest in the ABL Priority Collateral (unless in contravention of Section 6.1 or Section 6.10), or (ii) any objection by the ABL Agent or any ABL Secured Party to any motion, relief, action, or proceeding based on a claim by the ABL Agent or any ABL Secured Party that its interests in the ABL Priority Collateral (unless in contravention of Section 6.1 or Section 6.10) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the ABL Agent as adequate protection of its interests are subject to this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties).

(b)            The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that, prior to the Discharge of Term Loan Obligations, none of them shall contest (or directly or indirectly support any other Person contesting) (i) any request by the Term Loan Agent or any Term Loan Secured Party for adequate protection of its interest in the Term Loan Priority Collateral (unless in contravention of Section 6.1(a) or (c) or Section 6.10 hereof), or (ii) any objection by the Term Loan Agent or any Term Loan Secured Party to any motion, relief, action or proceeding based on a claim by the Term Loan Agent or any Term Loan Secured Party that its interests in the Term Loan Priority Collateral (unless in contravention of Section 6.1(a) or (c) or Section 6.10 hereof) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the Term Loan Agent as adequate protection of its interests are subject to this Agreement. Any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that, prior to the Discharge of Term Loan Obligations, none of them shall contest (or directly or indirectly support any other Person contesting) (i) any request by the Term Loan Agent or any Term Loan Secured Party for adequate protection of its interest in the Term Loan Priority Collateral (unless in contravention of Section 6.1 or Section 6.10), or (ii) any objection by the Term Loan Agent or any Term Loan Secured Party to any motion, relief, action or proceeding based on a claim by the Term Loan Agent or any Term Loan Secured Party that its interests in the Term Loan Priority Collateral (unless in contravention of Section 6.1 or Section 6.10) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the Term Loan Agent as adequate protection of its interests are subject to this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties).

(c)            The Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, agrees that, prior to the Discharge of Additional Term Obligations, none of them shall contest (or directly or indirectly support any other Person contesting) (i) any request by any Additional Term Agent or any Additional Term Secured Party for adequate protection of its interest in the Term Loan Priority Collateral (unless in contravention of Section 6.1 or Section 6.10), or (ii) any objection by any Additional Term Agent or any Additional Term Secured Party to any motion, relief, action, or proceeding based on a claim by any Additional Term Agent or any Additional Term Secured Party that its interests in the Term Loan Priority Collateral (unless in contravention of Section 6.1 or Section 6.10) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to such Additional Term Agent as adequate protection of its interests are subject to this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties). The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that, prior to the Discharge of Additional Term Obligations, none of them shall contest (or directly or indirectly support any other Person contesting) (i) any request by any Additional Term Agent or any Additional Term Secured Party for adequate protection of its interest in the Term Loan Priority Collateral (unless in contravention of Section 6.1(b) or Section 6.10 hereof), or (ii) any objection by any Additional Term Agent or any Additional Term Secured Party to any motion, relief, action, or proceeding based on a claim by any Additional Term Agent or any Additional Term Secured Party that its interests in the Term Loan Priority Collateral (unless in contravention of Section 6.1(b) or Section 6.10 hereof) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to such Additional Term Agent as adequate protection of its interests are subject to this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties). Any Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that, prior to the applicable Discharge of Additional Term Obligations, none of them shall contest (or directly or indirectly support any other Person contesting) (a) any request by any other Additional Term Agent or any Additional Term Secured Party represented by such other Additional Term Agent for adequate protection of its interest in the Term Loan Priority Collateral (unless in contravention of Section 6.1(b) or Section 6.10 hereof), or (b) any objection by such other Additional Term Agent or any Additional Term Secured Party to any motion, relief, action, or proceeding based on a claim by any Additional Term Agent or any Additional Term Secured Party represented by such other Additional Term Agent that its interests in the Term Loan Priority Collateral (unless in contravention of Section 6.1(b) or Section 6.10 hereof) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to such other Additional Term Agent as adequate protection of its interests are subject to this Agreement (except as may be separately otherwise agreed in writing by and between such Additional Term Agents, in each case on behalf of itself and the Additional Term Secured Parties represented thereby).

Section 6.4   Asset Sales The Term Loan Agent agrees, on behalf of itself and the Term Loan Secured Parties, and any Additional Term Agent agrees, on behalf of itself and any Additional Term Secured Parties represented thereby, that it will not oppose, and shall be deemed to have consented to, any sale consented to by the ABL Agent of any ABL Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) so long as the proceeds of such sale are applied in accordance with this Agreement. The ABL Agent agrees, on behalf of itself and the ABL Secured Parties, that it will not oppose, and shall be deemed to have consented to, any sale consented to by the Term Loan Agent, any Additional Term Agent or the Term Loan Collateral Representative of any Term Loan Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) so long as the proceeds of such sale are applied in accordance with this Agreement.

Section 6.5   Separate Grants of Security and Separate Classification

Each Term Loan Secured Party, the Term Loan Agent, each Additional Term Secured Party and each Additional Term Agent on the one hand and each ABL Secured Party and the ABL Agent, on the other hand acknowledges and agrees that (i) the grants of Liens pursuant to the ABL Collateral Documents, the Term Loan Collateral Documents and the Additional Term Collateral Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral (including that the ABL Secured Parties do not have a Lien on any Real Property), the Term Loan Obligations and Additional Term Obligations are fundamentally different from the ABL Obligations and must be separately classified in any Plan of Reorganization proposed, confirmed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held by a court of competent jurisdiction that the claims of the ABL Secured Parties, on the one hand, and the Term Loan Secured Parties and the Additional Term Secured Parties, on the other hand, in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the ABL Secured Parties, the Term Loan Secured Parties and any Additional Term Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligation claims, Term Loan Obligation claims and Additional Term Obligation claims against the Credit Parties (with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or the Term Loan Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties), the ABL Secured Parties or the Term Loan Secured Parties and the Additional Term Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees and expenses that is available from each pool of Priority Collateral for each of the ABL Secured Parties, on the one hand, and the Term Loan Secured Parties and the Additional Term Secured Parties, on the other hand, before any distribution is made from the applicable pool of Priority Collateral in respect of the claims held by the other Secured Parties, with the other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them from the applicable pool of Priority Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries. The foregoing sentence is subject to any separate agreement by and between any Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and any other Party, on behalf of itself and the Additional Term Secured Parties represented thereby, with respect to the Additional Term Obligations owing to any of such Additional Term Agent and Additional Term Secured Parties.

Section 6.6   Enforceability

The provisions of this Agreement are intended to be and shall be enforceable as a “subordination agreement” under Section 510(a) of the Bankruptcy Code.

Section 6.7   ABL Obligations Unconditional

All rights of the ABL Agent hereunder, and all agreements and obligations of the Term Loan Agent, any Additional Term Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i)             any lack of validity or enforceability of any ABL Document;

(ii)            any change in the time, place or manner of payment of, or in any other term of, all or any portion of the ABL Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any ABL Document;

(iii)           any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the ABL Obligations or any guarantee thereof;

(iv)           the commencement of any Insolvency Proceeding in respect of the Company or any other Credit Party; or

(v)            any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the ABL Obligations, or of any of the Term Loan Agent, any Additional Term Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.8   Term Loan Obligations Unconditional

All rights of the Term Loan Agent hereunder, and all agreements and obligations of the ABL Agent, any Additional Term Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i)             any lack of validity or enforceability of any Term Loan Document;

(ii)            any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Term Loan Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Term Loan Document;

(iii)           any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Term Loan Obligations or any guarantee thereof;

(iv)           the commencement of any Insolvency Proceeding in respect of the Company or any other Credit Party; or

(v)            any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Term Loan Obligations, or of any of the ABL Agent, any Additional Term Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.9   Additional Term Obligations Unconditional

All rights of any Additional Term Agent hereunder, and all agreements and obligations of the ABL Agent, the Term Loan Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(i)             any lack of validity or enforceability of any Additional Term Document;

(ii)            any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Additional Term Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Additional Term Document;

(iii)           any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Additional Term Obligations or any guarantee thereof;

(iv)           the commencement of any Insolvency Proceeding in respect of the Company or any other Credit Party; or

(v)            any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Additional Term Obligations, or of any of the ABL Agent, the Term Loan Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.10 Adequate Protection

Except to the extent expressly provided in Section 6.1, nothing in this Agreement shall limit the rights of (x) the ABL Agent and the ABL Secured Parties, (y) the Term Loan Agent and the Term Loan Secured Parties, or (z) any Additional Term Agent and any Additional Term Secured Parties, respectively, from seeking or requesting adequate protection with respect to their interests in the applicable Priority Collateral in any Insolvency Proceeding, including adequate protection in the form of a cash payment, periodic cash payments, cash payments of interest, additional collateral or otherwise; provided that:

(a)             in the event that the ABL Agent, on behalf of itself or any of the ABL Secured Parties, seeks or requests adequate protection in respect of the ABL Obligations and such adequate protection is granted (i) in the form of a Lien on additional collateral comprising assets of the type of assets that constitute Term Loan Priority Collateral, then the ABL Agent, on behalf of itself and each of the ABL Secured Parties, agrees that the Term Loan Agent shall also be granted a senior Lien on such collateral as security for the Term Loan Obligations and that any Lien on such collateral securing the ABL Obligations shall be subordinate to any Lien on such collateral securing the Term Loan Obligations, or (ii) in the form of periodic or other cash payments, such cash payments shall be made solely from the Proceeds of ABL Priority Collateral,

(b)            in the event that the ABL Agent, on behalf of itself or any of the ABL Secured Parties, seeks or requests adequate protection in respect of the ABL Obligations and such adequate protection is granted in the form of a Lien on additional collateral comprising assets of the type of assets that constitute Term Loan Priority Collateral, then the ABL Agent, on behalf of itself and each of the ABL Secured Parties, agrees that any Additional Term Agent shall also be granted a senior Lien on such collateral as security for the Additional Term Obligations and that any Lien on such collateral securing the ABL Obligations shall be subordinate to any Lien on such collateral securing the Additional Term Obligations (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the ABL Agent, on behalf of itself and the ABL Secured Parties),

(c)             in the event that the Term Loan Agent, on behalf of itself or any of the Term Loan Secured Parties, seeks or requests adequate protection in respect of the Term Loan Obligations and such adequate protection is granted (i) in the form of a Lien on additional collateral comprising assets of the type of assets that constitute ABL Priority Collateral, then the Term Loan Agent, on behalf of itself and each of the Term Loan Secured Parties, agrees that the ABL Agent shall also be granted a senior Lien on such collateral as security for the ABL Obligations and that any Lien on such collateral securing the Term Loan Obligations shall be subordinate to the Lien on such collateral securing the ABL Obligations, or (ii) in the form of periodic or other cash payments, such cash payments shall be made solely from the Proceeds of Term Loan Priority Collateral, and

(d)            in the event that any Additional Term Agent, on behalf of itself or any Additional Term Secured Parties, seeks or requests adequate protection in respect of the Additional Term Obligations and such adequate protection is granted (i) in the form of a Lien on additional collateral comprising assets of the type of assets that constitute ABL Priority Collateral, then such Additional Term Agent, on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that the ABL Agent shall also be granted a senior Lien on such collateral as security for the ABL Obligations and that any Lien on such collateral securing the Additional Term Obligations shall be subordinate to the Lien on such collateral securing the ABL Obligations (except as may be separately otherwise agreed in writing by and between the ABL Agent, on behalf of itself and the ABL Secured Parties represented thereby, and such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby), or (ii) in the form of periodic or other cash payments, such cash payments shall be made solely from the Proceeds of Term Loan Priority Collateral.

Section 6.11 Post-Petition Interest.

(a)            None of the Term Loan Agent, any Additional Term Agent, any Term Loan Secured Party nor any Additional Term Loan Secured shall oppose or seek to challenge any claim by the ABL Agent or any ABL Secured Party for allowance in any Insolvency Proceeding of ABL Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien on the ABL Priority Collateral securing any ABL Secured Party’s claim, without regard to the existence of the Lien of the Term Loan Agent on behalf of the Term Loan Secured Parties or any Additional Term Agent on behalf of the Additional Term Secured Parties on the ABL Priority Collateral.

(b)            None of the ABL Agent nor any ABL Secured Party shall oppose or seek to challenge any claim by the Term Loan Agent, any Additional Term Agent, any Term Loan Secured Party or Additional Term Loan Secured Party for allowance in any Insolvency Proceeding of Term Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien on the Term Priority Collateral securing any Term Secured Party’s claim, without regard to the existence of the Lien of the ABL Agent on behalf of the ABL Secured Parties on the Term Loan Priority Collateral.

ARTICLE 7

Miscellaneous

Section 7.1   Rights of Subrogation

The Term Loan Agent, for and on behalf of itself and the Term Loan Secured Parties, agrees that no payment by the Term Loan Agent or any Term Loan Secured Party to the ABL Agent or any ABL Secured Party pursuant to the provisions of this Agreement shall entitle the Term Loan Agent or any Term Loan Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of ABL Obligations shall have occurred. Following the Discharge of ABL Obligations, the ABL Agent agrees to execute such documents, agreements, and instruments as the Term Loan Agent or any Term Loan Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent are paid by such Person or the Credit Parties upon request for payment thereof.

The ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that no payment by the ABL Agent or any ABL Secured Party to the Term Loan Agent or any Term Loan Secured Party pursuant to the provisions of this Agreement shall entitle the ABL Agent or any ABL Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of Term Loan Obligations shall have occurred. Following the Discharge of Term Loan Obligations, the Term Loan Agent agrees to execute such documents, agreements, and instruments as the ABL Agent or any ABL Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Term Loan Obligations resulting from payments to the Term Loan Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Term Loan Agent are paid by such Person or the Credit Parties upon request for payment thereof.

The ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that no payment by the ABL Agent or any ABL Secured Party to any Additional Term Agent or any Additional Term Secured Party represented thereby pursuant to the provisions of this Agreement shall entitle the ABL Agent or any ABL Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of Additional Term Obligations with respect to the Additional Term Obligations owed to such Additional Term Secured Parties shall have occurred. Following the Discharge of Additional Term Obligations with respect to the Additional Term Obligations owed to such Additional Term Secured Parties, such Additional Term Agent agrees to execute such documents, agreements, and instruments as the ABL Agent or any ABL Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the applicable Additional Term Obligations resulting from payments to such Additional Term Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Additional Term Agent are paid by such Person or the Credit Parties upon request for payment thereof.

Any Additional Term Agent, for and on behalf of itself and any Additional Term Secured Parties represented thereby, agrees that no payment by such Additional Term Agent or any such Additional Term Secured Party to the ABL Agent or any ABL Secured Party pursuant to the provisions of this Agreement shall entitle such Additional Term Agent or any such Additional Term Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of ABL Obligations shall have occurred. Following the Discharge of ABL Obligations, the ABL Agent agrees to execute such documents, agreements, and instruments as such Additional Term Agent or any such Additional Term Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent are paid by such Person or the Credit Parties upon request for payment thereof.

Section 7.2   Further Assurances

The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that any Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable such Party to exercise and enforce its rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.2.

Section 7.3   Representations

The Term Loan Agent represents and warrants to the ABL Agent and any Additional Term Agent that it has the requisite power and authority under the Term Loan Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the Term Loan Secured Parties. The ABL Agent represents and warrants to the Term Loan Agent and any Additional Term Agent that it has the requisite power and authority under the ABL Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the ABL Secured Parties. Any Additional Term Agent represents and warrants to the Term Loan Agent, the ABL Agent and any other Additional Term Agent that it has the requisite power and authority under the applicable Additional Term Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and any Additional Term Secured Parties represented thereby.

Section 7.4  Amendments

(a)             No amendment, modification or waiver of any provision of this Agreement, and no consent to any departure by any Party hereto, shall be effective unless it is in a written agreement executed by the Term Loan Agent, the ABL Agent and any Additional Term Agent. Notwithstanding the foregoing, the Company may, without the consent of any Party hereto, amend this Agreement to add an Additional Term Agent by (x) executing an Additional Term Indebtedness Joinder as provided in Section 7.11 or (y) executing a joinder agreement substantially in the form of Exhibit C attached hereto as provided for in the definition of “ABL Credit Agreement” or “Term Loan Credit Agreement”, as applicable. No amendment, modification or waiver of any provision of this Agreement, and no consent to any departure therefrom by any Party hereto, that changes, alters, modifies or otherwise adversely affects any power, privilege, right, remedy, liability or obligation of, or otherwise affects in any manner, any Additional Term Agent that is not then a Party, or any Additional Term Secured Party not then represented by an Additional Term Agent that is then a Party (including but not limited to any change, alteration, modification or other effect upon any power, privilege, right, remedy, liability or obligation of or other adverse effect upon any such Additional Term Agent or Additional Term Secured Party that may at any subsequent time become a Party or beneficiary hereof) shall be effective unless it is consented to in writing by the Company (regardless of whether any such Additional Term Agent or Additional Term Secured Party ever becomes a Party or beneficiary hereof), and any amendment, modification or waiver of any provision of this Agreement that would have the effect, directly or indirectly, through any reference in any Credit Document to this Agreement or otherwise, of waiving, amending, supplementing or otherwise modifying any Credit Document, or any term or provision thereof, or any right or obligation of the Company or any other Credit Party thereunder or in respect thereof, shall not be given such effect except pursuant to a written instrument executed by the Company and each other affected Credit Party.

(b)            In the event that the ABL Agent or the requisite ABL Secured Parties represented thereby enter into any amendment, waiver or consent in respect of or replacing any ABL Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departure from any provisions of, any ABL Collateral Document relating to the ABL Priority Collateral or changing in any manner the rights of the ABL Agent, the ABL Secured Parties, or any ABL Credit Party with respect to the ABL Priority Collateral (including, subject to Section 2.4(f) hereof, the release of any Liens thereon), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Term Loan Collateral Document and each Additional Term Collateral Document, in each case without the consent of, or any action by, any Term Loan Agent or any Term Loan Secured Party or any Additional Term Agent or Additional Term Secured Party, as applicable; provided, that such amendment, waiver or consent does not materially adversely affect the rights of the Term Loan Secured Parties or the Additional Term Secured Parties, as applicable, or the interests of the Term Loan Secured Parties or the Additional Term Secured Parties, as applicable, in the Term Loan Priority Collateral. The ABL Agent shall give written notice of such amendment, waiver or consent to the Term Loan Agent and each Additional Term Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any Term Loan Collateral Document or any Additional Term Collateral Document as set forth in this Section 7.4(b).

(c)            In the event that the Term Loan Agent that is the Term Loan Collateral Representative or the requisite Term Loan Secured Parties represented thereby enter into any amendment, waiver or consent in respect of or replacing any Term Loan Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Term Loan Collateral Document relating to the Term Loan Priority Collateral or changing in any manner the rights of the Term Loan Agent, the Term Loan Secured Parties, or any Term Loan Credit Party with respect to the Term Loan Priority Collateral (including, subject to Section 2.4(f) hereof, the release of any Liens thereon), then such amendment, waiver or consent shall apply automatically to any comparable provision of each ABL Collateral Document, without the consent of, or any action by, the ABL Agent or any ABL Secured Party (except as may be separately otherwise agreed in writing by and between the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties, and the ABL Agent, on behalf of itself and the ABL Secured Parties); provided, that such amendment, waiver or consent does not materially adversely affect the rights or interests of the ABL Secured Parties in the ABL Priority Collateral (including any license or right of use granted to them by any Credit Party pursuant to any ABL Collateral Document with respect to Intellectual Property owned by such Credit Party as it pertains to the ABL Priority Collateral). The Term Loan Agent shall give written notice of such amendment, waiver or consent to the ABL Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any ABL Collateral Document as set forth in this Section 7.4(c).

(d)            In the event that the Term Loan Agent that is the Term Loan Collateral Representative or the requisite Term Loan Secured Parties represented thereby enter into any amendment, waiver or consent in respect of or replacing any Term Loan Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Term Loan Collateral Document relating to the Term Loan Priority Collateral or changing in any manner the rights of the Term Loan Agent, the Term Loan Secured Parties, or any Term Loan Credit Party with respect to the Term Loan Priority Collateral (including, subject to Section 2.4(f) hereof, the release of any Liens thereon), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Additional Term Collateral Document without the consent of, or any action by, any Additional Term Agent or Additional Term Secured Party (except as may be separately otherwise agreed in writing by and between such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and the Term Loan Agent, on behalf of itself and the Term Loan Secured Parties); provided, that such amendment, waiver or consent does not materially adversely affect the rights or interests of the Additional Term Secured Parties in the Collateral. The applicable Term Loan Agent shall give written notice of such amendment, waiver or consent to each Additional Term Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any Additional Term Collateral Document as set forth in this Section 7.4(d).

(e)            In the event that any Additional Term Agent that is the Term Loan Collateral Representative or the requisite Additional Term Secured Parties represented thereby enter into any amendment, waiver or consent in respect of or replacing any Additional Term Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Additional Term Collateral Document relating to the Term Loan Priority Collateral or changing in any manner the rights of the Additional Term Agent, the Additional Term Secured Parties, or any Additional Term Credit Party with respect to the Term Loan Priority Collateral (including, subject to Section 2.4(f) hereof, the release of any Liens thereon), then such amendment, waiver or consent shall apply automatically to any comparable provision of each ABL Collateral Document without the consent of, or any action by, the ABL Agent or any ABL Secured Party (except as may be separately otherwise agreed in writing by and between (x) such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and (y) the ABL Agent, on behalf of itself and the ABL Secured Parties); provided, that such amendment, waiver or consent does not materially adversely affect the rights or interests of the ABL Secured Parties in the ABL Priority Collateral (including any license or right of use granted to them by any Credit Party pursuant to any ABL Collateral Document with respect to Intellectual Property owned by such Credit Party as it pertains to the ABL Priority Collateral). The applicable Additional Term Agent shall give written notice of such amendment, waiver or consent to the ABL Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any ABL Collateral Document as set forth in this Section 7.4(e).

(f)            In the event that any Additional Term Agent that is the Term Loan Collateral Representative or the requisite Additional Term Secured Parties represented thereby enter into any amendment, waiver or consent in respect of or replacing any Additional Term Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Additional Term Collateral Document relating to the Term Loan Priority Collateral or changing in any manner the rights of the Additional Term Agent, the Additional Term Secured Parties, or any Additional Term Credit Party with respect to the Term Loan Priority Collateral (including, subject to Section 2.4(f) hereof, the release of any Liens thereon), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Term Loan Collateral Document and (with respect to any other Additional Term Credit Facility) each Additional Term Collateral Document, in each case without the consent of, or any action by, the Term Loan Agent or any Term Loan Secured Party or (with respect to any other Additional Term Credit Facility) any other Additional Term Agent or related Additional Term Secured Party, as applicable (except as may be separately otherwise agreed in writing by and between (x) such Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby, and (y) the Term Agent, on behalf of itself and the Term Loan Secured Parties, or such other Additional Term Agent, on behalf of itself and the Additional Term Secured Parties represented thereby); provided, that such amendment, waiver or consent does not materially adversely affect the rights or interests of the Term Loan Secured Parties or such other Additional Term Secured Parties, as applicable, in the Collateral. The applicable Additional Term Agent shall give written notice of such amendment, waiver or consent to the Term Loan Agent and each such other Additional Term Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any Term Loan Collateral Document or Additional Term Collateral Document as set forth in this Section 7.4(f).

Section 7.5   Addresses for Notices

Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, faxed, sent by electronic mail or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a facsimile or upon receipt of electronic mail sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient) or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

ABL Agent:	Wells Fargo Bank, National Association
1800 Century Park East, Suite 1100
Los Angeles, CA 90067
Attn: Relationship Manager – Lannett Company, Inc.

Term Loan Agent:	Alter Domus (US) LLC, as Administrative Agent
225 West Washington Street, 9th Floor
Chicago, Illinois 60606
Attention: Legal Department & CPC Agency
	Email Address:	legal@alterdomus.com
cpcagency@alterdomus.com
	Fax:	312-376-0751

Any Additional Term Agent:	As set forth in the Additional Term Indebtedness Joinder executed and delivered by such Additional Term Agent pursuant to Section 7.11.

Section 7.6   No Waiver, Remedies

No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 7.7   Continuing Agreement, Transfer of Secured Obligations

This Agreement is a continuing agreement and shall (a) remain in full force and effect until the Discharge of ABL Obligations, the Discharge of Term Loan Obligations and the Discharge of Additional Term Obligations shall have occurred, (b) be binding upon the Parties and their successors and assigns, and (c) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees and assigns. Nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral, subject to Section 7.10 hereof. All references to any Credit Party shall include any Credit Party as debtor-in-possession and any receiver or trustee for such Credit Party in any Insolvency Proceeding. Without limiting the generality of the foregoing clause (c), the ABL Agent, any ABL Secured Party, the Term Loan Agent, any Term Loan Secured Party, any Additional Term Agent or any Additional Term Secured Party may assign or otherwise transfer all or any portion of the ABL Obligations, the Term Loan Obligations or any Additional Term Obligations, as applicable, to any other Person, and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the ABL Agent, the Term Loan Agent, such ABL Secured Party, such Term Loan Secured Party, such Additional Term Agent or such Additional Term Secured Party, as the case may be, herein or otherwise. The ABL Secured Parties, the Term Loan Secured Parties and any Additional Term Secured Parties may continue, at any time and without notice to the other Parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Credit Party on the faith hereof.

Section 7.8   Governing Law; Entire Agreement

This Agreement and the rights and obligations of the Parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction. This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 7.9   Counterparts

This Agreement may be executed in any number of counterparts (including by facsimile and other electronic transmission), and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

Section 7.10 No Third Party Beneficiaries

This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the ABL Agent, the ABL Secured Parties, the Term Loan Agent, the Term Loan Secured Parties, each Additional Term Agent, the Additional Term Secured Parties and the Company and the other Credit Parties. No other Person shall have or be entitled to assert rights or benefits hereunder.

Section 7.11 Designation of Additional Term Indebtedness; Joinder of Additional Term Agents

(a)            The Company may designate any Additional Term Indebtedness complying with the requirements of the definition of “Additional Term Indebtedness” as Additional Term Indebtedness for purposes of this Agreement, upon complying with the following conditions:

(i)             one or more Additional Term Agents for one or more Additional Term Secured Parties in respect of such Additional Term Indebtedness shall have executed the Additional Term Indebtedness Joinder with respect to such Additional Term Indebtedness, and the Company or any such Additional Term Agent shall have delivered such executed Additional Term Indebtedness Joinder to the ABL Agent, the Term Loan Agent and any other Additional Term Agent then party to this Agreement;

(ii)            at least five Business Days (unless a shorter period is agreed in writing by the Parties and the Company) prior to delivery of the Additional Term Indebtedness Joinder, the Company shall have delivered to the ABL Agent, the Term Loan Agent and any other Additional Term Agent then party to this Agreement complete and correct copies of any Additional Term Credit Facility, Additional Term Guarantees and Additional Term Collateral Documents that will govern such Additional Term Indebtedness upon giving effect to such designation (which may be unexecuted copies of Additional Term Documents to be executed and delivered concurrently with the effectiveness of such designation); and

(iii)           the Company shall have executed and delivered to the ABL Agent, the Term Loan Agent and any other Additional Term Agent then party to this Agreement an Additional Term Indebtedness Designation, with respect to such Additional Term Indebtedness.

(b)            Upon satisfaction of the foregoing conditions specified in the preceding Section 7.11(a), (i) the designated Additional Term Indebtedness shall constitute “Additional Term Indebtedness,” any Additional Term Credit Facility under which such Additional Term Indebtedness is or may be incurred shall constitute an “Additional Term Credit Facility,” any holder of such Additional Term Indebtedness or other applicable Additional Term Secured Party shall constitute an “Additional Term Secured Party,” and any Additional Term Agent for any such Additional Term Secured Party shall constitute an “Additional Term Agent,” and (ii) any designated Additional Term Indebtedness shall constitute “Additional Term Indebtedness,” any Additional Term Credit Facility under which such Additional Term Indebtedness is or may be incurred shall constitute an “Additional Term Credit Facility” and an “Additional Term Credit Facility,” any holder of such Additional Term Indebtedness or other applicable Additional Term Secured Party shall constitute an “Additional Term Secured Party” and an “Additional Term Secured Party,” and any Additional Term Agent for any such Additional Term Secured Party shall constitute an “Additional Term Agent”. The date on which the foregoing conditions specified in Section 7.11(a) shall have been satisfied with respect to such Additional Term Indebtedness is herein called the “Additional Term Effective Date.” Prior to the Additional Term Effective Date with respect to such Additional Term Indebtedness, all references herein to Additional Term Indebtedness shall be deemed not to take into account such Additional Term Indebtedness, and the rights and obligations of the ABL Agent, the Term Loan Agent and any other Additional Term Agent then party to this Agreement shall be determined on the basis that such Additional Term Indebtedness is not then designated. On and after the Additional Term Effective Date with respect to such Additional Term Indebtedness, all references herein to Additional Term Indebtedness shall be deemed to take into account such Additional Term Indebtedness, and the rights and obligations of the ABL Agent, the Term Loan Agent and any other Additional Term Agent then party to this Agreement shall be determined on the basis that such Additional Term Indebtedness is then designated.

(c)            In connection with any designation of Additional Term Indebtedness pursuant to this Section 7.11, each of the ABL Agent, the Term Loan Agent and any Additional Term Agent then party hereto agrees at the Company’s expense (x) to execute and deliver any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, any Term Loan Collateral Documents, ABL Collateral Documents, or Additional Term Collateral Documents, as applicable, and any blocked account, control or other agreements relating to any security interest in Control Collateral or Cash Collateral, and to make or consent to any filings or take any other actions, as may be reasonably deemed by the Company to be necessary or reasonably desirable for any Lien on any Collateral to secure such Additional Term Indebtedness to become a valid and perfected Lien (with the priority contemplated by this Agreement), provided that such amendment, restatement, waiver or supplement does not adversely affect the validity, perfection or priority of the Lien of such Agent (subject, as to priority, to the provisions of this Agreement) and (y) otherwise to reasonably cooperate to effectuate a designation of Additional Term Indebtedness pursuant to this Section 7.11 (including if requested, by executing an acknowledgment of any Additional Term Indebtedness Joinder or of the occurrence of any Additional Term Effective Date).

Section 7.12 Term Loan Collateral Representative and ABL Agent; Notice of Change

The Term Loan Collateral Representative shall act for the Term Loan Collateral Secured Parties as provided in this Agreement, and shall be entitled to so act at the direction of the Requisite Term Holders from time to time. Until a Party (other than the existing Term Loan Collateral Representative) receives written notice from the existing Term Loan Collateral Representative, in accordance with Section 7.5 of this Agreement, of a change in the identity of the Term Loan Collateral Representative, such Party shall be entitled to act as if the existing Term Loan Collateral Representative is in fact the Term Loan Collateral Representative. Each Party (other than the existing Term Loan Collateral Representative) shall be entitled to rely upon any written notice of a change in the identity of the Term Loan Collateral Representative which facially appears to be from the then existing Term Loan Collateral Representative and is delivered in accordance with Section 7.5 and such Agent shall not be required to inquire into the veracity or genuineness of such notice. Each existing Term Loan Collateral Representative from time to time agrees to give prompt written notice to each Party of any change in the identity of the Term Loan Collateral Representative.

The ABL Agent shall act for the ABL Secured Parties as provided in this Agreement, and shall be entitled to so act at the direction of the Requisite ABL Holders from time to time. Until a Party (other than the existing ABL Agent) receives written notice from the existing ABL Agent, in accordance with Section 7.5 of this Agreement, of a change in the identity of the ABL Agent, such Party shall be entitled to act as if the existing ABL Agent is in fact the ABL Agent. Each Party (other than the existing ABL Agent) shall be entitled to rely upon any written notice of a change in the identity of the ABL Agent which facially appears to be from the then existing ABL Agent and is delivered in accordance with Section 7.5 and such Agent shall not be required to inquire into the veracity or genuineness of such notice. Each existing ABL Agent from time to time agrees to give prompt written notice to each Party of any change in the identity of the ABL Agent.

Section 7.13 Provisions Solely to Define Relative Rights

The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the ABL Secured Parties, the Term Loan Secured Parties and any Additional Term Secured Parties, respectively. Nothing in this Agreement is intended to or shall impair the rights of the Company or any other Credit Party, or the obligations of the Company or any other Credit Party to pay the ABL Obligations, the Term Loan Obligations and any Additional Term Obligations as and when the same shall become due and payable in accordance with their terms.

Section 7.14 Headings

The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 7.15 Severability

If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or the application of Proceeds and other priorities set forth in this Agreement.

Section 7.16 Attorneys Fees

The Parties agree that if any dispute, arbitration, litigation, or other proceeding is brought with respect to the enforcement of this Agreement or any provision hereof, the prevailing party in such dispute, arbitration, litigation, or other proceeding shall be entitled to recover its reasonable attorneys’ fees and all other costs and expenses incurred in the enforcement of this Agreement, irrespective of whether suit is brought.

Section 7.17 VENUE; JURY TRIAL WAIVER

(a)            EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RELATED THERETO, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b)            EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c)            EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.5. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 7.18 Intercreditor Agreement

This Agreement is the “ABL/Term Loan Intercreditor Agreement” referred to in the ABL Credit Agreement, the “ABL/Term Loan Intercreditor Agreement” referred to in the Term Loan Credit Agreement and the “ABL/Term Loan Intercreditor Agreement or ABL/Secured Notes Intercreditor Agreement” referred to in any Additional Term Credit Facility. Nothing in this Agreement shall be deemed to subordinate the right of any ABL Secured Party to receive payment to the right of any Term Loan Secured Party or any Additional Term Secured Party to receive payment or of any Term Loan Secured Party or any Additional Term Secured Party to receive payment to the right of any ABL Secured Party to receive payment (whether before or after the occurrence of an Insolvency Proceeding), it being the intent of the Parties that this Agreement shall effectuate a subordination of Liens as between the ABL Secured Parties, on the one hand, and the Term Loan Secured Parties or any Additional Term Secured Parties, on the other hand, but not a subordination of Indebtedness.

Section 7.19 No Warranties or Liability

The Term Loan Agent, the ABL Agent and any Additional Term Agent each acknowledges and agrees that none of the other Parties has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other ABL Document, any other Term Loan Document or any other Additional Term Document. Except as otherwise provided in this Agreement, the Term Loan Agent, the ABL Agent and any Additional Term Agent will be entitled to manage and supervise their respective extensions of credit to any Credit Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 7.20 Conflicts

In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document, any Term Loan Document or any Additional Term Document, the provisions of this Agreement shall govern. The parties hereto acknowledge that the terms of this Agreement are not intended to negate any specific rights granted to, or obligations of, the Company or any other Credit Party in the Term Loan Documents, the ABL Documents or any Additional Term Documents.

Section 7.21 Information Concerning Financial Condition of the Credit Parties

None of the Term Loan Agent, the ABL Agent and any Additional Term Agent has any responsibility for keeping any other Party informed of the financial condition of the Credit Parties or of other circumstances bearing upon the risk of nonpayment of the ABL Obligations, the Term Loan Obligations or any Additional Term Obligations. The Term Loan Agent, the ABL Agent and any Additional Term Agent hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the Term Loan Agent, the ABL Agent or any Additional Term Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (A) to provide any such information to such other party or any other party on any subsequent occasion, (B) to undertake any investigation not a part of its regular business routine, or (C) to disclose any other information.

Section 7.22 Excluded Assets.

For the avoidance of doubt, nothing in this Agreement (including Sections 2.1, 2.5, 4.1, 6.1 and 6.9) shall be deemed to provide or require that any Agent or any Secured Party represented thereby receive any Proceeds of, or any Lien on, any Property of any Credit Party that constitutes “Excluded Assets” under (and as defined in) the applicable Credit Facility or any related Credit Document to which such Agent is a party.

Section 7.23 Concerning the Agents. It is understood and agreed that (a) the ABL Agent is entering into this Agreement not in its individual capacity, but solely in its capacity as collateral agent under the ABL Documents, (b) the Term Loan Agent is entering into this Agreement not in its individual capacity, but solely in its capacity as collateral agent under the Term Loan Documents, and (c) each Additional Term Agent is entering into this Agreement not in its individual capacity, but solely in its capacity as collateral agent under the Additional Term Documents. Each Agent shall not be personally liable hereunder in its individual capacity except for its own gross negligence or willful misconduct in the performance of its duties and obligations as expressly set forth herein, as determined in a final, non-appealable judgment of a court of competent jurisdiction, and with respect to any discretionary rights or powers granted herein, shall have the right to request written instructions or confirmation from such number or percentage of the applicable Secured Parties as such Agent shall deem appropriate. No Agent shall have any liability or responsibility for the actions or omissions of any other Secured Party, or for any other Secured Party’s compliance with (or failure to comply with) the terms of this Agreement. Notwithstanding anything to the contrary herein, any obligation of any Agent to segregate, hold in trust, remit, transfer and/or pay over any amounts (a “Turnover Amount”) in accordance with this Agreement, including, without limitation, Section 3.2 hereunder, shall be subject to such Agent having actual knowledge of the Turnover Amount being in contravention of this Agreement and not having paid out the Turnover Amount to another Secured Party in accordance with the applicable Credit Documents prior to acquiring such knowledge. Nothing in this Agreement shall be construed to operate as a waiver by any Agent of the benefit of any rights, privileges, protections, immunities, exculpations, or indemnities in its favor under the applicable Credit Documents and each Agent shall be entitled to all such rights, privileges, protections, immunities, exculpations, or indemnities in connection with the execution of this Agreement and in taking or omitting to take any actions hereunder.

[Signature pages follow]

IN WITNESS WHEREOF, the ABL Agent, for and on behalf of itself and the ABL Secured Parties, and the Term Loan Agent, for and on behalf of itself and the Term Loan Secured Parties, have caused this Agreement to be duly executed and delivered as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as ABL Agent

By:	/s/Salvatore Tulumello
Name: Salvatore Tulumello
Title: Vice President

ALTER DOMUS (US) LLC, as Term Loan Agent

By:	/s/Matthew Trybula
Name: Matthew Trybula
Title: Associate Counsel

[Signature Page to Intercreditor Agreement]

ACKNOWLEDGMENT

Each Borrower and each Guarantor hereby acknowledges that it has received a copy of this Agreement and consents thereto, agrees to recognize all rights granted thereby to the ABL Agent, the ABL Secured Parties, the Term Loan Agent, the Term Loan Secured Parties, any Additional Term Agent and any Additional Term Secured Parties and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement.

CREDIT PARTIES:

LANNETT COMPANY, INC.,as the Parent Borrower

By:	/s/Timothy C. Crew
Name: Timothy C. Crew
Title: Chief Executive Officer

LANNETT HOLDINGS, INC.,as Guarantor

By:	/s/Robert Ehlinger
Name: Robert Ehlinger
Title: President

CODY LABORATORIES, INC.,as Guarantor

By:	/s/John M. Abt
Name: John M. Abt
Title: President

SILARX PHARMACEUTICALS, INC.,as Guarantor

By:	/s/Neha Desai-Jimenez
Name: Neha Desai-Jimenez
Title: President and Director of Operations

KREMERS URBAN PHARMACEUTICALS INC.,as Guarantor

By:	/s/Grant Brock
Name: Grant Brock
Title: President

[Acknowledgment of Intercreditor Agreement]

EXHIBIT A

ADDITIONAL TERM INDEBTEDNESS DESIGNATION

DESIGNATION dated as of _______ __, 20__, by [COMPANY]1 (the “Company”). Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement (as amended, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”) entered into as December 7, 2020, between WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “ABL Agent”) for the ABL Secured Parties and Alter Domus (US) LLC (as successor to MORGAN STANLEY SENIOR FUNDING, INC.), in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Term Loan Agent”) for the Term Loan Secured Parties.2 Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement.

Reference is made to that certain [insert name of Additional Term Credit Facility], dated as of _______ __, 20__ (the “Additional Term Credit Facility”), among [list any applicable Credit Party], [list Additional Term Secured Parties] [and Additional Term Agent, as agent (the “Additional Term Agent”)].3

Section 7.11 of the Intercreditor Agreement permits the Company to designate Additional Term Indebtedness under the Intercreditor Agreement. Accordingly:

Section 1. Representations and Warranties. The Company hereby represents and warrants to the ABL Agent, the Term Loan Agent, and any Additional Term Agent that:

(1)            the Indebtedness incurred or to be incurred under the Additional Term Credit Facility constitutes “Additional Term Indebtedness” which complies with the definition of such term in the Intercreditor Agreement; and

(2)            all conditions set forth in Section 7.11 of the Intercreditor Agreement with respect to the Additional Term Indebtedness have been satisfied.

Section 2. Designation of Additional Term Indebtedness. The Company hereby designates such Indebtedness as Additional Term Indebtedness under the Intercreditor Agreement.

1 Revise as appropriate to refer to any permitted successor or assign.

2 Revise as appropriate to refer to any successor ABL Agent or Term Loan Agent and to add reference to any previously added Additional Term Agent.

3 Revise as appropriate to refer to the relevant Additional Term Credit Facility, Additional Term Secured Parties and any Additional Term Agent.

Exhibit A

IN WITNESS OF, the undersigned has caused this Designation to be duly executed by its duly authorized officer or other representative, all as of the day and year first above written.

[COMPANY]

By:
Name:
Title:

EXHIBIT B

ADDITIONAL TERM INDEBTEDNESS JOINDER

JOINDER, dated as of _______________, 20__, among [COMPANY] (the “Company”), WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “ABL Agent”)4 for the ABL Secured Parties, Alter Domus (US) LLC (as successor to MORGAN STANLEY SENIOR FUNDING, INC.), in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Term Loan Agent”)5 for the Term Loan Secured Parties, [list any previously added Additional Term Agent] [and insert name of each Additional Term Agent under any Additional Term Credit Facility being added hereby as party] and any successors or assigns thereof, to the Intercreditor Agreement dated as of December 7, 2020 (as amended, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”) among the ABL Agent, [and] the Term Loan Agent [and (list any previously added Additional Term Agent)]. Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement.

Reference is made to that certain [insert name of Additional Term Credit Facility], dated as of _______ __, 20__ (the “Additional Term Credit Facility”), among [list any applicable Credit Party], [list any applicable Additional Term Secured Parties (the “Joining Additional Term Secured Parties”)] [and insert name of each applicable Additional Term Agent (the “Joining Additional Term Agent”)].6

Section 7.11 of the Intercreditor Agreement permits the Company to designate Additional Term Indebtedness under the Intercreditor Agreement. The Company has so designated Indebtedness incurred or to be incurred under the Additional Term Credit Facility as Additional Term Indebtedness by means of an Additional Term Indebtedness Designation.

Accordingly, [the Joining Additional Term Agent, for and on behalf of itself and the Joining Additional Term Secured Parties,]7 hereby agrees with the ABL Agent, the Term Loan Agent and any other Additional Term Agent party to the Intercreditor Agreement as follows:

Section 1. Agreement to be Bound. The [Joining Additional Term Agent, for and on behalf of itself and the Joining Additional Term Secured Parties,]8 hereby agrees to be bound by the terms and provisions of the Intercreditor Agreement and shall, as of the Additional Term Effective Date with respect to the Additional Term Credit Facility, be deemed to be a party to the Intercreditor Agreement.

4 Revise as appropriate to refer to any successor ABL Agent.

5 Revise as appropriate to refer to any successor Term Loan Agent.

6 Revise as appropriate to refer to the relevant Additional Term Credit Facility, Additional Term Secured Parties and any Additional Term Agent.

7 Revise as appropriate to refer to any Additional Term Agent being added hereby and any Additional Term Secured Parties represented thereby.

8 Revise references throughout as appropriate to refer to the party or parties being added.

Exhibit B

Section 2. Recognition of Claims. (a) The ABL Agent (for and on behalf of itself and the ABL Secured Parties), the Term Loan Agent (for and on behalf of itself and the Term Loan Secured Parties) and [each of] the Additional Term Agent[s](for and on behalf of itself and any Additional Term Secured Parties represented thereby) hereby agree that the interests of the respective Secured Parties in the Liens granted to the ABL Agent, the Term Loan Agent, or any Additional Term Agent, as applicable, under the applicable Credit Documents shall be treated, as among the Secured Parties, as having the priorities provided for in Section 2.1 of the Intercreditor Agreement, and shall at all times be allocated among the Secured Parties as provided therein regardless of any claim or defense (including any claims under the fraudulent transfer, preference or similar avoidance provisions of applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally) to which the ABL Agent, the Term Loan Agent, any Additional Term Agent or any Secured Party may be entitled or subject. The ABL Agent (for and on behalf of itself and the ABL Secured Parties), the Term Loan Agent (for and on behalf of itself and the Term Loan Secured Parties), and any Additional Term Agent party to the Intercreditor Agreement (for and on behalf of itself and any Additional Term Secured Parties represented thereby) (a) recognize the existence and validity of the Additional Term Obligations represented by the Additional Term Credit Facility, and (b) agree to refrain from making or asserting any claim that the Additional Term Credit Facility or other applicable Additional Term Documents are invalid or not enforceable in accordance with their terms as a result of the circumstances surrounding the incurrence of such obligations. The [Joining Additional Term Agent (for and on behalf of itself and the Joining Additional Term Secured Parties] (a) recognize[s] the existence and validity of the ABL Obligations, the existence and validity of the Term Loan Obligations [and the existence and validity of the Additional Term Obligations]9 and (b) agree[s] to refrain from making or asserting any claim that the ABL Credit Agreement, the Term Loan Credit Agreement, the other ABL Documents or Term Loan Documents or the Additional Term Credit Facility or the Additional Term Documents]10, as the case may be, are invalid or not enforceable in accordance with their terms as a result of the circumstances surrounding the incurrence of such obligations.

Section 3. Notices. Notices and other communications provided for under the Intercreditor Agreement to be provided to [the Joining Additional Term Agent] shall be sent to the address set forth on Annex 1 attached hereto (until notice of a change thereof is delivered as provided in Section 7.5 of the Intercreditor Agreement).

Section 4. Miscellaneous. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD PERMIT OR REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

9 Add reference to any previously added Additional Term Obligations as appropriate.

10 Add reference to any previously added Additional Term Credit Facility and related Additional Term Documents as appropriate.

Exhibit B

[Add Signatures]

EXHIBIT C

[TERM LOAN CREDIT AGREEMENT][ADDITIONAL TERM CREDIT FACILITY] JOINDER

JOINDER, dated as of _______________, 20__, among WELLS FARGO BANK, NATIONAL ASSOCIATION in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “ABL Agent”)1 for the ABL Secured Parties, Alter Domus (US) LLC (as successor to MORGAN STANLEY SENIOR FUNDING, INC.), in its capacity as collateral agent (together with its successors and assigns in such capacity from time to time, and as further defined in the Intercreditor Agreement, the “Term Loan Agent”)2 for the Term Loan Secured Parties, [list any previously added Additional Term Agent] [and insert name of additional Term Loan Secured Parties or Term Loan Agent, as applicable, being added hereby as party] and any successors or assigns thereof, to the Intercreditor Agreement dated as of December 7, 2020 (as amended, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”), among the ABL Agent, [and] the Term Loan Agent3 [and (list any previously added Additional Term Agent)]. Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement.

Reference is made to that certain [insert name of new facility], dated as of _______ __, 20__ (the “Joining [Term Loan Credit Agreement][Additional Term Credit Facility]”), among [list any applicable Credit Party], [list any applicable new ABL Secured Parties, Term Loan Secured Parties or Additional Term Secured Parties, as applicable (the “Joining [Term Loan Secured Parties][Additional Term Secured Parties]”)] [and insert name of each applicable Agent (the “Joining [Term Loan][Additional] Agent”)].4

The Joining [Term Loan][Additional] Agent, for and on behalf of itself and the Joining [Term Loan Secured Parties][Additional Term Secured Parties],5 hereby agrees with the Company and the other Grantors, the [ Term Loan][Additional] Agent and any other Additional Term Agent party to the Intercreditor Agreement as follows:

Section 1. Agreement to be Bound. The [Joining [Term Loan][Additional] Agent, for and on behalf of itself and the Joining [Term Loan Secured Parties][Additional Term Secured Parties],]6 hereby agrees to be bound by the terms and provisions of the Intercreditor Agreement and shall, as of the date hereof, be deemed to be a party to the Intercreditor Agreement as [the][a] [Term Loan] [Additional] Agent. As of the date hereof, the Joining [Term Loan Credit Agreement][Additional Term Credit Facility] shall be deemed [the][a] [Term Loan Credit Agreement] [Additional Term Credit Facility] under the Intercreditor Agreement, and the obligations thereunder are subject to the terms and provisions of the Intercreditor Agreement.

1 Revise as appropriate to refer to any successor ABL Agent.

2 Revise as appropriate to refer to any successor Term Loan Agent.

3 Revise as appropriate to describe predecessor Term Loan Agent or Term Loan Secured Parties, if joinder is for a new Term Loan Credit Agreement.

4 Revise as appropriate to refer to the new credit facility, Secured Parties and Agents.

5 Revise as appropriate to refer to any Agent being added hereby and any Secured Parties represented thereby.

6 Revise references throughout as appropriate to refer to the party or parties being added.

Exhibit C

Section 2. Notices. Notices and other communications provided for under the Intercreditor Agreement to be provided to the Joining [Term Loan] [Additional] Agent shall be sent to the address set forth on Annex 1 attached hereto (until notice of a change thereof is delivered as provided in Section 7.5 of the Intercreditor Agreement).

Section 3. Miscellaneous. THIS JOINDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD PERMIT OR REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

[ADD SIGNATURES]